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EXHIBIT 10.1

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

       THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 31, 2001, is entered into by and among: (1) ARGOSY GAMING COMPANY, a Delaware corporation ("ARGOSY"), ALTON GAMING COMPANY, an Illinois corporation ("ALTON GAMING"), ARGOSY OF IOWA, INC., an Iowa corporation ("ARGOSY OF IOWA"), ARGOSY OF LOUISIANA, INC., a Louisiana corporation ("ARGOSY OF LOUISIANA"), BELLE OF SIOUX CITY, L.P., an Iowa limited partnership ("BELLE OF SIOUX CITY"), CATFISH QUEEN PARTNERSHIP IN COMMENDAM, a Louisiana partnership in commendam ("CATFISH QUEEN"), CENTROPLEX CENTRE CONVENTION HOTEL, L.L.C., a Louisiana limited liability company ("CENTROPLEX"), EMPRESS CASINO JOLIET CORPORATION, an Illinois corporation ("EMPRESS CASINO JOLIET"), INDIANA GAMING II, L.P., an Indiana limited partnership ("INDIANA GAMING II"), THE INDIANA GAMING COMPANY, an Indiana corporation ("INDIANA GAMING CORPORATION"), INDIANA GAMING HOLDING COMPANY, an Indiana corporation ("INDIANA GAMING HOLDING"), INDIANA GAMING COMPANY, L.P., an Indiana limited partnership ("INDIANA GAMING PARTNERSHIP"), IOWA GAMING COMPANY, an Iowa corporation ("IOWA GAMING"), JAZZ ENTERPRISES, INC., a Louisiana corporation ("JAZZ ENTERPRISES"), and THE MISSOURI GAMING COMPANY, a Missouri corporation ("MISSOURI GAMING"); (2) each of the financial institutions from time to time listed in SCHEDULE I hereto, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof (collectively, the "LENDERS"); (3) CREDIT LYONNAIS LOS ANGELES BRANCH, as Syndication Agent; (4) BANK OF SCOTLAND and BANKERS TRUST COMPANY, as Documentation Agents; and (5) WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent, L/C Issuer and Swing Line Lender.

                                    RECITALS

       A. The Borrowers have requested that (i) the Total R/C Commitment (as defined in the Existing Credit Agreement), the R/C Funded Outstandings and the Existing Letters of Credit outstanding under the Existing Credit Agreement be continued as or converted into (as the case may be) Revolving Commitments, Revolving Loans and Letters of Credit under this Agreement and (ii) the Existing Credit Agreement otherwise be amended and restated in its entirety as set forth below in this Agreement.

       B. The Lenders are willing, on and subject to the terms and conditions set forth in this Agreement, to amend and restate the terms of the Existing Credit Agreement and to extend credit under this Agreement as more particularly hereinafter set forth.

                                    AGREEMENT

       NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, the parties hereto hereby agree to amend and restate the Existing Credit Agreement as follows:

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ARTICLE I. INTERPRETATION.


       1.01. DEFINITIONS. Unless otherwise indicated in this Agreement, each term set forth below, when used in this Agreement, shall have the meaning given to that term below or in the provision of this Agreement or other document, instrument or agreement referenced below.

       "ACQUISITION" shall mean the acquisition by merger of Empress Casino Joliet (the Person holding the assets of the Empress Casino in Joliet, Illinois) from Horseshoe Gaming Holding Corp.

       "ADMINISTRATIVE AGENT" shall mean Wells Fargo Bank, National Association, in its capacity as administrative agent for the Lenders.

       "ADMINISTRATIVE AGENT'S FEE LETTER" shall mean the letter agreement dated as of May 10, 2001, between Argosy and the Administrative Agent regarding certain fees payable by Argosy to the Administrative Agent.

       "AFFILIATE" shall mean, with respect to any Person, (a) each Person that, directly or indirectly, owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, ten percent (10%) or more of any class of Equity Securities of such Person, or (b) each Person that controls, is controlled by or is under common control with, such Person or any Affiliate of such Person; PROVIDED, HOWEVER, that in no case shall the Administrative Agent or any Lender be deemed to be an Affiliate of Argosy or any of its Subsidiaries for purposes of this Agreement. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

       "AGENT BANK" shall mean the Administrative Agent. All references to "Agent Bank," "Wells Fargo Bank, National Association, as Agent Bank" or "Wells Fargo Bank, National Association, as the Administrative and Collateral Agent" in any Security Document shall be deemed to refer to the Administrative Agent.

       "AGREEMENT" shall mean this Second Amended and Restated Credit Agreement.


       "ALTON CASINO" shall mean the riverboat casino business and related activities conducted by Alton Gaming on the Alton Vessel and on the Alton Real Property and all improvements now or hereafter situate thereon.

       "ALTON DEVELOPMENT AGREEMENT" shall mean that certain Agreement under date of April 18, 1991 by and between the City of Alton, Illinois and the Alton Riverboat Gambling Partnership (the predecessor in interest to Alton Gaming).

       "ALTON GAMING" shall have the meaning given to that term in clause (1) of the introductory paragraph hereof.

       "ALTON REAL PROPERTY" shall mean that real property which is particularly described on SCHEDULE III, which real property is subject to, and used by Alton Gaming in accordance with the terms and conditions of the Alton Development Agreement.

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       "ALTON VESSEL" shall mean that certain vessel known as Alton Belle Casino
II, Official No. 992563 and any other documented or undocumented vessels, barges, watercraft or floating structures which may be utilized by Alton Gaming, as of the Restatement Effective Date or thereafter, in the operation of its riverboat casino business.

       "APPLICABLE LENDING OFFICE" shall mean, with respect to any Lender, (a) in the case of its Base Rate Loans and Base Rate Portions, its Domestic Lending Office, and (b) in the case of its LIBOR Loans and LIBOR Portions, its Euro-Dollar Lending Office.

       "APPLICABLE MARGIN" shall mean:

       (a) With respect to each Revolving Loan, the PER ANNUM margin which is determined pursuant to the Revolving Loan Pricing Grid and added to the Base Rate or LIBOR Rate, as the case may be, for such Revolving Loan; PROVIDED, HOWEVER, that each Applicable Margin determined pursuant to the Revolving Loan Pricing Grid shall be increased by two percent (2.00%) on the date an Event of Default occurs and shall continue at such increased rate unless and until such Event of Default is cured or waived in accordance with this Agreement. The Applicable Margins set forth in this subsection (a) shall be determined as provided in the Revolving Loan Pricing Grid and may change for each Pricing Period.

       (b) With respect to each Term Loan, the PER ANNUM margin which is determined pursuant to the Term Loan Pricing Grid and added to the Base Rate or LIBOR Rate, as the case may be, for such Term Loan; PROVIDED, HOWEVER, that each Applicable Margin determined pursuant to the Term Loan Pricing Grid shall be increased by two percent (2.00%) on the date an Event of Default occurs and shall continue at such increased rate unless and until such Event of Default is cured or waived in accordance with this Agreement. The Applicable Margins set forth in this subsection (b) shall be determined as provided in the Term Loan Pricing Grid and may change for each Pricing Period.

       "APPROVED FUND" shall mean any Fund that is administered, managed or advised by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

       "ARGOSY" shall have the meaning given to that term in clause (1) of the introductory paragraph hereof.

       "ARGOSY OF IOWA" shall have the meaning given to that term in clause (1) of the introductory paragraph hereof.

       "ARGOSY OF LOUISIANA" shall have the meaning given to that term in clause
(1) of the introductory paragraph hereof.

       "ASSIGNEE LENDER" shall have the meaning given to that term in SECTION 8.05(c).

       "ASSIGNMENT" shall have the meaning given to that term in SECTION
8.05(c).

       "ASSIGNMENT AGREEMENT" shall have the meaning given to that term in
SECTION 8.05(c).

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       "ASSIGNMENT EFFECTIVE DATE" shall have, with respect to each Assignment
Agreement, the meaning set forth therein.

       "ASSIGNOR LENDER" shall have the meaning given to that term in SECTION 8.05(c).

       "BASE RATE" shall mean, on any day, the greater of (a) the Prime Rate in effect on such date and (b) the Federal Funds Rate for such day PLUS one-half percent (0.50%).

       "BASE RATE LOAN" shall mean, at any time, a Revolving Loan which then bears interest as provided in clause (i) of SECTION 2.01(c).

       "BASE RATE PORTION" shall mean, at any time, a Portion of the Term Loan Borrowing or a Term Loan, as the case may be, which then bears interest at a rate specified in clause (i) of SECTION 2.02(c).

       "BATON ROUGE CASINO" shall mean the riverboat casino business and related activities conducted by Catfish Queen on the Baton Rouge Vessel and on the Baton Rouge Real Property and all improvements now or hereafter situate thereon.

       "BATON ROUGE DEVELOPMENT AGREEMENT" shall mean that certain Contract under date of September 21, 1994 by and among the City of Baton Rouge, Louisiana, the Parish of East Baton Rouge and Jazz Enterprises.

       "BATON ROUGE REAL PROPERTY" shall mean that real property which is particularly described on SCHEDULE IV.

       "BATON ROUGE VESSEL" shall mean that certain vessel known as Argosy III, Official No. 1023758 and any other documented or undocumented vessels, barges, watercraft or floating structures which may be utilized by Catfish Queen, as of the Restatement Effective Date or thereafter, in the operation of its riverboat casino business.

       "BELLE OF SIOUX CITY" shall have the meaning given to that term in clause
(1) of the introductory paragraph hereof.

       "BORROWERS" shall mean, collectively, Argosy, Alton Gaming, Argosy of Iowa, Belle of Sioux City, Argosy of Louisiana, Catfish Queen, Centroplex, Empress Casino Joliet, Indiana Gaming II, Indiana Gaming Corporation, Indiana Gaming Holding, Indiana Gaming Partnership, Iowa Gaming, Jazz Enterprises and Missouri Gaming. Notwithstanding a transfer of the capital stock of Empress Casino Joliet pursuant to the terms of the Transfer Agreement, until a Sale (as defined in the Transfer Agreement) occurs, Empress Casino Joliet shall remain a Borrower for all purposes of this Agreement (other than for purposes of Section 2.01(a), 2.03(a)(i) or 2.04(a)).

       "BORROWING" shall mean a Revolving Loan Borrowing, the Term Loan Borrowing or a Swing Line Borrowing, as the context may require.

       "BUSINESS DAY" shall mean any day on which (a) commercial banks are not authorized or required to close in San Francisco, California or Chicago, Illinois and (b) if such Business Day is

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related to a LIBOR Loan or a LIBOR Portion, dealings in Dollar deposits are carried out in the London interbank market.

       "CAPITAL ADEQUACY REQUIREMENT" shall have the meaning given to that term in SECTION 2.12(d).

       "CAPITAL ASSET" shall mean, with respect to any Person, any tangible fixed or capital asset owned or leased (in the case of a Capital Lease) by such Person, or any expense incurred by such Person that is required by GAAP to be reported as a non-current asset on such Person's balance sheet.

       "CAPITAL EXPENDITURES" shall mean, with respect to any Person and any period, all amounts expended by such Person during such period to acquire or to construct Capital Assets (including renewals, improvements and replacements, but excluding repairs in the ordinary course) computed in accordance with GAAP (including all amounts paid or accrued on Capital Leases and other Indebtedness incurred or assumed to acquire Capital Assets).

       "CAPITAL LEASE" shall mean any lease that, in accordance with GAAP, is required to be capitalized on the books of a lessee.

       "CASH COLLATERAL ACCOUNT" shall mean the restricted depository savings account to be established by the Borrowers or the Administrative Agent on behalf of the Borrowers with the L/C Issuer at its offices located at 5340 Kietzke, Suite 201, Reno, Nevada, or at such other office located in the United States as may be designated from time to time by the L/C Issuer, for the purpose of depositing cash collateral for the Obligations upon the occurrence of any Event of Default.

       "CASH COLLATERAL PLEDGE AGREEMENT" shall mean that certain Deposit Account Pledge Agreement, dated as of July 31, 2001, among the Borrowers and the L/C Issuer.

       "CASH COLLATERALIZE" shall mean to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, as collateral for the Obligations, cash or deposit account balances in an amount equal to the L/C Obligations pursuant to documentation in form and substance satisfactory to the Administrative Agent and the L/C Issuer (which documents are hereby consented to by the Lenders). Derivatives of such term shall have corresponding meaning. Each Borrower hereby grants the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, a Lien on all such cash and deposit account balances as security for the Obligations. Cash collateral shall be maintained in blocked, non-interest bearing deposit accounts at Wells Fargo or other institutions satisfactory to it. The Lien held by the Administrative Agent in such cash collateral to secure the Obligations shall be released upon the satisfaction of each of the following conditions: (a) no Letters of Credit shall be outstanding, (b) all L/C Obligations shall have been repaid in full and (c) no Default shall have occurred and be continuing.

       "CASH EQUIVALENTS" shall mean:

              (a) Direct obligations of, or obligations the principal and interest on which are unconditionally guaranteed by, the United States of America or obligations of any agency or

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 instrumentality of, or corporation owned, controlled or sponsored by, the
 United States of America to the extent such obligations are backed by the full faith and credit of the United States of America, in each case maturing within one year from the date of acquisition thereof;

              (b) Direct obligations of, or obligations the principal and interest on which are unconditionally guaranteed by, any state of the United States of America, in each case maturing within one year from the date of acquisition thereof;

              (c) Certificates of deposit maturing within one year from the date of acquisition thereof issued by, bank deposits in, eurodollar deposits through, bankers' acceptances of, and repurchase agreements covering obligations described in clause (i) above executed by, a commercial bank or trust company organized under the laws of the United States of America or a state thereof or that is a Lender, PROVIDED, that (i) such deposits are denominated in Dollars and (ii) such bank or trust company, if not a Lender, has capital, surplus and undivided profits of not less than $250,000,000 or total assets of at least $5,000,000,000;

              (d) Open market commercial paper maturing within 270 days from the date of acquisition thereof issued by a corporation organized under the laws of the United States of America or a state thereof, provided such commercial paper is rated at least A-1 (or its equivalent) by Standard and Poor's Ratings Group or P-1 (or its equivalent) by Moody's Investors Service, Inc.;

              (e) Any repurchase agreement entered into with a commercial bank or trust company organized under the laws of the United States of America or a state thereof or that is a Lender, PROVIDED, that (i) such bank or trust company has capital, surplus and undivided profits of not less than $100,000,000, (ii) such bank or trust company has certificates of deposit or other debt obligations rated at least A-1 (or its equivalent) by Standard and Poor's Ratings Group or P-1 (or its equivalent) by Moody's Investors Service, Inc., (iii) the repurchase obligations of such bank or trust company under such repurchase agreement are fully secured by a perfected security interest in a security or instrument of the type described in clause (a), (b), (c) or (d) above and (iv) such security or instrument so securing the repurchase obligations has a fair market value at the time such repurchase agreement is entered into of not less than 100% of such repurchase obligations;

              (e) "Money market preferred stock" issued by a corporation incorporated under the laws of the United States of America or any state thereof given on the date of such Investment a credit rating of at least Aa by Moody's Investors Service, Inc. or AA by Standard & Poor's Ratings Group, in each case having an investment period not to exceed 50 days; PROVIDED, that (i) the amount of all such Investments issued by the same issuer does not exceed $5,000,000 and
(ii) the aggregate amount of all such Investments does not exceed $15,000,000;
and

              (f) A readily redeemable "money market mutual fund" advised by a bank described in clause (c) hereof, or an investment advisor registered under
Section 203 of the Investment Advisors Act of 1940, that has and maintains an investment policy limiting its investments primarily to instruments of the types described in clauses (a) through (e) hereof and having on the date of such Investment total assets of at least $1,000,000,000.

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       "CASINOS" shall mean, collectively, the Alton Casino, the Baton Rouge
Casino, the Empress Casino, the Lawrenceburg Casino, the Riverside Casino, the Sioux City Casino and each other casino which may be owned or operated by the Loan Parties from time to time.

       "CATFISH QUEEN" shall have the meaning given to that term in clause (1) of the introductory paragraph hereof.

       "CENTROPLEX" shall have the meaning given to that term in clause (1) of the introductory paragraph hereof.

       "CHANGE OF CONTROL" shall mean:

       (a) Any "person" or "group" (as such terms are defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) other than William F. Cellini, F. Lance Callis, Jimmy F. Gallagher, William J. McEnery, John B. Pratt, Sr., James S. Connors and Stephanie Pratt, each of such Person's immediate family or a trust or similar entity existing solely for the benefit of such Person or such Person's immediate family, shall own or control more than forty percent (40%) of the voting common stock of Argosy; or

       (b) During any period of twenty-four (24) consecutive months commencing after the Restatement Effective Date, individuals who at the beginning of such period constituted Argosy's Board of Directors (together with any new or replacement directors whose election by Argosy's Board of Directors or whose nomination for election by Argosy's shareholders, was approved by a vote of at least a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; or

       (c) Argosy shall fail to own, directly or indirectly, one hundred percent (100%) of the Equity Securities of any other Borrower except (i) to the extent arising from a merger of any Borrower (other than Argosy) with or into Argosy or any other Borrower or (ii) the transfer of the capital stock of Empress Casino Joliet in accordance with the terms of the Transfer Agreement.

       "CHANGE OF LAW" shall have the meaning given to that term in SECTION 2.12(b).

       "CLASS" shall have the meaning given to that term in SECTION 1.10(e).

       "COLLATERAL" shall mean all property in which the Administrative Agent or any Lender has a Lien to secure the Obligations.

       "COMMITMENT FEE PERCENTAGE" shall mean, with respect to the Revolving Loans at any time, the PER ANNUM percentage which is used to calculate Commitment Fees for the Revolving Loans. The Commitment Fee Percentages shall be determined as provided in the Revolving Loan Pricing Grid and may change for each Pricing Period.

       "COMMITMENT FEES" shall have the meaning given to that term in SECTION 2.06(b).

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       "COMMITMENT REDUCTION DATES" shall mean the Quarterly Dates falling on or nearest to March 31, June 30, September 30 and December 31 of each year, commencing with June 30, 2003 through and including March 31, 2006.

       "COMMITMENTS" shall mean, collectively, the Revolving Loan Commitments and the Term Loan Commitments.

       "COMPLIANCE CERTIFICATE" shall have the meaning given to that term in clause (iii) of SECTION 5.01(a).

       "CONTINGENT OBLIGATION" shall mean, with respect to any Person, (a) any Guaranty Obligation of that Person; and (b) any direct or indirect obligation or liability, contingent or otherwise, of that Person (i) in respect of any Surety Instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments, (ii) as a partner or joint venturer in any partnership or joint venture, or (iii) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered. The amount of any Contingent Obligation shall (subject, in the case of Guaranty Obligations, to the last sentence of the definition of "Guaranty Obligation") be deemed equal to the maximum reasonably anticipated liability in respect thereof.

       "CONTRACTUAL OBLIGATION" of any Person shall mean, any indenture, note, lease, loan agreement, security, deed of trust, mortgage, security agreement, guaranty, instrument, contract, agreement or other form of contractual obligation or undertaking to which such Person is a party or by which such Person or any of its property is bound.

       "CREDIT DOCUMENTS" shall mean and include this Agreement, the Notes, the Guaranty, the Security Documents, all Rate Contracts of any Borrower with any Lender related to any Loan, the Environmental Certificate and the Administrative Agent's Fee Letter; all other documents, instruments and agreements delivered to the Administrative Agent or any Lender pursuant to SECTION 3.01; and all other documents, instruments and agreements delivered by any Loan Party to the Administrative Agent or any Lender in connection with this Agreement on or after the date of this Agreement.

       "CREDIT EVENT" shall mean the making of any Loan (including a Swing Line
Loan) or the making of an L/C Credit Extension.

       "DEFAULT" shall mean an Event of Default or any event or circumstance not yet constituting an Event of Default which, with the giving of any notice or the lapse of any period of time or both, would become an Event of Default.

       "DEFAULTING LENDER" shall mean a Lender which has failed to fund its portion of any Borrowing which it is required to fund under this Agreement and has continued in such failure for three (3) Business Days after written notice from the Administrative Agent.

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       "DEPARTING LENDERS" shall mean Bank of America National Association,
Societe Generale, Bank One, NA and U.S. Bank National Association.


       "DESIGNATED ASSET SALE PROCEEDS" shall mean the Net Proceeds payable to the Loan Parties from the sale, transfer, lease or other disposition of assets or property, other than any sale or other disposition permitted by clause (i),
(ii), (iv) or (v) of SECTION 5.02(c).

       "DEVELOPMENT AGREEMENTS" shall mean, collectively, the Alton Development Agreement, the Baton Rouge Development Agreement, the Lawrenceburg Development Agreement, the Riverside Development Agreement and the Sioux City Development Agreement.

       "DISTRIBUTIONS" shall mean dividends (in cash or property) on, or other payments or distributions on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement or other acquisition of, any shares of any class of stock of any Loan Party or of any warrants, options or other rights to acquire the same.

       "DOCUMENTATION AGENTS" shall mean Bank of Scotland and Bankers Trust Company, in their capacities as documentation agent.

       "DOLLARS" and "$" shall mean the lawful currency of the United States of America and, in relation to any payment under this Agreement, same day or immediately available funds.

       "DOMESTIC LENDING OFFICE" shall mean, with respect to any Lender, (a) initially, its office designated as such in PART B of SCHEDULE I (or, in the case of any Lender which becomes a Lender by an assignment pursuant to SECTION 8.05(c), its office designated as such in the applicable Assignment Agreement) and (b) subsequently, such other office or offices as such Lender may designate to the Administrative Agent as the office at which such Lender's Base Rate Loans and Base Rate Portions will thereafter be maintained and for the account of which all payments of principal of, and interest on, such Lender's Base Rate Loans and Base Rate Portions will thereafter be made.

       "EBITDA" shall mean, for any period, the sum of the following items of the Loan Parties: (a) Net Income after tax for such period, (b) Interest Expense for such period, (c) depreciation and amortization for such period, (d) all other non-cash expenses (less non-cash gains) for such period, (e) income tax expense for such period, (f) pre-opening expense for such period and (g) all extraordinary items, including non-recurring fees incurred in connection with the negotiation, execution and delivery of this Agreement (in each instance to the extent deducted in the determination of Net Income and in each case as determined in accordance with GAAP), after giving effect on a pro forma basis to the Acquisition and any acquisition of assets or Persons permitted under SECTION 5.02(d) and/or any disposition of assets or Persons permitted under SECTION 5.02(c) (as if the Acquisition or such other acquisition or disposition occurred on the first day of the relevant four fiscal quarter period).

       "EFFECTIVE AMOUNT" shall mean (i) with respect to Revolving Loans, Term Loans and Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Revolving Loans, Term Loans and Swing Line Loans, as the case may be, occurring on such date; and (ii) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to

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any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

       "ELIGIBLE ASSIGNEE" shall mean a Person which is (a) to the extent required under applicable Gaming Laws, registered or licensed with, approved or found suitable by, or not disapproved, denied a license or approval or found unsuitable by (whichever may be required under applicable Gaming Laws), any applicable Governmental Authorities and (b) (i) with respect to the Revolving Loans, Revolving Loan Commitments or the Term Loans, (A) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000, (B) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD, (C) a Person that is primarily engaged in the business of commercial banking and that is (1) a Subsidiary of a Lender, (2) a Subsidiary of a Person of which a Lender is a Subsidiary or (3) a Person of which a Lender is a Subsidiary or (D) an Approved Fund or (ii) solely with respect to the Term Loans, any other entity that is an "accredited investor" (as defined in Regulation D under the Securities Act of 1933) that extends credit or buys loans as one of its businesses including insurance companies, mutual funds, lease financing companies and investment funds.

       "EMPLOYEE BENEFIT PLAN" shall mean any employee benefit plan within the meaning of section 3(3) of ERISA maintained or contributed to by Argosy or any ERISA Affiliate, other than a Multiemployer Plan.

       "EMPRESS CASINO" shall mean the riverboat casino business and related activities conducted by Empress Casino Joliet on the Joliet Vessels and on the Joliet Real Property and all improvements now or hereafter situate thereon.

       "EMPRESS CASINO JOLIET" shall have the meaning given to that term in clause (1) of the introductory paragraph hereof.

       "ENVIRONMENTAL CERTIFICATE" shall mean that certain Environmental Indemnity Agreement, dated as of the date hereof, among the Borrowers and the Administrative Agent.

       "ENVIRONMENTAL DAMAGES" shall mean all claims, judgments, damages, losses, penalties, liabilities (including strict liability), costs and expenses, including costs of investigation, remediation, defense, settlement and reasonable attorneys' fees and consultants' fees, that are incurred at any time as a result of the existence of any Hazardous Material upon, about or beneath any real property owned by Argosy or any of its Subsidiaries or migrating or threatening to migrate to or from any such real property, or arising from any investigation, proceeding or remediation of any location at which Argosy, any of its Subsidiaries or any predecessors are alleged to have directly or indirectly disposed of Hazardous Materials or arising in any manner whatsoever out of any violation of Environmental Laws.

       "ENVIRONMENTAL LAWS" shall mean the Clean Air Act, 42 U.S.C. Section 7401 ET SEQ.; the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 ET SEQ.; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 ET SEQ.; the Comprehensive Environment Response, Compensation and Liability Act of 1980 (including the Superfund Amendments and Reauthorization Act of 1986, "CERCLA"), 42 U.S.C. Section 9601 ET SEQ.; the Toxic Substances Control Act, 15 U.S.C. Section 2601 ET SEQ.; the Occupational Safety and Health Act, 29 U.S.C.
Section 651; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 ET SEQ.; the Mine Safety and Health Act of 1977, 30 U.S.C.
Section 801 ET SEQ.; the Safe Drinking Water Act, 42 U.S.C. Section 300f ET SEQ.; and all other Governmental Rules relating to the protection of human health and the environment, including all Governmental Rules pertaining to the reporting, licensing, permitting, transportation, storage, disposal, investigation or remediation of emissions, discharges, releases, or threatened releases of Hazardous Materials into the air, surface water, groundwater, or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation or handling of Hazardous Materials.

       "EQUITY SECURITIES" of any Person shall mean (a) all common stock, preferred stock, participations, shares, partnership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing.

       "ERISA" shall mean the Employee Retirement Income Security Act of 1974.

       "ERISA AFFILIATE" shall mean any Person which is treated as a single employer with Argosy under Section 414 of the IRC.

       "EURO-DOLLAR LENDING OFFICE" shall mean, with respect to any Lender, (a) initially, its office designated as such in PART B of SCHEDULE I (or, in the case of any Lender which becomes a Lender by an assignment pursuant to SECTION 8.05(c), its office designated as such in the applicable Assignment Agreement) and (b) subsequently, such other office or offices as such Lender may designate to the Administrative Agent as the office at which such Lender's LIBOR Loans and LIBOR Portions will thereafter be maintained and for the account of which all payments of principal of, and interest on, such Lender's LIBOR Loans and LIBOR Portions will thereafter be made.

         "EVENT OF DEFAULT" shall have the meaning given to that term in SECTION 6.01.

       "EVERGREEN LETTER OF CREDIT" shall have the meaning given to that term in
SECTION 2.03(b)(iii).

       "EXISTING ASSIGNMENTS" shall mean, collectively, (a) that certain Assignment of Permits, Contracts, Rents and Revenues (Alton) which was executed by Alton Gaming and the Administrative Agent on June 8, 1999 and recorded in the Office of the Madison County, Illinois Recorder on June 9, 1999 in Book 4331 at Page 3181 as Document No. 2479-0893, (b) that certain Amended and Restated Assignment of Permits, Contracts, Rents and Revenues (Baton Rouge), executed under date of March 2, 2001 by Jazz Enterprises, Argosy of Louisiana, Catfish Queen, Centroplex and the Administrative Agent, recorded in the office of the Clerk and

Recorder of East Baton Rouge Parish, Louisiana on March 7, 2001 at Original 334, Bundle 11206, (c) that certain Assignment of Permits, Contracts, Rents and Revenues (Riverside) which was executed by Missouri Gaming, Argosy and the Administrative Agent on June 8, 1999 and recorded in the Office of the Platte County, Missouri Recorder on June 10, 1999 in Book 0908 at Page 0534 as Instrument No. 0010672, (d) that certain Amended and Restated Assignment of Permits, Contracts, Rents and Revenues (Sioux City) executed under date of March 2, 2001 by Iowa Gaming, Belle of Sioux City and the Administrative Agent, recorded in the Official Records of Woodbury County, Iowa on April 4, 2001 at Roll 485, Image 1135, Document No. 15427, (e) that certain Assignment of Permits, Contracts, Rents and Revenues (Lawrenceburg) executed under date of March 12, 2001 by Indiana Gaming Partnership and the Administrative Agent and recorded in the Official Records of Dearborn County, Indiana on March 15, 2001 in Book 11 at Page 73 as Instrument No. 2001 0000 2252, (f) that certain Assignment of Development Agreement which was executed by Alton Gaming and the Administrative Agent on June 8, 1999 and recorded in Office of the Madison County, Illinois Recorder on June 9, 1999 in Book 4331 at Page 3196, as Document No. 2479-0894 and (g) that certain Assignment of Development Agreement (Sioux
City) executed under date of March 2, 2001 by Belle of Sioux City and the Administrative Agent, recorded in the Official Records of Woodbury County, Iowa on April 4, 2001 at Roll 485.

       "EXISTING CREDIT AGREEMENT" shall mean that certain Amended and Restated Credit Agreement, dated as of March 2, 2001, among certain of the Borrowers, the Lenders named therein, Wells Fargo, as Swingline Lender, L/C Issuer and Agent Bank, Societe Generale, as Syndication Agent and Bank One, N.A., as Documentation Agent, as amended, supplemented or otherwise modified and in effect on the date hereof.

       "EXISTING MORTGAGES" shall mean, collectively, (a) that certain Mortgage of Jazz Enterprises, Inc., Argosy of Louisiana, Inc. and Catfish Queen Partnership in Commendam to Secure Present and Future Indebtedness, Assignment of Leases and Rents, Security Agreement and Fixture Filing which was executed by Argosy of Louisiana, Jazz Enterprises and Catfish Queen in favor of the Administrative Agent on June 8, 1999 and which was filed and recorded in the Office of the Clerk and Recorder of East Baton Rouge Parish, Louisiana on June 9, 1999 under Original No. 978 , Bundle 11016, together with an Act of Correction recorded in the Office of the Clerk and Recorder of East Baton Rouge Parish, Louisiana on August 19, 1999 under Original No. 139, Bundle 11043, (b) that certain Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents which was executed by Alton Gaming and by Missouri Gaming in favor of the Administrative Agent on June 8, 1999, and which was recorded in the Official Records of Platte County, Missouri on June 10, 1999 in Book 0908 at Page 0533 as Instrument No. 0010671 and (c) that certain Continuing Collateral Mortgage, Security Agreement, Assignment of Leases and Rents and Financing Statement executed under date of March 12, 2001 by Indiana Gaming Partnership and recorded in the Official Records of Dearborn County, Indiana on March 15, 2001 in Book 11 at Page 31 as Instrument No. 2001 0000 2251.

       "EXISTING SECURITY AGREEMENTS" shall mean, collectively, (a) that certain Pledge and Security Agreement (Alton Gaming Company), dated as of June 8, 1999, by Alton Gaming in favor of the Administrative Agent, (b) that certain Pledge and Security Agreement (Argosy Gaming Company), dated as of June 8, 1999, by Argosy in favor of the Administrative Agent,

(c) that certain Pledge and Security Agreement (Argosy of Louisiana, Inc.), dated as of June 8, 1999, by Argosy of Louisiana in favor of the Administrative Agent, (d) that certain Pledge and Security Agreement (Catfish Queen Partnership in Commendam), dated as of June 8, 1999, by Catfish Queen in favor of the Administrative Agent, (e) that certain Pledge and Security Agreement (Iowa Gaming Company), dated as of June 8, 1999, by Iowa Gaming in favor of the Administrative Agent, (f) that certain Pledge and Security Agreement (Jazz Enterprises, Inc.), dated as of June 8, 1999, by Jazz Enterprises in favor of the Administrative Agent, (g) that certain Pledge and Security Agreement (The Missouri Gaming Company), dated as of June 8, 1999, by Missouri Gaming in favor of the Administrative Agent, (h) that certain Pledge and Security Agreement, dated as of June 8, 1999 (The Indiana Gaming Company), by Indiana Gaming Corporation in favor of the Administrative Agent, (i) that certain Pledge and Security Agreement (Argosy of Iowa, Inc.), dated as of March 2, 2001, by Argosy of Iowa in favor of the Administrative Agent, (j) that certain Pledge and Security Agreement (Belle of Sioux City, L.P.), dated as of March 2, 2001, by Belle of Sioux City in favor of the Administrative Agent, (k) that certain Pledge and Security Agreement (Centroplex Centre Convention Hotel, L.L.C.), dated as of March 2, 2001, by Centroplex in favor of the Administrative Agent,
(l) that certain Pledge and Security Agreement (Indiana Gaming Company, L.P.), dated as of March 12, 2001, by Indiana Gaming Partnership in favor of the Administrative Agent, (m) that certain Pledge and Security Agreement (Indiana Gaming Holding Company), dated as of March 2, 2001, by Indiana Gaming Holding in favor of the Administrative Agent and (n) that certain Pledge and Security Agreement (Indiana Gaming II, L.P.), dated as of March 2, 2001, by Indiana Gaming II in favor of the Administrative Agent.

       "EXISTING SHIP MORTGAGES" shall mean, collectively, (a) that certain First Preferred Ship Mortgage which was executed by Alton Gaming on June 8, 1999, received by the United States Coast Guard at New Orleans, Louisiana, also on June 8, 1999, and recorded at the National Vessel Documentation Center in Book 99-65, as Instrument No. 697, (b) that certain First Preferred Ship Mortgage which was executed by Alton Gaming on June 8, 1999, received by the United States Coast Guard at New Orleans, Louisiana, also on June 8, 1999, and recorded at the National Vessel Documentation Center in Book 99-65, as Instrument No. 301, (c) that certain First Preferred Ship Mortgage which was executed by Catfish Queen on June 8, 1999, received by the United States Coast Guard at New Orleans, Louisiana, also on June 8, 1999, and recorded at the National Vessel Documentation Center in Book 99-65, as Instrument No. 699, (d) that certain First Preferred Ship Mortgage which was executed by Missouri Gaming on June 8, 1999, received by the United States Coast Guard at New Orleans, Louisiana, also on June 8, 1999, and recorded at the National Vessel Documentation Center in Book 99-65, as Instrument No. 698, (e) that certain First Preferred Ship Mortgage which was executed by Iowa Gaming Company on June 8, 1999, received by the United States Coast Guard at New Orleans, Louisiana, also on June 8, 1999, and recorded at the National Vessel Documentation Center in Book 99-65, as Instrument No. 696, (f) that certain First Preferred Ship Mortgage which was executed by Argosy on June 8, 1999, received by the United States Coast Guard at New Orleans, Louisiana, also on June 8, 1999, and recorded at the National Vessel Documentation Center in Book 99-65, as Instrument No. 302 and (g) that certain First Preferred Ship Mortgage made by Indiana Gaming Partnership, dated as of March 12, 2001, and filed with the National Vessel Documentation Center on March 13, 2001 in Book 01-24, Page No. 346.

       "EXISTING LETTERS OF CREDIT" shall mean the letters of credit described on SCHEDULE II.

       "EXPENDITURE BASKET" shall have the meaning given to that term in SECTION 5.02(l).

       "FEDERAL FUNDS RATE" shall mean, for any day, the rate per annum (rounded upwards to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; PROVIDED, that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Wells Fargo on such day on such transactions as determined by the Administrative Agent.

       "FEDERAL RESERVE BOARD" shall mean the Board of Governors of the Federal Reserve System.

       "FINANCIAL STATEMENTS" shall mean, with respect to any accounting period for any Person, statements of income, stockholders' equity (prepared on an annual basis only) and cash flows of such Person for such period, and a balance sheet of such Person as of the end of such period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year if such period is less than a full fiscal year or, if such period is a full fiscal year, corresponding figures from the preceding annual audit, all prepared in reasonable detail and in accordance with GAAP.

       "FIXED CHARGE COVERAGE RATIO" shall mean, as at any date of determination, the ratio of (a) EBITDA for the period of four consecutive fiscal quarters ending on or most recently ended prior to such date MINUS the sum of
(i) Distributions actually made in cash during such period (to the extent not included in Fixed Charges) other than Distributions made to or for the account of another Loan Party, (ii) income taxes actually paid in cash during such period and (iii) Non-Financed Capital Expenditures actually made during such period, to (b) Fixed Charges for the period of four consecutive fiscal quarters ending on or most recently ended prior to such date.

       "FIXED CHARGES" shall mean, for any period, the sum, for the Loan Parties (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) Interest Expense for such period, (b) payments of principal, other than optional payments of principal, on Indebtedness (including the aggregate amount of all repayments of principal of Revolving Loans which are required in connection with any reduction of the Revolving Loan Commitments pursuant to SECTION 2.05 during such period), to the extent actually paid during such period, (c) the portion of payments, other than optional payments, made under Capital Leases that should be treated as payment of principal in accordance with GAAP, to the extent actually paid during such period and (d) Distributions on the preferred capital stock of Argosy to the extent actually paid in cash during such period, after giving effect on a pro forma basis to the Acquisition or any acquisition of assets or Persons permitted under SECTION 5.02(d) and/or any disposition of assets or Persons permitted under SECTION 5.02(c) (as if the Acquisition or such other acquisition or disposition occurred on the first day of the relevant four fiscal quarter period).

       "FUND" shall mean any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

       "FUNDED DEBT" shall mean the obligations described in clauses (a), (b),
(c), (d), (e), (g) and (h) of the definition of "Indebtedness".

       "GAAP" shall mean generally accepted accounting principles and practices as in effect in the United States of America from time to time, consistently applied.

       "GAMING AUTHORITIES" shall mean, collectively, the Illinois Gaming Board, the Indiana Gaming Commission, the Iowa Racing and Gaming Commission, the Louisiana Gaming Control Board, the Missouri Gaming Commission and any other Governmental Authorities which enforce the Gaming Laws.

       "GAMING FACILITY" shall mean any Casino and all other Property owned by a Loan Party which is directly ancillary thereto or used in connection therewith, including any hotels, resorts, card clubs, theaters, parking facilities, recreational vehicle parks, timeshare operations, retail shops, restaurants, other buildings, land, golf courses and other recreation and entertainment facilities, marinas, vessels, barges, ships and related equipment.

       "GAMING LAWS" shall mean all statutes, rules, regulations, ordinances, codes, administrative or judicial orders or decrees or other laws pursuant to which any Gaming Authority or other Governmental Authority possesses regulatory, licensing or permit authority over gambling or gaming activities conducted by any Loan Party within its jurisdiction.

       "GAMING LICENSE" shall mean, collectively, any and all Governmental Authorizations (i) necessary to enable any Loan Party to engage in the casino, gambling or gaming business or otherwise continue to conduct its business as it is conducted on the Restatement Effective Date, or (ii) required by any Governmental Authority or under any Gaming Law.

       "GOVERNMENTAL AUTHORITY" shall mean any domestic or foreign national, state or local government, any political subdivision thereof, any department, agency, authority or bureau of any of the foregoing, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including the Federal Deposit Insurance Corporation, the Federal Reserve Board, the Comptroller of the Currency, any central bank or any comparable authority.

       "GOVERNMENTAL AUTHORIZATION" shall mean any permit, license, registration, approval, finding of suitability, authorization, plan, directive, order, consent, exemption, waiver, consent order or consent decree of or from, or notice to, action by or filing with, any Governmental Authority.

       "GOVERNMENTAL CHARGES" shall mean, with respect to any Person, all levies, assessments, fees, claims or other charges imposed by any Governmental Authority upon such Person or any of its property or otherwise payable by such Person.

       "GOVERNMENTAL RULE" shall mean any law, rule, regulation, ordinance, order, code interpretation, judgment, decree, directive, guidelines, policy or similar form of decision of any Governmental Authority.

       "GUARANTOR" shall mean each Restricted Subsidiary which has executed and delivered a Guaranty pursuant to SECTION 5.01(k).

       "GUARANTY" shall mean a General Continuing Subsidiary Guaranty executed by the Restricted Subsidiaries in favor of the Administrative Agent on behalf of the Lenders from time to time.

       "GUARANTY OBLIGATION" shall mean, with respect to any Person, any direct or indirect liability of that Person with respect to any indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person, whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof. The amount of any Guaranty Obligation shall be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum liability in respect thereof.

       "HAZARDOUS MATERIALS" shall mean all pollutants, contaminants and other materials, substances and wastes which are hazardous, toxic, caustic, harmful or dangerous to human health or the environment, including petroleum and petroleum products and byproducts, radioactive materials, asbestos, polychlorinated biphenyls and all materials, substances and wastes which are classified or regulated as "hazardous," "toxic" or similar descriptions under any Environmental Law.

       "HONOR DATE" shall have the meaning given to that term in SECTION 2.03(c)(i).

       "ICC" shall have the meaning given to that term in SECTION 2.03(h).

       "INDEBTEDNESS" of any Person shall mean, without duplication:

              (a) All obligations of such Person evidenced by notes, bonds, debentures or other similar instruments and all other obligations of such Person for borrowed money (including obligations to repurchase receivables and other assets sold with recourse);

              (b) All obligations of such Person for the deferred purchase price of property or services;

              (c) All obligations of such Person under conditional sale or other title retention agreements with respect to property acquired by such Person (to the extent of the value of such property if the rights and remedies of the seller or the Lender under such agreement in the event of default are limited solely to repossession or sale of such property);

              (d) All obligations of such Person as lessee under or with respect to Capital Leases;

              (e) All obligations of such Person, contingent or otherwise, under or with respect to Surety Instruments;

              (f) All net obligations of such Person, contingent or otherwise, under or with respect to Rate Contracts;

              (g) All Guaranty Obligations of such Person with respect to the obligations of other Persons of the types described in clauses (a) - (f) above and all other Contingent Obligations of such Person; and

              (h) All obligations of other Persons of the types described in clauses (a) - (f) above to the extent secured by (or for which any holder of such obligations has an existing right, contingent or otherwise, to be secured
by) any Lien in any property (including accounts and contract rights) of such Person, even though such Person has not assumed or become liable for the payment of such obligations.

       "INDENTURE TRUSTEE" shall mean Bank One Trust Company, NA.


       "INDIANA GAMING II" shall have the meaning given to that term in clause
(1) of the introductory paragraph hereof.

       "INDIANA GAMING CORPORATION" shall have the meaning given to that term in clause (1) of the introductory paragraph hereof.

       "INDIANA GAMING HOLDING" shall have the meaning given to that term in clause (1) of the introductory paragraph hereof.

       "INDIANA GAMING PARTNERSHIP" shall have the meaning given to that term in clause (1) of the introductory paragraph hereof.

       "INTERCOMPANY BATON ROUGE MORTGAGE" shall mean, collectively, the "Collateral Documents" as defined in that certain Collateral Assignment of Loan Documents which was executed by Argosy, as assignor and by the Administrative Agent, as assignee and recorded in the Office of the Clerk and Recorder of East Baton Rouge Parish, Louisiana on June 9, 1999 under Original No. 987, Bundle 11016, which Collateral Documents secure performance under various obligations of Jazz Enterprises to Argosy.

       "INTERCOMPANY NOTES" shall mean, collectively, the promissory notes described on SCHEDULE 4.01(h).

       "INTEREST EXPENSE" shall mean, for any period, the sum, for the Loan Parties (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) all interest, fees, charges and related expenses allocable to such period in connection with Indebtedness or the deferred purchase price of assets that is treated as interest in accordance with GAAP, (b) the portion of rent actually paid during such period under Capital Leases that should be treated as interest in accordance with GAAP and (c) the net amounts payable (or MINUS the net amounts receivable) under Rate Contracts accrued during such period (whether or not actually paid or received during such period); PROVIDED, HOWEVER, that the amortization of fees and expenses incurred and paid in connection with the incurrence of any Indebtedness or entering into any Rate Contracts shall be excluded from the determination of Interest Expense.

       "INTEREST PERIOD" shall mean, with respect to any LIBOR Loan or LIBOR Portion, the time periods selected by the Borrowers pursuant to SECTION 2.01(b),
SECTION 2.01(d) or SECTION 2.02(d) which commences on the first day of such Loan or Portion or the effective date of any conversion and ends on the last day of such time period, and thereafter, each subsequent time period selected by the Borrowers pursuant to SECTION 2.01(e) or SECTION 2.02(e) which commences on the last day of the immediately preceding time period and ends on the last day of that time period.

       "INVESTMENT" of any Person shall mean any loan or advance of funds by such Person to any other Person, any purchase or other acquisition of any Equity Securities or Indebtedness of any other Person, any capital contribution by such Person to any other Person or any payment under any Guaranty Obligation by such Person in respect of the Indebtedness of any other Person; PROVIDED, HOWEVER, that Investments shall not include (a) accounts receivable or other indebtedness owed by customers of such Person which are current assets and arise from sales of inventory in the ordinary course of such Person's business or (b) prepaid expenses of such Person incurred and prepaid in the ordinary course of business.

       "IOWA GAMING" shall have the meaning given to that term in clause (1) of the introductory paragraph hereof.

       "IRC" shall mean the Internal Revenue Code of 1986.

       "JAZZ ENTERPRISES" shall have the meaning given to that term in clause
(1) of the introductory paragraph hereof.

       "JOLIET ACQUISITION" shall mean Joliet Acquisition Corporation, an Illinois corporation.

       "JOLIET ASSIGNMENT" shall have the meaning given to that term in SECTION 3.01(a)(x).

         "JOLIET MORTGAGE" shall have the meaning given to that term in SECTION 3.01(a)(xi).

       "JOLIET REAL PROPERTY" shall mean that real property which is particularly described on SCHEDULE V.

       "JOLIET SECURITY AGREEMENT" shall have the meaning given to that term in
SECTION 3.01(a)(xii).

       "JOLIET SHIP MORTGAGES" shall have the meaning given to that term in
SECTION 3.01(a)(xiii).

       "JOLIET VESSELS" shall mean, collectively, that certain vessel known as the Empress, Official No. 984286, that certain vessel known as the Empress II, Official No. 998517 and any other documented or undocumented vessels, barges, watercraft or floating structures which may be utilized by Empress Casino Joliet, as of the Restatement Effective Date or thereafter, in the operation of its riverboat casino business.

       "L/C ADVANCE" shall mean, with respect to each Lender, such Lender's participation in any L/C Borrowing in accordance with its Revolving Proportionate Share.

       "L/C BORROWING" shall mean an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Revolving Loan Borrowing.

       "L/C CREDIT EXTENSION" shall mean, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof.

       "L/C ISSUER" shall mean Wells Fargo in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.

       "L/C OBLIGATIONS" shall mean, as at any date of determination, the aggregate undrawn face amount of all outstanding Letters of Credit PLUS the aggregate of all Unreimbursed Amounts, including all L/C Borrowings.

       "LAWRENCEBURG CASINO" shall mean the riverboat casino business and related activities conducted by Indiana Gaming Partnership on the Lawrenceburg Vessel and on the Lawrenceburg Real Property and all improvements now or hereafter situate thereon.

       "LAWRENCEBURG DEVELOPMENT AGREEMENT" shall mean that certain Riverboat Gaming Development Agreement between the City of Lawrenceburg, Indiana, and the Indiana Gaming Company, L.P., executed by Indiana Gaming Partnership, and by the City of Lawrenceburg, Indiana under date of April 13, 1994, as amended by that certain Amendment Number One to Riverboat Gaming Development Agreement under date of December 28, 1995 and by that certain Amendment Number Two to Riverboat Gaming Development Agreement under date of August 20, 1996.

       "LAWRENCEBURG REAL PROPERTY" shall mean that real property which is particularly described on SCHEDULE VI.

       "LAWRENCEBURG VESSEL" shall mean that certain vessel known as Argosy VI, Official No. 1054147 and any other documented or undocumented vessels, barges, watercraft or floating structures which may be utilized by Indiana Gaming Partnership, as of the Restatement Effective Date or thereafter, in the operation of its riverboat casino business.

       "LENDERS" shall have the meaning given to that term in clause (2) of the introductory paragraph hereof and includes the L/C Issuer and the Swing Line Lender (unless the context otherwise requires).

       "LETTER OF CREDIT" shall mean any letter of credit issued hereunder and shall include the Existing Letters of Credit. A Letter of Credit may be a commercial letter of credit or a standby letter of credit.

       "LETTER OF CREDIT APPLICATION" shall mean an application and agreement for the issuance or amendment of a letter of credit in the form from time to time in use by the L/C Issuer.

       "LETTER OF CREDIT EXPIRATION DATE" shall mean the day that is five Business Days prior to the Revolving Loan Maturity Date.

       "LETTER OF CREDIT SUBLIMIT" shall mean an amount equal to the lesser of the Total Revolving Loan Commitment and $25,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Total Revolving Loan Commitment.

       "LIBOR LOAN" shall mean, at any time, a Revolving Loan which then bears interest as provided in clause (ii) of SECTION 2.01(c).

       "LIBOR PORTION" shall mean, at any time, a Portion of the Term Loan Borrowing or a Term Loan, as the case may be, which then bears interest at a rate specified in clause (ii) of SECTION 2.02(c).

       "LIBOR RATE" shall mean, with respect to any Interest Period for the LIBOR Loans in any Revolving Loan Borrowing consisting of LIBOR Loans or any LIBOR Portion of the Term Loan Borrowing, a rate PER ANNUM equal to the quotient (rounded upward if necessary to the nearest 1/32 of one percent) of (a) the rate PER ANNUM appearing on the Telerate Page 3750 (or any successor publication) on the second Business Day prior to the first day of such Interest Period at or about 11:00 a.m. (London time) (for delivery on the first day of such Interest Period) for a term comparable to such Interest Period, DIVIDED by (b) one minus the Reserve Requirement for such Loans or Portion in effect from time to time. If for any reason rates are not available as provided in clause (a) of the preceding sentence, the rate to be used in clause (a) shall be the rate PER ANNUM at which Dollar deposits are offered to the Administrative Agent in the London interbank eurodollar currency market on the second Business Day prior to the commencement of such Interest Period at or about 10:00 a.m. (for delivery on the first day of such Interest Period) for a term comparable to such Interest Period and in an amount approximately equal to the amount of the Loan or Portion to be made or funded by the Administrative Agent as part of such Borrowing. The LIBOR Rate shall be adjusted automatically as to all LIBOR Loans and LIBOR Portions then outstanding as of the effective date of any change in the Reserve Requirement.

       "LICENSE REVOCATION" shall mean the loss, revocation, failure to renew or suspension of any Gaming License issued by any Gaming Authority covering any Gaming Facility; PROVIDED, that the transfer of the capital stock of Empress Casino Joliet to the Trustee (as defined in the Transfer Agreement) pursuant to the terms of the Transfer Agreement shall not constitute a License Revocation.

       "LIQUOR LAWS" shall have the meaning given to that term in SECTION 8.15.

       "LIEN" shall mean, with respect to any property, any security interest, mortgage, pledge, lien, charge or other encumbrance in, of, or on such property or the income therefrom, including the interest of a vendor or lessor under a conditional sale agreement, Capital Lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction.

       "LOAN" shall mean a Revolving Loan, Term Loan or a Swing Line Loan.

       "LOAN ACCOUNT" shall have the meaning given to that term in SECTION 2.09(a).

       "LOAN PARTIES" shall mean, collectively, the Borrowers and the Restricted Subsidiaries.

       "MAINTENANCE CAPITAL EXPENDITURES" shall mean Capital Expenditures by the Loan Parties, on a consolidated basis, that are made to maintain, restore or refurbish the condition or usefulness of property of Argosy or any of its Subsidiaries, or otherwise to support the continuation of such Person's day to day operations as then conducted, but that are not properly chargeable to repairs and maintenance in accordance with GAAP.

       "MARGIN STOCK" shall have the meaning given to that term in Regulation U issued by the Federal Reserve Board.

       "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on: (a) the business, operations or condition (financial or otherwise) of the Loan Parties, taken as a whole; (b) the ability of any Borrower to pay or perform its Obligations in accordance with the terms of this Agreement and the other Credit Documents; (c) the rights or remedies of the Administrative Agent or any Lender under this Agreement, the other Credit Documents or any related document, instrument or agreement; (d) the value of the Collateral, the Administrative Agent's or any Lender's security interest in the Collateral or the perfection or priority of such security interests; (e) the validity of any of the Credit Documents; or (f) the use, occupancy or operation of the Gaming Facilities taken as a whole.

       "MATERIAL AGREEMENTS" shall mean, collectively, the Merger Agreement, the Development Agreements, the Partnership Agreements, the Senior Subordinated Indenture, the Senior Subordinated Notes, the New Subordinated Indenture and the New Subordinated Notes.

       "MATURITY" shall mean, with respect to any Loan, interest, fee or other amount payable by any Borrower under this Agreement or the other Credit Documents, the date such Loan, interest, fee or other amount becomes due, whether upon the stated maturity or due date, upon acceleration or otherwise.

       "MCGOWAN LAWSUIT" shall mean the lawsuit titled EDWARD T. MCGOWAN V. PETER A. FERRO ET AL. filed in the Court of Chancery of the State of Delaware on February 13, 2001.

       "MERGER AGREEMENT" shall mean that certain Agreement and Plan of Merger, dated as of April 12, 2001, by and among Argosy, Joliet Acquisition, Horseshoe Gaming Holding Corp., a Delaware corporation, and Empress Casino Joliet, an Illinois corporation.

       "MISSOURI CONDEMNATION EASEMENTS" shall mean collective reference to: (i) a flood easement over the real property described in PART A of SCHEDULE 8.16(C) and any additions to such property which are reasonably acceptable to the Administrative Agent; and (ii) a temporary construction easement over the real property described in PART B of SCHEDULE 8.16(c) and any additions to such property which are reasonably acceptable to the Administrative Agent.

       "MISSOURI CONDEMNATION FEE PROPERTY" shall mean collective reference to:
(i) that portion of the real property described in PART C OF SCHEDULE 8.16(c) and incorporated by reference herein; and (ii) any additions to such real property which are reasonably acceptable to the Administrative Agent.

       "MISSOURI LEVEE CONDEMNATION" shall mean acquisition of the Missouri Condemnation Fee Property and the Missouri Condemnation Easements from Argosy by the Riverside-Quindaro Bend Levee District of Platte County, Missouri, pursuant to: (i) condemnation in accordance with that certain Findings of Fact, Conclusions of Law and Judgment-Decree entered on July 13, 1999, In The Matter of Riverside-Quindaro Bend Levee District, Platte County, Missouri, Case No. 99CC00930 by the Circuit Court of Platte County, Missouri Sixth Judicial District; or (ii) any transfer in lieu of such condemnation.

       "MULTIEMPLOYER PLAN" shall mean any multiemployer plan within the meaning of section 3(37) of ERISA maintained or contributed to by Argosy or any ERISA Affiliate.

       "NET GAMING REVENUES" shall mean with respect to any fiscal period, all gaming revenues of the Loan Parties which are subject to taxation by any Gaming Authority.

       "NET INCOME" shall mean with respect to any Person for any fiscal period, the net income of such Person determined in accordance with GAAP, consistently applied.

       "NET PROCEEDS" shall mean:

              (a) With respect to any sale of any asset or property by any Person, the aggregate consideration received by such Person from such sale LESS the sum of (i) the amount of liabilities for taxes incurred by such Person in connection with such sale (after taking into account available deductions, credits, carry-backs, carry-forwards or similar items relating to the assets or property sold) based upon the overall effective tax rate payable by such Person for the tax year in question, (ii) the sum of the actual amount of the reasonable fees and commissions payable to Persons other than such Person or any Affiliate of such Person, the reasonable legal expenses and other costs and expenses directly related to such sale that are to be paid by such Person and
(iii) the amount of any indebtedness (other than the Obligations) which is secured by such asset and is required to be repaid or prepaid by such Person as a result of such sale;

              (b) With respect to any sale or issuance of any Indebtedness by any Person, the aggregate consideration received by such Person from such sale or issuance LESS the sum of the actual amount of the reasonable fees and commissions payable to Persons other than such

Person or any Affiliate of such Person, the reasonable legal expenses and the other reasonable costs and expenses directly related to such sale or issuance that are to be paid by such Person; and

              (c) With respect to any issuance of Equity Securities by any Person, the aggregate consideration received by such Person from such issuance LESS the sum of the actual amount of the reasonable fees and commissions payable to Persons other than such Person or any Affiliate of such Person and the other reasonable costs and expenses (including reasonable legal expenses) directly related to such issuance that are to be paid by such Person; PROVIDED, HOWEVER, that for the purpose of this clause (c), an issuance of Equity Securities shall not include either of the following: (i) any capital contribution made by Argosy or any Subsidiary of Argosy to Argosy or any Subsidiary of Argosy in the form of Equity Securities or any issuance or sale of Equity Securities by any Subsidiary of Argosy to Argosy or any other Subsidiary of Argosy; or (ii) the issuance by any Subsidiary of Argosy of Equity Securities in connection with the formation of Subsidiaries pursuant to transactions otherwise permitted pursuant to SECTIONS 5.02(d) and 5.02(e).

       "NET WORTH" shall mean, as at any date of determination, total stockholders' equity of the Loan Parties (determined on a consolidated basis without duplication in accordance with GAAP).

       "NEW SUBORDINATED INDENTURE" shall mean that certain Indenture dated as of July 31, 2001 by and among Argosy, as issuer, the Subsidiaries of Argosy referred to therein, as guarantors, and the Indenture Trustee, as trustee.

       "NEW SUBORDINATED NOTES" shall mean those certain $200 million 9.0% Senior Subordinated Notes due 2011 issued by Argosy pursuant to the New Subordinated Indenture.

       "NEW VENTURE" shall mean a casino, hotel, casino/hotel, resort, casino/resort, riverboat casino, dock casino, entertainment center or similar facility (or any site or proposed site for any of the foregoing or entity that provides management or other services or goods to any of the foregoing) owned in whole (or in part upon the prior written consent of Required Lenders) by any Subsidiary of Argosy or owned by a Person in which Argosy or any of its Subsidiaries is an owner or equity investor.

       "NON-FINANCED CAPITAL EXPENDITURES" shall mean all Capital Expenditures and Maintenance Capital Expenditures, other than Capital Expenditures and Maintenance Capital Expenditures financed by Indebtedness (except Indebtedness under the Credit Documents).

       "NONRENEWAL NOTICE DATE" shall have the meaning given to that term in
SECTION 2.03(b)(iii).

       "NOTE" shall mean a Revolving Loan Note, a Term Loan Note or a Swing Line Note.

       "NOTICE OF BORROWING" shall mean a Notice of Revolving Loan Borrowing, the Notice of Term Loan Borrowing or a Notice of Swing Line Borrowing.

       "NOTICE OF INTEREST PERIOD SELECTION" shall mean a Notice of Revolving Loan Interest Period Selection or Notice of Term Loan Interest Period Selection.

       "NOTICE OF CONVERSION" shall mean a Notice of Revolving Loan Conversion or Notice of Term Loan Conversion.

       "NOTICE OF REVOLVING LOAN BORROWING" shall have the meaning given to that term in SECTION 2.01(b).

       "NOTICE OF REVOLVING LOAN CONVERSION" shall have the meaning given to that term in SECTION 2.01(d).

       "NOTICE OF REVOLVING LOAN INTEREST PERIOD SELECTION" shall have the meaning given to that term in SECTION 2.01(e).

       "NOTICE OF SWING LINE BORROWING" shall mean a notice of a Swing Line Borrowing pursuant to SECTION 2.04(b), which, if in writing, shall be substantially in the form of EXHIBIT F.

       "NOTICE OF TERM LOAN CONVERSION" shall have the meaning given to that term in SECTION 2.02(d).

       "NOTICE OF TERM LOAN INTEREST PERIOD SELECTION" shall have the meaning given to that term in SECTION 2.02(e).

       "OBLIGATIONS" shall mean and include all loans, advances, debts, liabilities, and obligations, howsoever arising, owed by the Loan Parties to the Administrative Agent or any Lender of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of this Agreement or any of the other Credit Documents, including all Loans, L/C Obligations, interest (including interest that accrues after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws naming such Person as the debtor in such proceeding), fees, charges, expenses, attorneys' fees and accountants' fees owing by the Borrowers or payable by the Borrowers hereunder or thereunder.

       "PARTICIPANT" shall have the meaning given to that term in SECTION
8.05(b).

       "PARTNERSHIP AGREEMENTS" shall mean, collectively, (a) that certain Amended and Restated Agreement of Limited Partnership of Belle of Sioux City, L.P. dated as of July 26, 2000, by and between Iowa Gaming, as the general partner and Argosy of Iowa, as the limited partner, (b) that certain Amended and Restated Articles of Partnership in Commendam of Catfish Queen Partnership in Commendam, executed under date of September 21, 1994, by Argosy of Louisiana, as general partner, and by Jazz Enterprises as partner in commendam, (c) Third Amended and Restated Agreement of Limited Partnership of Indiana Gaming Company, L.P. dated as of April 27, 2001, executed by and among Indiana Gaming Corporation, as the general partner, and Indiana Gaming II, as the limited partner, (d) that certain Agreement of Limited Partnership of Indiana Gaming II, L.P. dated July 26, 2000, executed by and among Indiana

Gaming Holding, as the general partner, and Indiana Gaming Corporation, as the limited partner, and (e) the Operating Agreement of Centroplex Centre Convention Hotel, L.L.C. dated January 24, 2001.

       "PBGC" shall mean the Pension Benefit Guaranty Corporation.

       "PERMITTED INDEBTEDNESS" shall have the meaning given to that term in
SECTION 5.02(a).

       "PERMITTED LIENS" shall have the meaning given to that term in SECTION 5.02(b).

       "PERSON" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, an unincorporated association, a limited liability company, a joint venture, a trust or other entity or a Governmental Authority.

       "PORTION" shall mean a portion of the principal amount of the Term Loan Borrowing or a Term Loan. The Term Loan Borrowing shall consist of one or more Portions, and each Term Loan comprising the Term Loan Borrowing shall consist of the same number of Portions, with each such Term Loan Portion corresponding pro rata to a Term Loan Borrowing Portion. Any reference to a Portion of the Term Loan Borrowing shall include the corresponding Portion of each Term Loan comprising the Term Loan Borrowing.

       "PRICING CERTIFICATE" shall have the meaning given to that term in clause
(iv) of SECTION 5.01(a).

       "PRICING PERIOD" shall mean:

       (a) with respect to the Revolving Loans, (i) the period commencing on the Restatement Effective Date and ending six months thereafter (the "FIRST PRICING Period"), (ii) the period commencing on the day following the last day of the First Pricing Period and ending on February 28, 2002 (the "SECOND PRICING PERIOD") and (iii) each consecutive three-calendar month period thereafter which commences on the day following the last day of the immediately preceding three-calendar month period and ends on the last day of that time period; and

       (b) with respect to the Term Loans, (i) the period commencing on the Restatement Effective Date and ending one year thereafter (the "FIRST TERM LOAN PRICING PERIOD"), (ii) the period commencing on the day following the last day of the First Term Loan Pricing Period and ending on September 30, 2002 (the "SECOND TERM LOAN PRICING PERIOD") and (iii) each consecutive three-calendar month period thereafter which commences on the day following the last day of the immediately preceding three-calendar month period and ends on the last day of that time period.

       "PRIME RATE" shall mean the PER ANNUM rate at any time the rate of interest most recently announced within Wells Fargo at its principal office in San Francisco, California as its Prime Rate, with the understanding that Wells Fargo's Prime Rate is one of its base rates and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, and is evidenced by the recording thereof after its announcement in such internal publication or publications as Wells Fargo may designate. Any change in the Base Rate resulting from a change in the Prime Rate shall become effective on the Business Day on which each change in the Prime Rate occurs.

       "PROPORTIONATE SHARE" shall mean (a) with respect to a Revolving Lender, its Revolving Proportionate Share and (b) with respect to a Term Lender, its Term Proportionate Share.

       "QUARTERLY DATES" shall mean the last day of March, June, September and December in each year, the first of which shall be the first such day after the Restatement Effective Date; PROVIDED, that if any such day is not a Business Day, then such Quarterly Date shall be the next succeeding Business Day (unless such Business Day falls in a subsequent calendar month, in which event such Quarterly Date shall be the next preceding Business Day).

       "RATE CONTRACTS" shall mean swap agreements (as that term is defined in Section 101 of the Federal Bankruptcy Reform Act of 1978, as amended) and any other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates.

       "R/C FUNDED OUTSTANDINGS" shall have the meaning given to that term in the Existing Credit Agreement.

       "REGISTER" shall have the meaning given to that term in SECTION 8.05(d).

       "REPORTABLE EVENT" shall have the meaning given to that term in Section 4043(c) of ERISA and applicable regulations thereunder, excluding any such event with respect to which notice to the PBGC has been waived by regulation.

       "REQUIRED CLASS LENDERS" shall mean, at any time, (a) with respect to the Class of Revolving Loans, the Required Revolving Lenders and (b) with respect to the Class of Term Loans, the Required Term Lenders.

       "REQUIRED LENDERS" shall mean, at any time, the Lenders whose Proportionate Shares then exceed 50%, except that the Proportionate Shares of any Lender that is a Defaulting Lender shall be excluded in determining "Required Lenders", and "Required Lenders" shall thereupon mean non-Defaulting Lenders having total Proportionate Shares exceeding 50% of the total Proportionate Shares of all non-Defaulting Lenders, but in no event shall Required Lenders consist of fewer than three (3) Lenders.

       "REQUIRED REVOLVING LENDERS" shall mean Revolving Lenders holding in excess of 50% of the Revolving Loan Commitments (or, if the Revolving Loan Commitments are terminated, Revolving Lenders having in excess of 50% of the sum of (x) the Effective Amount of all Revolving Loans and (y) the Revolving Proportionate Shares multiplied by the Effective Amount of all L/C Obligations and all Swing Line Loans at any time outstanding), except that the Revolving Loans and Revolving Proportionate Shares of any Lender that is a Defaulting Lender shall be excluded in determining "Required Revolving Lenders", and "Required Revolving Lenders" shall thereupon mean non-Defaulting Lenders having total Revolving Loan Commitments exceeding 50% of the total Revolving Loan Commitments of all non-Defaulting Lenders (or, if the Revolving Loan Commitments are terminated, non-Defaulting Lenders having in excess of 50% of the sum of (x) the Effective Amount of the total Revolving Loans of all non-

Defaulting Lenders and (y) the Revolving Proportionate Shares of all non-Defaulting Lenders multiplied by the Effective Amount of all L/C Obligations and all Swing Line Loans at any time outstanding).

       "REQUIRED TERM LENDERS" shall mean (a) on or prior to the Restatement Effective Date, Term Lenders holding in excess of 50% of the Term Loan Commitments or (b) after the Restatement Effective Date, Term Lenders having in excess of 50% of the Effective Amount of all Term Loans, except that the Term Loan Commitments and Term Loans of any Lender that is a Defaulting Lender shall be excluded in determining "Required Term Lenders", and "Required Term Lenders" shall thereupon mean non-Defaulting Lenders having Term Loans exceeding 50% of the total Term Loans of all non-Defaulting Lenders.

       "REQUIREMENT OF LAW" applicable to any Person shall mean (a) the Articles or Certificate of Incorporation and By-laws, Partnership Agreement or other organizational or governing documents of such Person, (b) any Governmental Rule applicable to such Person, (c) any conditions or requirements contained in any license, permit, approval or other authorization granted by any Governmental Authority to or for the benefit of such Person or (d) any judgment, decision or determination of any Governmental Authority or arbitrator, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

       "RESERVE REQUIREMENT" shall mean, with respect to any day in an Interest Period for a LIBOR Loan or LIBOR Portion, the aggregate of the reserve requirement rates (expressed as a decimal) in effect on such day for eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of the Federal Reserve Board) maintained by a member bank of the Federal Reserve System. As used herein, the term "reserve requirement" shall include, without limitation, any basic, supplemental or emergency reserve requirements imposed on any Lender by any Governmental Authority.

       "RESTATEMENT EFFECTIVE DATE" shall mean the date, not later than July 31, 2001, designated by the Borrowers in the initial Notice of Borrowing as the date for the initial Borrowing.

       "RESTRICTED SUBSIDIARY" shall mean any Subsidiary of Argosy (other than the Borrowers) designated by the Borrowers as a Restricted Subsidiary and meeting the following conditions at the time of designation: (a) 100% of the voting Equity Securities of such Subsidiary are beneficially owned, directly or indirectly, by Argosy and none of such Equity Securities are owned, directly or indirectly, by Unrestricted Subsidiaries, (b) such Subsidiary has not incurred any Indebtedness, other than in connection with the Guaranty, guaranties issued in connection with Subordinated Indebtedness, if any, and accrued expenses, tax liability, deferred taxes and trade accounts payable less than ninety (90) days past due and other accrued or deferred liabilities incurred in the ordinary course of business, (c) such Subsidiary is not subject to any Liens except Permitted Liens and Liens created in connection with a Security Agreement, (d) such Subsidiary has executed and delivered to the Administrative Agent a joinder to the Guaranty and has executed and delivered to the Administrative Agent such security instruments, mortgages, ship mortgages and other documents as the Administrative Agent may reasonably require for the purpose of adding its assets, real and personal, as additional Collateral securing repayment of the Obligations and the Guaranty (each in form and substance satisfactory to the Administrative Agent), (e) all of the Equity Securities of such Subsidiary have been pledged in favor of the Administrative Agent by a Security Agreement, and (f) such Subsidiary has been designated by Argosy to be a Restricted Subsidiary by written notice thereof to the Administrative Agent, subject to Argosy's right to redesignate such Subsidiary as an Unrestricted Subsidiary by written notice thereof to the Administrative Agent so long as: (i) no Default or Event of Default has occurred and is continuing, and (ii) giving effect to such redesignation as of the end of the most recently ended Fiscal Quarter on a pro forma basis, no Default or Event of Default would exist under the financial covenants set forth in SECTION 5.03; PROVIDED, HOWEVER, that (x) each Subsidiary holding a Gaming License shall be a Restricted Subsidiary (in which event the Borrowers shall comply, and shall cause such Restricted Subsidiary to comply, with SECTION 5.01(k)) and (y) subject to the foregoing clause (x), to the extent a newly formed or acquired Subsidiary meeting the foregoing requirements is not declared a Restricted Subsidiary or an Unrestricted Subsidiary within 90 days of its formation or acquisition, such Subsidiary shall be deemed to have been designated by the Borrowers as an Unrestricted Subsidiary.

       "REVERSE TRIGGER EVENT" shall have the meaning set forth in the Transfer Agreement.

       "REVOLVING LENDER" shall mean (a) on the Restatement Effective Date, the Lenders having Revolving Loan Commitments as specified on PART A of SCHEDULE I and (b) thereafter, the Lenders from time to time holding Revolving Loans and Revolving Loan Commitments after giving effect to any assignments permitted by
SECTION 8.05(c).

       "REVOLVING LOAN" shall have the meaning given to that term in SECTION 2.01(a).

       "REVOLVING LOAN BORROWING" shall mean a borrowing by the Borrowers consisting of the Revolving Loans made by each of the Lenders on the same date and of the same Type pursuant to a single Notice of Revolving Loan Borrowing.

       "REVOLVING LOAN COMMITMENT" shall mean, with respect to each Lender, the Dollar amount set forth under the caption "Revolving Loan Commitment" opposite such Lender's name on PART A of SCHEDULE I, or, if changed in accordance with the terms here, such Dollar amount as may be set forth for such Lender in the Register.

       "REVOLVING LOAN MATURITY DATE" shall mean July 31, 2006.

       "REVOLVING LOAN NOTE" shall have the meaning given to that term in
SECTION 2.09(b).

       "REVOLVING LOAN PRICING GRID" shall mean:

-------------------------------------------------------------------------------------------------------------

                              Revolving Loan Pricing Grid
                  (rates are expressed in basis points PER ANNUM)
-------------------------------------------------------------------------------------------------------------
                                                                     Applicable    Applicable
     Tier            Total Funded Debt to                            Margin for    Margin for     Commitment
                         EBITDA Ratio                                 LIBOR        Base Rate        Fee
                                                                      Loans         Loans         Percentage
                                                                      (bps)         (bps)         (bps)
-------------------------------------------------------------------------------------------------------------
      1         LESS THAN OR EQUAL TO 1.50                            137.5         12.5           25.0
      2         GREATER THAN OR EQUAL TO 1.50, LESS THAN 2.00         162.5         37.5           25.0
      3         GREATER THAN OR EQUAL TO 2.00, LESS THAN 2.50         187.5         62.5           25.0
      4         GREATER THAN OR EQUAL TO 2.50, LESS THAN 3.00         212.5         87.5           25.0
      5         GREATER THAN OR EQUAL TO 3.00, LESS THAN 3.50         237.5         112.5          37.5
      6         GREATER THAN OR EQUAL TO 3.50, LESS THAN 4.00         262.5         137.5          37.5
      7         GREATER THAN OR EQUAL TO 4.00                         287.5         162.5          50.0
-------------------------------------------------------------------------------------------------------------

       The Applicable Margin for LIBOR Loans, the Applicable Margin for Base Rate Loans and the Commitment Fee (a) shall be set for the First Pricing Period (as defined in the definition of Pricing Period) in accordance with the Total Funded Debt to EBITDA Ratio set forth in the certificate delivered pursuant to
SECTION 3.01(f)(xvi), (b) shall be set for the Second Pricing Period (as defined in the definition of Pricing Period) by reference to the Pricing Certificate for the calendar quarter ending September 30, 2001, and (c) shall be set thereafter by reference to the Pricing Certificate delivered in accordance with SECTION 5.01(a)(iv), with each adjustment made in accordance with clause (c) to become effective sixty days after the end of the immediately preceding Pricing Period; PROVIDED, that (1) if at any time a Pricing Certificate is not delivered at the time required pursuant to SECTION 5.01(a)(iv), then from the time such Pricing Certificate was required to be delivered until delivery of such Pricing Certificate, with respect to the Revolving Loans, the Applicable Margin for LIBOR Loans shall be 287.5 basis points, the Applicable Margin for Base Rate Loans shall be 162.5 basis points and the Commitment Fee shall be 50.0 basis points and (2) if a Pricing Certificate erroneously indicates an Applicable Margin for LIBOR Loans, Applicable Margin for Base Rate Loans or Commitment Fee which is (x) more favorable to the Borrowers than should be afforded by the actual calculation of the Total Funded Debt to EBITDA Ratio, the Borrowers shall promptly pay additional interest and Commitment Fees to correct for such error, and (y) less favorable to the Borrowers than should be afforded by the actual calculation of the Total Funded Debt to EBITDA Ratio, the Revolving Lenders shall promptly reimburse the Borrowers an amount equal to such excess interest and Commitment Fees to correct for such error.

       "REVOLVING PROPORTIONATE SHARE" shall mean:

              (a) With respect to any Revolving Lender at any time prior to the Restatement Effective Date, the ratio (expressed as a percentage rounded to the eighth digit to the right of the decimal point) of (i) such Lender's Revolving Loan Commitment at such time TO
(ii) the Total Revolving Loan Commitment at such time;

              (b) With respect to any Revolving Lender at any time after the Restatement Effective Date and prior to the Revolving Loan Maturity Date, the ratio (expressed as a percentage rounded to the eighth digit to the right of the decimal point) of (i) such Lender's Revolving Loan Commitment at such time TO
(ii) the Total Revolving Loan Commitment at such time; and

              (c) With respect to any Revolving Lender at any time after the Revolving Loan Maturity Date, the ratio (expressed as a percentage rounded to the eighth digit to the right of the decimal point) of (i) the sum of (A) the aggregate Effective Amount of such Lender's Revolving Loans, (B) such Lender's Proportionate Share of the Effective Amount of all L/C Obligations, and (C) such Lender's Proportionate Share of the aggregate Effective Amount of all Swing Line Loans TO (ii) the sum of (A) the aggregate Effective Amount of all Revolving Loans and Swing Line Loans and (B) the Effective Amount of all L/C Obligations.

       The initial Revolving Proportionate Share of each Lender is set forth under the caption "Revolving Proportionate Share" opposite such Lender's name on PART A of SCHEDULE I.

       "RIVERSIDE CASINO" shall mean the riverboat casino business and related activities conducted by Missouri Gaming Company on the Riverside Vessel and on the Riverside Real Property and all improvements now or hereafter situate thereon.

       "RIVERSIDE DEVELOPMENT AGREEMENT" shall mean that certain Lease and Development Agreement executed by the City of Riverside, Missouri and by Alton Gaming under date of June 7, 1993.

       "RIVERSIDE REAL PROPERTY" shall mean that real property which is particularly described on SCHEDULE VII.

       "RIVERSIDE VESSEL" shall mean that certain vessel known as Argosy IV, Official No. 1024067 and any other documented or undocumented vessels, barges, watercraft or floating structures which may be utilized by Missouri Gaming Company, as of the Restatement Effective Date or thereafter, in the operation of its riverboat casino business.

       "SECURITY DOCUMENTS" shall mean and include the Existing Assignments, the Existing Mortgages, the Existing Security Agreements, the Existing Ship Mortgages, the Joliet Assignment, the Joliet Mortgage, the Joliet Security Agreement, the Joliet Ship Mortgages, the Cash Collateral Pledge Agreement, the Trademark Security Agreement and all other instruments, agreements, certificates, opinions and documents (including Uniform Commercial Code financing statements and fixture filings and landlord waivers) delivered to the Administrative Agent or any Lender in connection with any Collateral or to secure the Obligations.

       "SENIOR FUNDED DEBT" shall mean, as at any date of determination, all Funded Debt of the Loan Parties that is not Subordinated Indebtedness.

       "SENIOR FUNDED DEBT TO EBITDA RATIO" shall mean, as of each date of determination, the ratio of (a) Senior Funded Debt as of that date, to (b) EBITDA for the four consecutive fiscal quarter period most recently ended.

       "SENIOR SUBORDINATED INDENTURE" shall mean that certain Indenture dated as of June 8, 1999, as supplemented by First Supplemental Indenture dated as of February 8, 2001, each executed by and among Argosy, as issuer, Missouri Gaming, Alton Gaming, Indiana Gaming, Iowa Gaming, Jazz Enterprises, Argosy of Louisiana, Catfish Queen and Indiana Gaming Corporation, as guarantors, each other Subsidiary of Argosy that is or becomes a guarantor, and the Indenture Trustee, as trustee.

       "SENIOR SUBORDINATED NOTES" shall mean collective reference to the 10-3/4% Senior Subordinated Notes due 2009 issued by Argosy pursuant to the Senior Subordinated Indenture (i) in the original aggregate principal amount of $200,000,000, and (ii) by Authentication Order dated February 5, 2001, delivered to the Indenture Trustee in the additional aggregate principal amount of $150,000,000.

       "SIOUX CITY CASINO" shall mean the riverboat casino business and related activities conducted by Belle of Sioux City on the Sioux City Vessels and on the Sioux City Real Property and all improvements now or hereafter situate thereon.

       "SIOUX CITY DEVELOPMENT AGREEMENT" shall mean that certain Development Agreement under date of June 22, 1992, by and between the City of Sioux City, Iowa and Sioux City Riverboat Corp., as assigned to Belle of Sioux City by Sioux City Riverboat Corp., Inc. pursuant to that certain Assignment and Assumption Agreement executed by Sioux City Riverboat Corp., Inc. and by Belle of Sioux City under date of December 1, 1994.

       "SIOUX CITY REAL PROPERTY" shall mean that real property which is particularly described on SCHEDULE VIII.

       "SIOUX CITY VESSELS" shall mean, collectively, that certain vessel known as Alton Landing, Official No. 559023, that certain vessel known as Argosy V, Official No. 972895 and any other documented or undocumented vessels, barges, watercraft or floating structures which may be utilized by Belle of Sioux City, as of the Restatement Effective Date or thereafter, in the operation of its riverboat casino business.

       "SOLVENT" shall mean, with respect to any Person on any date, that on such date (a) the fair value of the property of such Person is greater than the fair value of the liabilities (including contingent, subordinated, matured and unliquidated liabilities) of such Person, (b) the present fair saleable value of the assets of such Person is greater than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in or about to engage in business or transactions for which such Person's property would constitute an unreasonably small capital.

       "SUBORDINATED INDEBTEDNESS" shall mean the Indebtedness evidenced by the Senior Subordinated Notes, the Indebtedness evidenced by the New Subordinated Notes and any other subordinated Indebtedness permitted by SECTION 5.02(a)(ix) or 5.02(a)(xiv).

       "SUBSIDIARY" of any Person shall mean (a) any corporation of which more than 50% of the issued and outstanding Equity Securities having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries or (b) any partnership, joint venture, limited liability company or other association of which more than 50% of the equity interest having the power to vote, direct or control the management of such partnership, joint venture or other association is at the time owned and controlled by such Person, by such Person and one or more of the other Subsidiaries or by one or more of such Person's other Subsidiaries. Unless otherwise indicated in this Agreement, "Subsidiary" shall mean a Subsidiary of Argosy.

       "SURETY INSTRUMENTS" shall mean all letters of credit (including standby and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

       "SWING LINE" shall mean the revolving credit facility made available by the Swing Line Lender pursuant to SECTION 2.04.

       "SWING LINE BORROWING" shall mean a borrowing of a Swing Line Loan.

       "SWING LINE LENDER" shall mean Wells Fargo in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

       "SWING LINE LOAN" has the meaning specified in SECTION 2.04(a).

       "SWING LINE NOTE" shall have the meaning given to that term in SECTION 2.09(d).

       "SWING LINE SUBLIMIT" shall mean an amount equal to the lesser of (a) $20,000,000 and (b) the Total Revolving Loan Commitment. The Swing Line Sublimit is part of, and not in addition to, the Total Revolving Loan Commitment.

       "SYNDICATION AGENT" shall mean Credit Lyonnais Los Angeles Branch, in its capacity as syndication agent.

       "TAXES" shall have the meaning given to such term in SECTION 2.13(a).

       "TERM LENDER" shall mean (a) on the Restatement Effective Date, the Lenders having Term Loan Commitments as specified on PART A of SCHEDULE I and
(b) thereafter, the Lenders from time to time holding Term Loans after giving effect to any assignments permitted by SECTION 8.05(c).

       "TERM LOAN" shall have the meaning given to that term in SECTION 2.02(a).

       "TERM LOAN BORROWING" shall mean the borrowing by the Borrowers consisting of the Term Loans made by each of the Term Lenders.

       "TERM LOAN COMMITMENT" shall mean, with respect to each Lender, the Dollar amount set forth under the caption "Term Loan Commitment" opposite such Lender's name on PART A of SCHEDULE I, or, if changed, such Dollar amount as may be set forth for such Lender in the Register.

       "TERM LOAN INSTALLMENT DATE" shall have the meaning given to that term in
SECTION 2.02(f).

       "TERM LOAN MATURITY DATE" shall mean July 31, 2008.

       "TERM LOAN NOTE" shall have the meaning given to that term in SECTION 2.09(c).

       "TERM LOAN PRICING GRID" shall mean:

-------------------------------------------------------------------------------------------

                            Term Loan Pricing Grid
               (rates are expressed in basis points PER ANNUM)
-------------------------------------------------------------------------------------------
                                                                Applicable       Applicable
       Tier              Total Funded Debt to                   Margin for       Margin for
                             EBITDA Ratio                        LIBOR           Base Rate
                                                                Portions          Portions
                                                                  (bps)            (bps)
-------------------------------------------------------------------------------------------
        1              LESS THAN 3.25                             262.5            137.5
        2              GREATER THAN OR EQUAL TO 3.25              275.0            150.0
-------------------------------------------------------------------------------------------

       (a) The Applicable Margin for LIBOR Portions shall be 275.0 basis points for the First Term Loan Pricing Period and the Applicable Margin for Base Rate Portions shall be 150.0 basis points for the First Term Loan Pricing Period (as defined in the definition of Pricing Period), (b) the Applicable Margin for LIBOR Portions and the Applicable Margin for Base Rate Portions shall be set for the Second Term Loan Pricing Period (as defined in the definition of Pricing Period) by reference to the Pricing Certificate for the calendar quarter ending immediately prior to 90 days prior to the end of the Second Term Loan Pricing Period, and (c) the Applicable Margin for LIBOR Portions and the Applicable Margin for Base Rate Portions shall be set thereafter by reference to the Pricing Certificate delivered in accordance with SECTION 5.01(a)(iv), with each adjustment made in accordance with clause (c) to become effective sixty days after the end of the immediately preceding Pricing Period; PROVIDED, that (1) if at any time a Pricing Certificate is not delivered at the time required pursuant to SECTION 5.01(a)(iv), then from the time such Pricing Certificate was required to be delivered until delivery of such Pricing Certificate, with respect to the Term Loans, the Applicable Margin for LIBOR Portions shall be 275.0 basis points and the Applicable Margin for Base Rate Loans shall be 150.0 basis points and
(2) if a Pricing Certificate erroneously indicates an Applicable Margin for LIBOR Portions or an Applicable Margin for Base Rate Portions which is (x) more favorable to the Borrowers than should be afforded by the actual calculation of the Total Funded Debt to EBITDA Ratio, the

Borrowers shall promptly pay additional interest to correct for such error, and
(y) less favorable to the Borrowers than should be afforded by the actual calculation of the Total Funded Debt to EBITDA Ratio, the Term Lenders shall promptly reimburse the Borrowers an amount equal to such excess interest.

       "TERM PROPORTIONATE SHARE" shall mean:

              (a) With respect to any Term Lender at any time prior to the Restatement Effective Date, the ratio (expressed as a percentage rounded to the eighth digit to the right of the decimal point) of (i) such Term Lender's Term Loan Commitment at such time TO (ii) the Total Term Loan Commitment at such time; and

              (b) With respect to any Term Lender at any time after the Restatement Effective Date, the ratio (expressed as a percentage rounded to the eighth digit to the right of the decimal point) of (i) the Effective Amount of such Term Lender's Term Loan outstanding at such time TO (ii) the Effective Amount of all Term Loans outstanding at such time.

       The initial Term Proportionate Share of each Lender is set forth under the caption "Term Proportionate Share" opposite such Lender's name on PART A of
SCHEDULE I.

       "TOTAL COMMITMENT" shall mean, at any time, Six Hundred Seventy Five Million Dollars ($675,000,000) or, if such amount is reduced pursuant to SECTION 2.05, the amount to which so reduced and in effect at such time.

       "TOTAL FUNDED DEBT" shall mean all Funded Debt of the Loan Parties on a consolidated basis.

       "TOTAL FUNDED DEBT TO EBITDA RATIO" shall mean, as of each date of determination, the ratio of (a) Total Funded Debt as of that date, to (b) EBITDA for the four fiscal quarter period most recently ended.

       "TOTAL REVOLVING LOAN COMMITMENT" shall mean, at any time, Four Hundred Million Dollars ($400,000,000) or, if such amount is reduced pursuant to SECTION 2.05, the amount to which so reduced and in effect at such time.

       "TOTAL TERM LOAN COMMITMENT" shall mean, at any time, Two Hundred Seventy Five Million Dollars ($275,000,000).

       "TRADEMARK SECURITY AGREEMENT" shall mean that certain Amended and Restated Trademark Security Agreement, dated as of March 2, 2001, by certain of the Borrowers in favor of the Administrative Agent.

       "TRANSFER AGREEMENT" shall mean that certain Transfer of Ownership Agreement, dated as of July 24, 2001, among Argosy, Empress Casino Joliet and the Illinois Gaming Board, as amended, restated, supplemented or otherwise modified from time to time.

       "TRIGGER EVENT" shall have the meaning set forth in the Transfer
Agreement.

       "TYPE" shall mean, with respect to any Loan, Borrowing or Portion at any time, the classification of such Loan, Borrowing or Portion by the type of interest rate it then bears, whether an interest rate based upon the Base Rate or the LIBOR Rate.

       "UNREIMBURSED AMOUNT" has the meaning set forth in SECTION 2.03(c)(i).

       "UNRESTRICTED SUBSIDIARIES" shall mean all Subsidiaries of Argosy other than the Restricted Subsidiaries.

       "UNUSED COMMITMENT" shall mean, at any time, the remainder of (a) the Total Commitment at such time MINUS (b) the sum of (i) the Effective Amount of all Revolving Loans outstanding at such time and (ii) the Effective Amount of all L/C Obligations outstanding at such time.

       "VESSELS" shall mean, collectively, the Alton Vessel, the Baton Rouge Vessel, the Joliet Vessels, the Lawrenceburg Vessel, the Riverside Vessel, the Sioux City Vessels and any other documented or undocumented vessels, barges, watercraft or floating structures which may be utilized by the Loan Parties, as of the Restatement Effective Date or thereafter, in the operation of their riverboat casino businesses.

       "WELLS FARGO" shall mean Wells Fargo Bank, National Association.

       1.02. GAAP. Unless otherwise indicated in this Agreement or any other Credit Document, all accounting terms used in this Agreement or any other Credit Document shall be construed, and all accounting and financial computations hereunder or thereunder shall be computed, in accordance with GAAP. If GAAP changes during the term of this Agreement such that any covenants contained herein would then be calculated in a different manner or with different components, the Borrowers, the Lenders and the Administrative Agent agree to negotiate in good faith to amend this Agreement in such respects as are necessary to conform those covenants as criteria for evaluating the Borrowers' financial condition to substantially the same criteria as were effective prior to such change in GAAP; PROVIDED, HOWEVER, that, until the Borrowers, the Lenders and the Administrative Agent so amend this Agreement, all such covenants shall be calculated in accordance with GAAP as in effect immediately prior to such change.

       1.03. HEADINGS. Headings in this Agreement and each of the other Credit Documents are for convenience of reference only and are not part of the substance hereof or thereof.

       1.04. PLURAL TERMS. All terms defined in this Agreement or any other Credit Document in the singular form shall have comparable meanings when used in the plural form and vice versa.

       1.05. TIME. All references in this Agreement and each of the other Credit Documents to a time of day shall mean San Francisco, California time, unless otherwise indicated.

       1.06. GOVERNING LAW. Unless otherwise expressly provided in any Credit Document, this Agreement and each of the other Credit Documents shall be governed by and construed in accordance with the laws of the State of New York.

       1.07. CONSTRUCTION. This Agreement is the result of negotiations among, and has been reviewed by, the Borrowers, the Lenders, the Administrative Agent and their respective counsel. Accordingly, this Agreement shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against any Borrower, any Lender or the Administrative Agent.

       1.08. ENTIRE AGREEMENT. This Agreement and each of the other Credit Documents, taken together, constitute and contain the entire agreement of the Borrowers, the Lenders and the Administrative Agent and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof (including the commitment letter dated as of May 10, 2001 between Argosy and the Administrative Agent but excluding the Administrative Agent's Fee Letter). To the extent that any term or provision of this Agreement conflicts with any of the terms or provisions of the Security Documents in effect as of the Restatement Effective Date, the terms and provisions of this Agreement shall control except as otherwise required by applicable law.

       1.09. CALCULATION OF INTEREST AND FEES. All calculations of interest and fees under this Agreement and the other Credit Documents for any period (a) shall include the first day of such period and exclude the last day of such period and (b) shall be calculated on the basis of a year of 360 days for actual days elapsed, except that during any period any Loan or Portion bears interest based upon the Prime Rate, such interest shall be calculated on the basis of a year of 365 or 366 days, as appropriate, for actual days elapsed.

       1.10.  REFERENCES.

             (a) References in this Agreement to "Recitals," "Sections," "Exhibits" and "Schedules" are to recitals, sections, exhibits and schedules herein and hereto unless otherwise indicated.

             (b) References in this Agreement or any other Credit Document to any document, instrument or agreement (i) shall include all exhibits, schedules and other attachments thereto, (ii) shall include all documents, instruments or agreements issued or executed in replacement thereof if such replacement is permitted hereby, and (iii) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time if such amendment, modification or supplement is permitted hereby.

             (c) References in this Agreement or any other Credit Document to any Governmental Rule (i) shall include any successor Governmental Rule, (ii) shall include all rules and regulations promulgated under such Governmental Rule (or any successor Governmental Rule), and (iii) shall mean such Governmental Rule (or successor Governmental Rule) and such rules and regulations, as amended, modified, codified or reenacted from time to time and in effect at any given time.

             (d) References in this Agreement or any other Credit Document to any Person in a particular capacity (i) shall include any successors to and permitted assigns of such Person in that capacity and (ii) shall exclude such Person individually or in any other capacity.

             (e) References in this Agreement or any other Credit Document to the "Class" of a Loan (or of a Commitment to make a Loan) refers to whether such Loan is a Revolving Loan or a Term Loan, each of which constitutes a Class.

       1.11. OTHER INTERPRETIVE PROVISIONS. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement or any other Credit Document shall refer to this Agreement or such other Credit Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Credit Document, as the case may be. The words "include" and "including" and words of similar import when used in this Agreement or any other Credit Document shall not be construed to be limiting or exclusive. In the event of any inconsistency between the terms of this Agreement and the terms of any other Credit Document, the terms of this Agreement shall govern.

ARTICLE II.  CREDIT FACILITIES.

       2.01. REVOLVING LOAN FACILITY.

              (a) REVOLVING LOAN AVAILABILITY. Subject to the terms and conditions of this Agreement (including the amount limitations set forth in SECTION 2.05), each Revolving Lender severally agrees to advance to the Borrowers from time to time during the period beginning on the Restatement Effective Date and ending on the Revolving Loan Maturity Date such loans as the Borrowers may request under this SECTION 2.01 (individually, a "REVOLVING LOAN"); PROVIDED, HOWEVER, that (i) the sum of (A) the Effective Amount of all Revolving Loans made by such Revolving Lender at any time outstanding and (B) such Revolving Lender's Revolving Proportionate Share of the Effective Amount of all L/C Obligations and all Swing Line Loans at any time outstanding shall not exceed such Revolving Lender's Revolving Loan Commitment at such time and (ii) the sum of (A) the Effective Amount of all Revolving Loans made by all the Revolving Lenders at any time outstanding and (B) the Effective Amount of all L/C Obligations and Swing Line Loans at any time outstanding shall not exceed the Total Revolving Loan Commitment at such time. All Revolving Loans shall be made on a PRO RATA basis by the Revolving Lenders in accordance with their respective Revolving Proportionate Shares, with each Revolving Loan Borrowing to be comprised of a Revolving Loan by each Revolving Lender equal to such Lender's Revolving Proportionate Share of such Revolving Loan Borrowing. Except as otherwise provided herein, the Borrowers may borrow, repay and reborrow Revolving Loans until the Revolving Loan Maturity Date.

              (b) NOTICE OF REVOLVING LOAN BORROWING. The Borrowers shall request each Revolving Loan Borrowing by delivering to the Administrative Agent an irrevocable written notice in the form of EXHIBIT A, appropriately completed (a "NOTICE OF REVOLVING LOAN BORROWING"), which specifies, among other things:

                   (i) The principal amount of the requested Revolving Loan Borrowing, which shall be in the amount of (A) $1,000,000 or an integral multiple of $100,000 in excess thereof in the case of a Borrowing consisting of Base Rate Loans; or (B) $5,000,000 or an integral multiple of $1,000,000 in excess thereof in the case of a Borrowing consisting of LIBOR Loans;

                   (ii) Whether the requested Revolving Loan Borrowing is to consist of Base Rate Loans or LIBOR Loans;

                   (iii) If the requested Revolving Loan Borrowing is to consist of LIBOR Loans, the initial Interest Periods selected by the Borrowers for such LIBOR Loans in accordance with SECTION 2.01(e); and

                   (iv) The date of the requested Revolving Loan Borrowing, which date shall be a Business Day;

PROVIDED, HOWEVER, that all Revolving Loan Borrowings made during the period commencing on the date of this Agreement and ending three (3) Business Days thereafter shall consist solely of Base Rate Loans. The Borrowers shall give each Notice of Revolving Loan Borrowing to the Administrative Agent not later than 11:00 a.m. at least three (3) Business Days before the date of the requested Revolving Loan Borrowing in the case of a Revolving Loan Borrowing consisting of LIBOR Loans and not later than 11:00 a.m. at least one (1) Business Day before the date of the requested Revolving Loan Borrowing in the case of a Revolving Loan Borrowing consisting of Base Rate Loans. Each Notice of Revolving Loan Borrowing shall be delivered by first-class mail or facsimile to the Administrative Agent at the office or facsimile number and during the hours specified in SECTION 8.01; PROVIDED, HOWEVER, that the Borrowers shall promptly deliver to the Administrative Agent the original of any Notice of Revolving Loan Borrowing initially delivered by facsimile. The Administrative Agent shall promptly notify each Lender of the contents of each Notice of Revolving Loan Borrowing and of the amount and Type of (and, if applicable, the Interest Period for) the Revolving Loan to be made by such Lender as part of the requested Revolving Loan Borrowing.

              (c) REVOLVING LOAN INTEREST RATES. The Borrowers shall pay interest on the unpaid principal amount of each Revolving Loan from the date of such Revolving Loan until the maturity thereof, at one of the following rates PER ANNUM:

                   (i) During such periods as such Revolving Loan is a Base Rate Loan, at a rate PER ANNUM equal to the Base Rate plus the Applicable Margin therefor, such rate to change from time to time as the Applicable Margin or Base Rate shall change; and

                   (ii) During such periods as such Revolving Loan is a LIBOR Loan, at a rate PER ANNUM equal at all times during each Interest Period for such LIBOR Loan to the LIBOR Rate for such Interest Period plus the Applicable Margin therefor, such rate to change from time to time during such Interest Period as the Applicable Margin shall change.

All Revolving Loans in each Revolving Loan Borrowing shall, at any given time prior to maturity, bear interest at one, and only one, of the above rates. The number of Revolving Loan Borrowings consisting of LIBOR Loans shall not exceed ten (10) at any time.

              (d) CONVERSION OF REVOLVING LOANS. Subject to SECTION 2.14, the Borrowers may convert any Revolving Loan Borrowing from one Type of Revolving Loan Borrowing to the other Type; PROVIDED, HOWEVER, that no Base Rate Loan may be converted into a LIBOR Loan after the occurrence and during the continuance of an Event of Default. The Borrowers shall request such a conversion by an irrevocable written notice to the Administrative Agent in the form of EXHIBIT B, appropriately completed (a "NOTICE OF REVOLVING LOAN CONVERSION"), which specifies, among other things:

                   (i)   The Revolving Loan Borrowing which is to be converted;

                   (ii) The Type of Revolving Loan Borrowing into which such Revolving Loan Borrowing is to be converted;

                   (iii) If such Revolving Loan Borrowing is to be converted into a Revolving Loan Borrowing consisting of LIBOR Loans, the initial Interest Period selected by the Borrowers for such LIBOR Loans in accordance with SECTION 2.01(e); and

                   (iv) The date of the requested conversion, which date shall be a Business Day.

The Borrowers shall give each Notice of Revolving Loan Conversion to the Administrative Agent not later than 11:00 a.m. at least three (3) Business Days before the date of the requested conversion. Each Notice of Revolving Loan Conversion shall be delivered by first-class mail or facsimile to the Administrative Agent at the office or to the facsimile number and during the hours specified in SECTION 8.01; PROVIDED, HOWEVER, that the Borrowers shall promptly deliver to the Administrative Agent the original of any Notice of Revolving Loan Conversion initially delivered by facsimile. The Administrative Agent shall promptly notify each Lender of the contents of each Notice of Revolving Loan Conversion.

              (e) LIBOR LOAN INTEREST PERIODS.

                   (i) The initial and each subsequent Interest Period selected by the Borrowers for a Revolving Loan Borrowing consisting of LIBOR Loans shall be one (1), two (2), three (3) or six (6) months; PROVIDED, HOWEVER, that (A) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such next Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day; (B) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;
(C) no Interest Period shall end after the Revolving Loan Maturity Date and (D) no Interest Period for any Revolving Loan may commence before and end after any Commitment Reduction Date unless, after giving effect to such Interest Period, the aggregate principal amount of the Revolving Loans having Interest Periods that end after such Commitment Reduction Date shall be equal to or less than the aggregate principal amount of the Revolving Loans permitted to be outstanding after giving effect to the payments of principal required to be made on such Commitment Reduction Date.

                   (ii) The Borrowers shall notify the Administrative Agent by an irrevocable written notice in the form of EXHIBIT C, appropriately completed (a "NOTICE OF REVOLVING LOAN INTEREST PERIOD SELECTION"), not later than 11:00 a.m. at least three (3) Business Days prior to the last day of each Interest Period for a Revolving Loan Borrowing consisting of LIBOR Loans of the Interest Period selected by the Borrowers for the next succeeding Interest Period for such LIBOR Loans; PROVIDED, HOWEVER, that no LIBOR Loan shall be continued for an additional Interest Period after the occurrence and during the continuance of an Event of Default. Each Notice of Revolving Loan Interest Period Selection shall be given by first-class mail or facsimile to the office or the facsimile number and during the hours specified in SECTION 8.01; PROVIDED, HOWEVER, that the Borrowers shall promptly deliver to the Administrative Agent the original of any Notice of Revolving Loan Interest Period Selection initially delivered by facsimile. If (A) the Borrowers fails to notify the Administrative Agent of the next Interest Period for a Revolving Loan Borrowing consisting of LIBOR Loans in accordance with this SECTION 2.01(e) or (B) an Event of Default has occurred and is continuing on the last day of an Interest Period for any LIBOR Loan, such LIBOR Loan(s) shall automatically convert to Base Rate Loan(s) on the last day of the current Interest Period therefor.

              (f) SCHEDULED REVOLVING LOAN PAYMENTS. The Borrowers shall repay the principal amount of the Revolving Loans on the Revolving Loan Maturity Date. The Borrowers shall pay accrued interest on the unpaid principal amount of each Revolving Loan in arrears (i) in the case of a Base Rate Loan, on the last Business Day of each March, June, September and December, (ii) in the case of a LIBOR Loan, on the last day of each Interest Period therefor (and, if any such Interest Period is longer than three (3) months, every three (3) months) and upon prepayment (to the extent thereof) and (iii) in the case of all Revolving Loans, at maturity.

              (g) PURPOSE. The Borrowers shall use the proceeds of the Revolving Loans (i) to refinance existing Indebtedness of the Borrowers, (ii) to pay the cash payment due pursuant to the Merger Agreement upon the consummation of the transactions contemplated thereby, (iii) to pay fees and expenses incurred in connection with the Acquisition, (iv) to finance capital expenditures and permitted acquisitions and (v) to provide for working capital and other general corporate purposes of the Borrowers.

       2.02. TERM LOAN FACILITY.

              (a) TERM LOAN AVAILABILITY. Subject to the terms and conditions of this Agreement, each Term Lender severally agrees to advance to the Borrowers in a single advance on the Restatement Effective Date a loan under this SECTION
2.02 (individually, a "TERM LOAN"); PROVIDED, HOWEVER, that (i) the principal amount of the Term Loan made by such Lender shall not exceed such Lender's Term Loan Commitment on such date and (ii) the aggregate principal amount of all Term Loans made by all Lenders shall not exceed the Total Term Loan Commitment on such date. The Term Loans shall be made on a PRO RATA basis by the Term Lenders in accordance with their respective Term Proportionate Shares, with the Term Loan Borrowing to be comprised of a Term Loan by each Term Lender equal to such Lender's Term Proportionate Share of the Term Loan Borrowing. The Borrowers may not reborrow the principal amount of a Term Loan after repayment or prepayment thereof.

              (b) TERM LOAN BORROWING. Each Term Lender severally agrees to make the proceeds of its Term Loan available to the Borrowers on the proposed Restatement Effective Date selected by the Borrowers; PROVIDED, that the entire amount of the Term Loan Borrowing made on the Restatement Effective Date shall be a Base Rate Portion. If for any reason the Restatement Effective Date shall occur on a date other than the date proposed by the Borrowers and the Term Lenders shall have made the proceeds of their Term Loans available to the Administrative Agent in anticipation of a funding of the Term Loans, then (i) the Administrative

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Agent shall retain such funds and, if practicable, invest such funds in overnight securities selected by the Administrative Agent and (ii) the Borrowers shall pay interest on such funds to the Term Lenders at a PER ANNUM rate equal to the Base Rate plus 1.625% (after credit for any interest earned on such overnight securities), whether or not the Restatement Effective Date shall occur. If for any reason the Restatement Effective Date shall not occur on the next succeeding Business Day, the Administrative Agent shall return such funds to the Term Lenders by 3:00 p.m. on such next succeeding Business Day.

              (c) TERM LOAN INTEREST RATES. The Borrowers shall pay interest on the unpaid principal amount of each Term Loan from the date of such Term Loan until the maturity thereof, at the following rates per annum:

                   (i) During such periods as any Portion of such Term Loan is a Base Rate Portion, at a rate PER ANNUM on such Portion equal to the Base Rate plus the Applicable Margin therefor, such rate to change from time to time as the Applicable Margin or Base Rate shall change; and

                   (ii) During such periods as any Portion of such Term Loan is a LIBOR Portion, at a rate PER ANNUM on such Portion equal at all times during each Interest Period for such Portion to the LIBOR Rate for such Interest Period PLUS the Applicable Margin therefor, such rate to change from time to time as the Applicable Margin shall change.

Each Base Rate Portion of the Term Loan Borrowing shall be in a minimum amount of $1,000,000 or an integral multiple of $100,000 in excess thereof and each LIBOR Portion of the Term Loan Borrowing shall be in a minimum amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof (except to the extent that any lesser Portion results from a mandatory prepayment of the Term Loans pursuant to SECTION 2.07(c)). The number of LIBOR Portions of the Term Loan Borrowing shall not exceed six (6) at any time.

              (d) CONVERSION OF TERM LOAN PORTIONS. The Borrowers may convert any Portion of the Term Loan Borrowing from one Type of Portion to another Type; PROVIDED, HOWEVER, that any conversion of a LIBOR Portion into a Base Rate Portion shall be made on, and only on, the last day of an Interest Period for such LIBOR Portion and that no Base Rate Portion may be converted into a LIBOR Portion after the occurrence and during the continuance of an Event of Default. The Borrowers shall request such a conversion by an irrevocable written notice to the Administrative Agent in the form of EXHIBIT D, appropriately completed (a "NOTICE OF TERM LOAN CONVERSION"), which specifies, among other things:

                   (i) The Portion of the Term Loan Borrowing which is to be converted;

                   (ii) The amount and Type of each Portion of the Term Loan Borrowing into which it is to be converted;

                   (iii) If any Portion of the Term Loan Borrowing is to be converted into a LIBOR Portion, the initial Interest Period selected by the Borrowers for such Portion in accordance with SECTION 2.02(e); and

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

                     (iv) The date of the requested conversion, which shall be a Business Day.

The Borrowers shall give each Notice of Term Loan Conversion to the Administrative Agent not later than 11:00 a.m. at least three (3) Business Days before the date of the requested conversion. Each Notice of Term Loan Conversion shall be delivered by first-class mail or facsimile to the Administrative Agent at the office or to the facsimile number and during the hours specified in
SECTION 8.01; PROVIDED, HOWEVER, that the Borrowers shall promptly deliver to the Administrative Agent the original of any Notice of Term Loan Conversion initially delivered by facsimile. The Administrative Agent shall promptly notify each Lender of the contents of each Notice of Term Loan Conversion.

              (e)    LIBOR PORTION INTEREST PERIODS.

                     (i) The initial and each subsequent Interest Period selected by the Borrowers for a LIBOR Portion of the Term Loan Borrowing shall be one (1), two (2), three (3) or six (6) months; PROVIDED, HOWEVER, that (A) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such next Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day; (B) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar; (C) no Interest Period shall end after a Term Loan Installment Date unless, after giving effect to such Interest Period, the aggregate principal amount of the Base Rate Portion and all LIBOR Portions having Interest Periods ending on or prior to such Term Loan Installment Date equals or exceeds the principal payment due on such Term Loan Installment Date; (D) no Interest Period shall end after the Term Loan Maturity Date; and (E) no LIBOR Portion of the Term Loan Borrowing shall be continued for an additional Interest Period after the occurrence and during the continuance of an Event of Default.

                     (ii) The Borrowers shall notify the Administrative Agent by an irrevocable written notice in the form of EXHIBIT E, appropriately completed (a "NOTICE OF TERM LOAN INTEREST PERIOD SELECTION"), not later than 11:00 a.m. at least three (3) Business Days prior to the last day of each Interest Period for a LIBOR Portion of the Term Loan Borrowing of the Interest Period selected by the Borrowers for the next succeeding Interest Period for such Portion. Each Notice of Term Loan Interest Period Selection shall be given by first-class mail or facsimile to the office or the facsimile number and during the hours specified in SECTION 8.01; PROVIDED, HOWEVER, that the Borrowers shall promptly deliver to the Administrative Agent the original of any Notice of Term Loan Interest Period Selection initially delivered by facsimile. If (A) the Borrowers fail to notify the Administrative Agent of the next Interest Period for a LIBOR Portion of the Term Loan Borrowing in accordance with this SECTION 2.02(e) or (B) an Event of Default has occurred and is continuing on the last day of an Interest Period for any LIBOR Portion of the Term Loan Borrowing, such LIBOR Portion shall automatically convert to a Base Rate Portion on the last day of the current Interest Period therefor.

              (f) SCHEDULED TERM LOAN PAYMENTS. The Borrowers shall repay the principal amount of the Term Loans in (i) twenty-four installments of $687,500 each, payable on the last

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Business Day in each March, June, September and December, commencing on
September 30, 2001 and ending on June 30, 2007 and (ii) four installments of $64,625,000 each, payable on the last Business Day in each March, June, September and December, commencing on September 30, 2007 and ending on the Term Loan Maturity Date (each date referred to in clause (i) or clause (ii), a "TERM LOAN INSTALLMENT DATE"); PROVIDED, HOWEVER, that the principal payment due on the Term Loan Maturity Date shall be in the amount necessary to pay all remaining unpaid principal on the Term Loans. The Borrowers shall pay accrued interest on the unpaid principal amount of each Term Loan in arrears (x) in the case of a Base Rate Portion, on the last Business Day in each March, June, September and December, (y) in the case of a LIBOR Portion, on the last day of each Interest Period (and if any such Interest Period is equal to or longer than three (3) months, every three (3) months) and upon prepayment (to the extent thereof); and (z) in the case of all Term Loans, at maturity.

              (g) PURPOSE. The Borrowers shall use the proceeds of the Term Loans to pay the cash payment due pursuant to the Merger Agreement upon the consummation of the transactions contemplated thereby.

       2.03.  LETTERS OF CREDIT.

              (a)    THE LETTER OF CREDIT COMMITMENT.

                     (i) Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the other Revolving Lenders set forth in this SECTION 2.03, from time to time on any Business Day during the period from the Restatement Effective Date until the Letter of Credit Expiration Date, to issue Letters of Credit for the account of any Borrower, and to amend or renew Letters of Credit previously issued by it, in accordance with subsection (b) below; and (B) the Revolving Lenders severally agree to participate in Letters of Credit issued for the account of any Borrower; PROVIDED, that the L/C Issuer shall not be obligated to make any L/C Credit Extension with respect to any Letter of Credit, and no Revolving Lender shall be obligated to participate in, any Letter of Credit if as of the date of such L/C Credit Extension, (x) the Effective Amount of all L/C Obligations and all Loans would exceed the Total Commitment, (y) the aggregate Effective Amount of the Revolving Loans of any Revolving Lender, PLUS such Lender's Revolving Proportionate Share of the Effective Amount of all L/C Obligations, PLUS such Lender's Revolving Proportionate Share of the Effective Amount of all Swing Line Loans would exceed such Lender's Revolving Loan Commitment, or (z) the Effective Amount of the L/C Obligations would exceed the Letter of Credit Sublimit. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrowers' ability to obtain Letters of Credit shall be fully revolving, and accordingly any Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Restatement Effective Date shall be subject to and governed by the terms and conditions hereof.

                     (ii) The L/C Issuer shall be under no obligation to issue any Letter of Credit if:

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

                            (A)    any order, judgment or decree of any
Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit, or any Requirement of Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer (i) shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or (ii) unless agreed to be reimbursed by the Borrower, (1) shall impose upon the L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Restatement Effective Date, or (2) shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Restatement Effective Date and which the L/C Issuer in good faith deems material to it;

                            (B)    subject to SECTION 2.03(b)(iii), the expiry
date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last renewal, unless the Required Revolving Lenders have approved such expiry date;

                            (C)    the expiry date of such requested Letter of
Credit would occur after the Letter of Credit Expiration Date, unless all the Revolving Lenders have approved such expiry date; or

                            (D)    such Letter of Credit is in a face amount
less than $100,000, in the case of a commercial Letter of Credit, or $250,000, in the case of a standby Letter of Credit, or denominated in a currency other than Dollars.

                     (iii) The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or
(B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

              (b) PROCEDURES FOR ISSUANCE AND AMENDMENT OF LETTERS OF CREDIT; EVERGREEN LETTERS OF CREDIT.

                     (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of any Borrower delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of such Borrower. Such L/C Application must be received by the L/C Issuer and the Administrative Agent not later than 11:00 a.m., at least two Business Days (or such later date and time as the L/C Issuer may agree in a particular instance in its sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which date shall be a Business Day); (B) the amount thereof;
(C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as the L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail

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

satisfactory to the L/C Issuer (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which date shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the L/C Issuer may require.

                     (ii) Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrowers and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Upon receipt by the L/C Issuer of confirmation from the Administrative Agent that the requested issuance or amendment is permitted in accordance with the terms hereof, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrowers or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer's usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a participation in such Letter of Credit in an amount equal to the product of such Lender's Revolving Proportionate Share TIMES the amount of such Letter of Credit.

                     (iii) If any Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic renewal provisions (each, an "EVERGREEN LETTER OF CREDIT"); PROVIDED, that any such Evergreen Letter of Credit must permit the L/C Issuer to prevent any such renewal at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the "NONRENEWAL NOTICE DATE") in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Borrowers shall not be required to make a specific request to the L/C Issuer for any such renewal. Once an Evergreen Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the renewal of such Letter of Credit at any time to a date not later than the Letter of Credit Expiration Date; PROVIDED, HOWEVER, that the L/C Issuer shall not permit any such renewal if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its renewed form under the terms hereof, or (B) it has received notice (which may be by telephone or in writing) on or before the Business Day immediately preceding the Nonrenewal Notice Date (1) from the Administrative Agent that the Required Revolving Lenders have elected not to permit such renewal or (2) from the Administrative Agent, any Lender or any Borrower that one or more of the applicable conditions specified in SECTION 3.02 is not then satisfied.

                     (iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Borrowers and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

              (c)    DRAWINGS AND REIMBURSEMENTS; FUNDING OF PARTICIPATIONS.

                     (i) Upon any drawing under any Letter of Credit, the L/C Issuer shall notify the Borrowers and the Administrative Agent thereof. Not later than 11:00 a.m. on the date

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

of any payment by the L/C Issuer under a Letter of Credit (each such date, an "HONOR DATE"), the Borrowers shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing. If the Borrowers fail to so reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Revolving Lender of the Honor Date, the amount of the unreimbursed drawing (the "UNREIMBURSED AMOUNT"), and such Lender's Revolving Proportionate Share thereof. In such event, the Borrowers shall be deemed to have requested a Revolving Loan Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in SECTION 2.01 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Total Revolving Loan Commitment and the conditions set forth in
SECTION 3.02 (other than the delivery of a Revolving Loan Notice). Any notice given by the L/C Issuer or the Administrative Agent pursuant to this SECTION 2.03(c)(i) may be given by telephone if immediately confirmed in writing; PROVIDED, that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                     (ii) Each Revolving Lender (including the Lender acting as L/C Issuer) shall upon any notice pursuant to SECTION 2.03(c)(i) make funds available to the Administrative Agent for the account of the L/C Issuer at the Administrative Agent's Office in an amount equal to its Revolving Proportionate Share of the Unreimbursed Amount not later than 11:00 a.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of SECTION 2.03(c)(iii), each Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the applicable Borrower in such amount. The Administrative Agent shall remit the funds so received to the L/C Issuer.

                     (iii) With respect to any Unreimbursed Amount that is not fully repaid by the applicable Borrower or not fully refinanced by a Revolving Loan Borrowing because the conditions set forth in SECTION 3.02 cannot be satisfied or for any other reason, such Borrower shall be deemed to have incurred from the L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate applicable to Revolving Loans upon the occurrence and during the continuance of an Event of Default. In such event, each Revolving Lender's payment to the Administrative Agent for the account of the L/C Issuer pursuant to SECTION 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this SECTION 2.03.

                     (iv) Until each Revolving Lender funds its Revolving Loan or L/C Advance pursuant to this SECTION 2.03(c) to reimburse the L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Revolving Lender's Revolving Proportionate Share of such amount shall be solely for the account of the L/C Issuer.

                     (v) Each Revolving Lender's obligation to make Revolving Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this SECTION 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, any Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default or Event of

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Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrowers to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein.

                     (vi) If any Revolving Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this SECTION 2.03(c) by the time specified in SECTION 2.03(c)(ii), the L/C Issuer shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the Federal Funds Rate from time to time in effect. A certificate of the L/C Issuer submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.

              (d)    REPAYMENT OF PARTICIPATIONS.

                     (i) At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Lender such Lender's L/C Advance in respect of such payment in accordance with SECTION 2.03(c), if the Administrative Agent receives for the account of the L/C Issuer any payment related to such Letter of Credit (whether directly from the Borrowers or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), or any payment of interest thereon, the Administrative Agent will distribute to such Lender its Revolving Proportionate Share thereof in the same funds as those received by the Administrative Agent.

                     (ii) If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to SECTION 2.03(c)(i) is required to be returned, each Revolving Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Revolving Proportionate Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect.

              (e) OBLIGATIONS ABSOLUTE. The obligation of the Borrowers to reimburse the L/C Issuer for each drawing under each Letter of Credit, and to repay each L/C Borrowing and each drawing under a Letter of Credit that is refinanced by a Borrowing of Revolving Loans, shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

                     (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

                     (ii) the existence of any claim, counterclaim, set-off, defense or other right that the Borrowers may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

                     (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

                     (iv) any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit to the extent not resulting from the gross negligence or willful misconduct of the L/C Issuer; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

                     (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrowers to the extent such circumstance or happening does not result from the gross negligence or willful misconduct of the L/C Issuer.

The Borrowers shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to them and, in the event of any claim of noncompliance with the Borrowers' instructions or other irregularity, the Borrowers will immediately notify the L/C Issuer. The Borrowers shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.

              (f)    ROLE OF L/C ISSUER. Each of the Borrowers and the
Lenders agrees that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. Neither the Administrative Agent nor the L/C Issuer nor any of their respective affiliates, directors, officers, employees, agents or advisors nor any of the correspondents, participants or assignees of the L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Revolving Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application. The Borrowers hereby assume all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; PROVIDED, HOWEVER, that this assumption is not intended to, and shall not, preclude the Borrowers' pursuing such rights and remedies as they may have against the beneficiary or transferee at law or under any other agreement. Neither the Administrative Agent nor the L/C Issuer nor any of their respective affiliates, directors, officers, employees, agents or advisors nor any of the correspondents, participants or assignees of the L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (v) of SECTION 2.03(e); PROVIDED, HOWEVER, that anything in such clauses to the contrary notwithstanding, the Borrowers may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Borrowers, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrowers which the Borrowers prove were caused by the L/C Issuer's willful misconduct or gross negligence or the L/C Issuer's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

              (g) CASH COLLATERAL. Upon the request of the Administrative Agent, (i) if the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, or
(ii) if, as of the Letter of Credit Expiration Date, any Letter of Credit may for any reason remain outstanding and partially or wholly undrawn, the Borrowers shall immediately Cash Collateralize the Obligations in an amount equal to the then Effective Amount of the L/C Obligations.

              (h) APPLICABILITY OF ISP98 AND UCP. Unless otherwise expressly agreed by the L/C Issuer and the Borrowers when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce (the "ICC") at the time of issuance (including the ICC decision published by the Commission on Banking Technique and Practice on April 6, 1998 regarding the European single currency (euro)) shall apply to each commercial Letter of Credit.

              (i) LETTER OF CREDIT FEES. The Borrowers shall pay to the Administrative Agent for the account of each Revolving Lender in accordance with its Revolving Proportionate Share a Letter of Credit fee for each Letter of Credit equal to the Applicable Margin for LIBOR Loans TIMES the actual daily maximum amount available to be drawn under each such Letter of Credit. Such fee for each Letter of Credit shall be due and payable on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, and on the Letter of Credit Expiration Date. If there is any change in the Applicable Margin for LIBOR Loans during any quarter, the actual daily amount of each Letter of Credit shall be computed and multiplied by the Applicable Margin for LIBOR Loans separately for each period during such quarter that such Applicable Margin for LIBOR Loans was in effect.

              (j)    FRONTING FEE AND DOCUMENTARY AND PROCESSING CHARGES
PAYABLE TO L/C ISSUER. The Borrowers shall pay directly to the L/C Issuer for its own account a fronting fee in an amount with respect to each Letter of Credit equal to 1/4 of 1% of the amount of such Letter of Credit, due and payable upon each L/C Credit Extension with respect to such Letter of Credit; PROVIDED, that in the case of an increase in the amount of a Letter of Credit after the issuance thereof, such fronting fee shall be payable only on the increased amount thereof. In addition, the Borrowers shall pay directly to the L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such fees and charges are due and payable on demand and are nonrefundable.

              (k) CONFLICT WITH LETTER OF CREDIT APPLICATION. In the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control.

       2.04.  SWING LINE.

              (a) THE SWING LINE. Subject to the terms and conditions set forth herein, the Swing Line Lender agrees to make loans (each such loan, a "SWING LINE LOAN") to the Borrowers from time to time on any Business Day during the period from the Restatement Effective Date to the Revolving Loan Maturity Date in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Effective Amount of Revolving Loans of the Swing Line Lender in its capacity as a Lender of Revolving Loans, may exceed the amount of such Lender's Commitment; PROVIDED, HOWEVER, that after giving effect to any Swing Line Loan, (i) the aggregate Effective Amount of all Loans and L/C Obligations shall not exceed the Total Commitment, and (ii) the aggregate Effective Amount of the Revolving Loans of any Lender, PLUS such Lender's Revolving Proportionate Share of the Effective Amount of all L/C Obligations, PLUS such Lender's Revolving Proportionate Share of the Effective Amount of all Swing Line Loans shall not exceed such Lender's Revolving Loan Commitment, and PROVIDED, FURTHER, that the Swing Line Lender shall not make any Swing Line
Loan to refinance an outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrowers may borrow under this SECTION 2.04, prepay under SECTION 2.07, and reborrow under this
SECTION 2.04. Each Swing Line Loan shall be a Base Rate Loan. Immediately upon the making of a Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender's Revolving Proportionate Share TIMES the amount of such Swing Line Loan.

              (b) BORROWING PROCEDURES. Each Swing Line Borrowing shall be made upon the Borrowers' irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 11:00 a.m., on the requested borrowing date, and shall specify (i) the amount to be borrowed, which amount shall be a minimum of $100,000, and (ii) the requested borrowing date, which date shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Notice of Swing Line Borrowing, appropriately completed and signed by a Responsible Officer of the Borrowers. Promptly after receipt by the Swing Line Lender of any telephonic Notice of Swing Line Borrowing, the Swing Line Lender will confirm with the

Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Notice of Swing Line Borrowing and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 12:00 noon, on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of SECTION 2.04(a), or (B) that one or more of the applicable conditions specified in SECTION 3.02 is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 1:00 p.m., on the borrowing date specified in such Notice of Swing Line Borrowing, make the amount of its Swing Line Loan available to the applicable Borrower at its office by crediting the account of such Borrower on the books of the Swing Line Lender in immediately available funds.

              (c)    REFINANCING OF SWING LINE LOANS.

                     (i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrowers (which hereby irrevocably requests the Swing Line Lender to act on its behalf), that each Revolving Lender make a Base Rate Loan in an amount equal to such Revolving Lender's Revolving Proportionate Share of the amount of Swing Line Loans then outstanding. Such request shall be made in accordance with the requirements of
SECTION 2.01, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Total Revolving Loan Commitment and the conditions set forth in SECTION
3.02. The Swing Line Lender shall furnish the Borrowers with a copy of the applicable Revolving Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Lender shall make an amount equal to its Revolving Proportionate Share of the amount specified in such Revolving Loan Notice available to the Administrative Agent in immediately available funds for the account of the Swing Line Lender at the Administrative Agent's Office not later than 12:00 noon, on the day specified in such Revolving Loan Notice, whereupon, subject to SECTION 2.04(c)(ii), each Revolving Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrowers in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.

                     (ii) If for any reason any Revolving Loan Borrowing cannot be requested in accordance with SECTION 2.04(c)(i) or any Swing Line Loan cannot be refinanced by such a Revolving Loan Borrowing, the Revolving Loan Notice submitted by the Swing Line Lender shall be deemed to be a request by the Swing Line Lender that each of the Revolving Lenders fund its participation in the relevant Swing Line Loan and each Lender's payment to the Administrative Agent for the account of the Swing Line Lender pursuant to SECTION 2.04(c)(i) shall be deemed payment in respect of such participation.

                     (iii) If any Revolving Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this
SECTION 2.04(c) by the time specified in SECTION 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the Federal Funds Rate from time to time in effect. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

                     (iv) Each Revolving Lender's obligation to make Revolving Loans or to purchase and fund participations in Swing Line Loans pursuant to this SECTION 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, any Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or Event of Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing. Any such purchase of participations shall not relieve or otherwise impair the obligation of the Borrowers to repay Swing Line Loans, together with interest as provided herein.

              (d)    REPAYMENT OF PARTICIPATIONS.

                     (i) At any time after any Revolving Lender has purchased and funded a participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Revolving Lender its Revolving Proportionate Share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Lender's participation was outstanding and funded) in the same funds as those received by the Swing Line Lender.

                     (ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender, each Revolving Lender shall pay to the Swing Line Lender its Revolving Proportionate Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender.

              (e)    INTEREST FOR ACCOUNT OF SWING LINE LENDER. Each Swing
Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate PER ANNUM equal to the Base Rate MINUS one percent (1.00%). The Swing Line Lender shall be responsible for invoicing the Borrowers for interest on the Swing Line Loans. Until each Revolving Lender funds its Base Rate Loan or participation pursuant to this SECTION 2.04 to refinance such Revolving Lender's Revolving Proportionate Share of any Swing Line Loan, interest in respect of such Revolving Proportionate Share shall be solely for the account of the Swing Line Lender. The Borrowers shall pay accrued interest on the unpaid principal amount of each Swing Line Loan upon prepayment (to the extent thereof) and at maturity.

              (f) PAYMENTS DIRECTLY TO SWING LINE LENDER. The Borrowers shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

       2.05.  AMOUNT LIMITATIONS, COMMITMENT REDUCTIONS, ETC.

              (a) TOTAL COMMITMENT. The Effective Amount of all Revolving Loans, L/C Obligations and Swing Line Loans outstanding at any time shall not exceed the Total Revolving Loan Commitment at such time, and the aggregate principal amount of all Term Loans made on the Restatement Effective Date shall not exceed the Total Term Loan Commitment on the date thereof.

              (b) OPTIONAL REDUCTION OR CANCELLATION OF COMMITMENTS. The Borrowers may, upon five (5) Business Days written notice to the Administrative Agent, permanently reduce the Total Revolving Loan Commitment by the amount of Five Million Dollars ($5,000,000) or an integral multiple of One Million Dollars ($1,000,000) in excess thereof or cancel the Total Revolving Loan Commitment in its entirety; PROVIDED, HOWEVER, that:

                     (i) The Borrowers may not reduce the Total Revolving Loan Commitment prior to the Revolving Loan Maturity Date, if, after giving effect to such reduction, the Effective Amount of all Revolving Loans, L/C Obligations and Swing Line Loans then outstanding would exceed the Total Revolving Loan Commitment; and

                     (ii) The Borrowers may not cancel the Total Revolving Loan Commitment prior to the Revolving Loan Maturity Date, if, after giving effect to such cancellation, any Revolving Loan would then remain outstanding.

              (c)    MANDATORY REDUCTION OR TERMINATION OF COMMITMENTS.

                     (i) The Total Revolving Loan Commitment shall be automatically reduced on each Commitment Reduction Date set forth in column (A) below by the amount (subject to reduction pursuant to clause (iv) below) set forth in column (B) below opposite such Commitment Reduction Date:


                   (A)                                              (B)
  Commitment Reduction Date Falling on or          Total Revolving Loan Commitment Reduced
                Nearest to:                               by the Following Amounts ($)
------------------------------------------------------------------------------------------
               June 30, 2003                                    $10,000,000
            September 30, 2003                                  $15,000,000
             December 31, 2003                                  $15,000,000
              March 31, 2004                                    $15,000,000
               June 30, 2004                                    $15,000,000
            September 30, 2004                                  $15,000,000
             December 31, 2004                                  $15,000,000
              March 31, 2005                                    $15,000,000
               June 30, 2005                                    $15,000,000
            September 30, 2005                                  $20,000,000
             December 31, 2005                                  $20,000,000
              March 31, 2006                                    $20,000,000


                     (ii) In addition to any other mandatory commitment reductions pursuant to this SECTION 2.05(c), on each date upon which a mandatory prepayment of the Term Loans pursuant to clause (iii), (iv), (v) or (vi) of
Section 2.07(c) is required which exceeds in amount the Effective Amount of the Term Loans outstanding at such time (or would be required if any Term Loans were then outstanding), then the Total Revolving Loan Commitment shall be permanently reduced by the amount, if any, by which the amount required to be applied pursuant to said clauses (determined as if an unlimited amount of Term Loans were actually outstanding) exceeds the aggregate principal amount of the Term Loans then outstanding (whether or not any Revolving Loans, Swing Line Loans or L/C Obligations shall then be outstanding).

                     (iii) In addition to any other mandatory commitment reductions pursuant to this SECTION 2.05(c), on each date upon which a mandatory prepayment of the Term Loans is waived pursuant to SECTION 2.07(e), then the Total Revolving Loan Commitment shall be permanently reduced by the aggregate amount, if any, of the mandatory prepayments so waived.

                     (iv) On the date of each reduction in the aggregate amount of the Total Revolving Loan Commitment pursuant to (x) SECTION 2.05(b), the remaining amounts listed in column (B) of the table set forth in SECTION 2.05(c)(i) above shall be reduced in the order of maturity and (y) SECTION 2.05(c)(ii) or SECTION 2.05(c)(iii), the remaining amounts listed in column (B) of the table set forth in SECTION 2.05(c)(i) above shall be reduced on a pro rata basis.

                     (v) The Total Revolving Loan Commitment shall be automatically reduced to zero on the Revolving Loan Maturity Date.

                     (vi) The Total Term Loan Commitment shall be automatically reduced to zero at the close of business on the Restatement Effective Date.

              (d) EFFECT OF COMMITMENT REDUCTIONS. From the effective date of any reduction of the Total Revolving Loan Commitment, the Commitment Fees payable pursuant to SECTION 2.06(b) shall be computed on the basis of the Total Revolving Loan Commitment as so reduced. Once reduced or cancelled, the Total Revolving Loan Commitment may not be increased or reinstated without the prior written consent of all Lenders. Any reduction of the Total Revolving Loan Commitment pursuant to SECTION 2.05(b) shall be applied ratably to reduce each Lender's Revolving Loan Commitment in accordance with clause (i) of SECTION 2.11(a).

       2.06.  FEES.

              (a) ADMINISTRATIVE AGENT'S FEE. The Borrowers shall pay to the Administrative Agent, for its own account, agent's fees and other compensation in the amounts and at the times set forth in the Administrative Agent's Fee Letter.

              (b) COMMITMENT FEES. The Borrowers shall pay to the Administrative Agent, for the ratable benefit of the Revolving Lenders as provided in clause (v) of SECTION 2.11(a), commitment fees (collectively, the "COMMITMENT Fees") equal to the Commitment Fee Percentage of the daily average Unused Commitment for the period beginning on the date of this Agreement and ending on the Revolving Loan Maturity Date. The Borrowers shall pay the Commitment Fees in arrears on the last day in each March, June, September and December

(commencing September 30, 2001 for the 3-month period ending on such date) and on the Revolving Loan Maturity Date (or if the Total Revolving Commitment is cancelled on a date prior to the Revolving Loan Maturity Date, on such prior date).

       2.07.  PREPAYMENTS.

              (a)    TERMS OF ALL PREPAYMENTS. Upon the prepayment of any
Loan (whether such prepayment is an optional prepayment under SECTION 2.07(b), a mandatory prepayment required by SECTION 2.07(c) or a mandatory prepayment required by any other provision of this Agreement or the other Credit Documents, including a prepayment upon acceleration), the Borrowers shall pay to the Lender that made such Loan (i) all accrued interest (if such prepayment is the prepayment of a LIBOR Loan or of a LIBOR Portion) and fees to the date of such prepayment on the amount prepaid and (ii) if such prepayment is the prepayment of a LIBOR Loan or of a LIBOR Portion on a day other than the last day of an Interest Period for such LIBOR Loan or such LIBOR Portion, all amounts payable to such Lender pursuant to SECTION 2.14.

              (b)    OPTIONAL PREPAYMENTS.

                     (i) At their option, the Borrowers may, upon one (1) Business Day's notice to the Administrative Agent in the case of Base Rate Loans or Base Rate Portions or three (3) Business Days' notice to the Administrative Agent in the case of LIBOR Loans or LIBOR Portions, prepay the Loans in any Borrowing in part, in a minimum principal amount of (A) in the case of Base Rate Loans or Base Rate Portions, $1,000,000 or an integral multiple of $100,000 in excess thereof, or (B) in the case of LIBOR Loans or LIBOR Portions, $5,000,000 or an integral multiple of $1,000,000 in excess thereof, or in whole. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrowers, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. If no Event of Default has occurred and is continuing, (A) all prepayments under this SECTION 2.07(b) which are applied to reduce the principal amount of the Loans shall be applied to the Loans as directed by the Borrowers and (B) if the Borrowers fail to direct the application of any such principal prepayments, such principal prepayments shall be applied first to the payment of the then outstanding Swing Line Loans, then to the payment of the then outstanding Revolving Loans, then to the payment of the then outstanding Term Loans and then to Cash Collateralize the Obligations in an amount equal to the L/C Obligations and shall in each case, to the extent possible, be first applied to prepay Base Rate Portions and then if any funds remain, to prepay LIBOR Portions. If an Event of Default has occurred and is continuing, all prepayments under this SECTION 2.07(b) shall be applied as set forth in SECTION 2.08(c).

                     (ii) At their option, the Borrowers may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; PROVIDED, that (A) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m., on the date of the prepayment, and (B) any such prepayment shall be in a minimum principal amount of $100,000. Each such notice shall specify the date and amount of such prepayment.If such notice is given by the Borrowers, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

              (c) MANDATORY PREPAYMENTS. The Borrowers shall prepay the Loans as follows:

                     (i) If, at any time, the Effective Amount of all Revolving Loans, Swing Line Loans and L/C Obligations then outstanding exceeds the Total Revolving Loan Commitment at such time, the Borrowers shall immediately (A) prepay the Swing Line Loans to the extent Swing Line Loans in a sufficient amount are then outstanding, (B) prepay the Revolving Loans to the extent Revolving Loans in a sufficient amount are then outstanding, and (C) otherwise, Cash Collateralize the L/C Obligations, in an aggregate principal amount equal to such excess.

                     (ii) The Borrowers shall repay each Swing Line Loan on the earlier to occur of (i) the date five Business Days after such Loan is made and (ii) the Revolving Loan Maturity Date.

                     (iii) If for Argosy's fiscal year ending December 31, 2001 or any fiscal year thereafter, Designated Asset Sale Proceeds exceed $5,000,000 or if during the term of this Agreement, Designated Asset Sale Proceeds exceed $10,000,000, the Borrowers shall, immediately after the completion of each sale or other disposition which results in such an excess, prepay the outstanding Term Loans in an aggregate principal amount equal to one hundred percent (100%) of such excess. Notwithstanding the foregoing, the Borrowers shall not be required to make a prepayment pursuant to this clause (iii) with respect to any sale (a "RELEVANT SALE") if any Borrower advises the Administrative Agent in writing at the time the Net Proceeds from such Relevant Sale are received that they intend to reinvest all or any portion of such Net Proceeds in replacement assets to the extent (A) such Net Proceeds are in fact committed to be reinvested by such Borrower pursuant to a purchase contract providing for the acquisition of such replacement assets that is executed by such Borrower and the related seller within 90 days from the date of such Relevant Sale and (B) the acquisition of such replacement assets occurs within 90 days from the date on which such purchase contract is so executed and delivered; PROVIDED, that the Net Proceeds arising from any sale or other disposition of the capital stock or assets of any Subsidiary after the occurrence of a Trigger Event must be applied to immediately prepay the Term Loans and may not be so reinvested, if the effect of such sale or other disposition is to cause a Reverse Trigger Event. If, at any time after the occurrence of a Relevant Sale and prior to the acquisition of the related replacement assets, the 90-day period provided in clause (A) or (B) of the preceding sentence shall elapse without execution of the related purchase contract (in the case of said clause (A)) or the occurrence of the related acquisition (in the case of said clause (B)) or a Default shall occur, then the Borrowers shall immediately prepay the Loans in the amount and in the manner described in the first sentence of this clause (iii).

                     (iv) If, at any time after the Restatement Effective Date, any Loan Party issues or sells any Indebtedness for borrowed money (including Indebtedness evidenced by notes, bonds, debentures or other similar instruments but excluding (x) any Permitted Indebtedness (other than Permitted Indebtedness described in SECTION 5.02(a)(ix)) and (y) any

Permitted Indebtedness incurred or sold pursuant to SECTION 5.02(a)(ix) in an aggregate amount not to exceed $25,000,000 at any time during the term of this Agreement), the Borrowers shall, immediately after such issuance or sale, prepay the outstanding Term Loans in an aggregate principal amount equal to one hundred percent (100%) of the Net Proceeds of such Indebtedness.

                     (v) If, at any time after the Restatement Effective Date, any Loan Party issues or sells any Equity Securities yielding Net Proceeds in excess of $25,000,000 during the term of this Agreement (other than Net Proceeds from (x) the issuance and exercise of stock options granted to officers and employees of any Loan Party in the ordinary course of business and (y) the exercise of warrants issued by Argosy and existing on the Restatement Effective
Date), the Borrowers shall, immediately after such issuance or sale, prepay the outstanding Term Loans in an aggregate principal amount equal to one hundred percent (100%) of the Net Proceeds of such Equity Securities.

                     (vi) If, at any time after the Restatement Effective Date, any Loan Party receives proceeds of insurance, a condemnation award or other compensation in respect of any event described in SECTION 8.16(a), the Borrowers shall immediately prepay the outstanding Term Loans in an aggregate principal amount equal to one hundred percent (100%) of such proceeds, except as otherwise provided in SECTION 8.16(b).

                     (vii) The Borrowers shall deliver to the Administrative Agent, at the time of each prepayment required under this SECTION 2.07(c), (A) a certificate signed by the chief financial officer of Argosy setting forth in reasonable detail the calculation of the amount of such prepayment and (B) to the extent practicable, at least three days prior written notice of such prepayment. Each notice of prepayment shall specify the prepayment date and the Type and principal amount of each Loan (or portion thereof) to be prepaid. In the event that the Borrowers shall subsequently determine that the actual amount was greater than the amount set forth in such certificate, the Borrowers shall promptly make an additional prepayment of the Loans (and/or, if applicable, the Revolving Loan Commitments shall be permanently reduced) in an amount equal to the amount of such excess, and the Borrowers shall concurrently therewith deliver to the Administrative Agent a certificate signed by the chief financial officer of Argosy demonstrating the derivation of the additional amount resulting in such excess.

                     (viii) If an Event of Default has occurred and is continuing, all prepayments under this SECTION 2.07(c) shall be applied as set forth in SECTION 2.08(c).

              (d) APPLICATION OF TERM LOAN PREPAYMENTS. All prepayments which are applied to reduce the principal amount of the Term Loans shall reduce the aggregate principal amount payable by the Borrowers on the then remaining Term Loan Installment Dates on a pro rata basis. Without modifying the order of application of Term Loan prepayments set forth in the preceding sentence, all such prepayments shall, to the extent possible, be first applied to prepay Base Rate Portions and then if any funds remain, to prepay LIBOR Portions.

              (e) OPTIONAL WAIVER OF PREPAYMENTS. Any Term Lender may elect, by notice to the Administrative Agent in writing (or by telephone or telecopy promptly confirmed in writing) at least one Business Day prior to any prepayment of the Term Loans required to be made by the Borrowers for the account of such Lender pursuant to SECTION 2.07(c), to waive all

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or a portion of such prepayment; PROVIDED, that no such waiver may be made by any Term Lender if, after giving effect to such waiver, the Total Revolving Loan Commitment would be reduced below $100,000,000. Any prepayment so waived shall be applied to reduce the Total Revolving Loan Commitment in accordance with
SECTION 2.05(c)(iii).

       2.08.  OTHER PAYMENT TERMS.

              (a) PLACE AND MANNER. All payments to be made by the Borrowers under this Agreement or any other Credit Document shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. The Borrowers shall make all payments due to each Lender or the Administrative Agent under this Agreement or any other Credit Document by payments to the Administrative Agent at the Administrative Agent's office located at the address specified in SECTION 8.01, with each payment due to a Lender to be for the account of such Lender and such Lender's Applicable Lending Office. The Borrowers shall make all payments under this Agreement or any other Credit Document in lawful money of the United States and in same day or immediately available funds not later than 11:00 a.m. on the date due. The Administrative Agent shall promptly disburse to each Lender each payment received by the Administrative Agent for the account of such Lender.

              (b) DATE. Whenever any payment due hereunder shall fall due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees, as the case may be.

              (c) APPLICATION OF PAYMENTS. Unless an Event of Default shall have occurred and be continuing and except as expressly otherwise provided in this Agreement, all payments hereunder shall be applied to principal, interest, fees, costs and expenses as directed by the Borrowers. While an Event of Default has occurred and is continuing, all payments hereunder shall be applied as follows:

              FIRST, to the payment of the unpaid fees, costs and expenses of the Administrative Agent then due and payable under this Agreement;

              SECOND, to accrued interest then due and payable under this Agreement and the other Credit Documents;

              THIRD, to reduce the principal amount of the outstanding Loans and L/C Borrowings and to Cash Collateralize the remaining L/C Obligations on a pro rata basis between the Revolving Lenders and the Term Lenders in accordance with the then outstanding principal amount of the Loans and L/C Obligations (with the portion allocated to the Revolving Lenders to be applied first to repay the Swing Line Loans in full, second to repay the Revolving Loans in full and then to Cash Collateralize the Obligations in an amount equal to the then Effective Amount of all L/C Obligations); and

              FINALLY, to the payment of any other amounts due and payable under this Agreement.

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              (d)    FAILURE TO PAY THE ADMINISTRATIVE AGENT. Unless the
Administrative Agent shall have received notice from the Borrowers at least one
(1) Business Day prior to the date on which any payment is due to the Lenders hereunder that the Borrowers will not make such payment in full, the Administrative Agent shall be entitled to assume that the Borrowers have made or will make such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be paid to the Lenders on such due date an amount equal to the amount then due such Lenders. If and to the extent the Borrowers shall not have so made such payment in full to the Administrative Agent, each such Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at a PER ANNUM rate equal to (i) the Federal Funds Rate for the first three (3) days and (ii) the rate applicable to Base Rate Loans thereafter. A certificate of the Administrative Agent submitted to any Lender with respect to any amount owing by such Lender under this SECTION 2.08(d) shall constitute PRIMA FACIE evidence of such amount.

       2.09.  LOAN ACCOUNTS; NOTES.

             (a) LOAN ACCOUNTS. The obligation of the Borrowers to repay the Loans made to it by each Lender and to pay interest thereon at the rates provided herein shall be evidenced by an account or accounts maintained by such Lender on its books (individually, a "LOAN ACCOUNT"), except that any Lender may request that its Loans be evidenced by a note or notes pursuant to SECTION 2.09(b) and SECTION 2.09(c). Each Lender shall record in its Loan Accounts (i) the date and amount of each Loan made by such Lender, (ii) the interest rates applicable to each such Loan and each Portion thereof and the effective dates of all changes thereto, (iii) the Interest Period for each LIBOR Loan and LIBOR Portion, (iv) the date and amount of each principal and interest payment on each Loan and Portion and (v) such other information as such Lender may determine is necessary for the computation of principal and interest payable to it by the Borrowers hereunder; PROVIDED, HOWEVER, that any failure by a Lender to make, or any error by any Lender in making, any such notation shall not affect the Borrowers' Obligations. The Loan Accounts shall constitute PRIMA FACIE evidence of the matters noted therein. In addition to the Loan Accounts, each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control.

              (b) REVOLVING LOAN NOTES. If any Lender so requests, such Lender's Revolving Loans shall be evidenced by a promissory note in the form of EXHIBIT G (individually, a "REVOLVING LOAN NOTE") which note shall be (i) payable to the order of such Lender, (ii) in the amount of such Lender's Revolving Loan Commitment, (iii) dated the Restatement Effective Date and (iv) otherwise appropriately completed. Each Borrower authorizes each Lender to record on the schedule annexed to such Lender's Revolving Loan Note the date and amount of each Revolving Loan made by such Lender and of each payment or prepayment of principal thereon made by such Borrower, and agrees that all such notations shall constitute PRIMA FACIE evidence of the matters noted; PROVIDED, HOWEVER, that any failure by a Lender to make, or any

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error by any Lender in making, any such notation shall not affect the Borrowers'
Obligations. Each Borrower further authorizes each Lender to attach to and make a part of such Lender's Revolving Loan Note continuations of the schedule attached thereto as necessary. If, because any Lender designates separate Applicable Lending Offices for Base Rate Loans and LIBOR Loans, such Lender requests that separate promissory notes be executed to evidence separately such Loans, then each such note shall be in the form of EXHIBIT G, MUTATIS MUTANDIS to reflect such division, and shall be (w) payable to the order of such Lender,
(x) in the amount of such Lender's Commitment, (y) dated the Restatement Effective Date and (z) otherwise appropriately completed. Such notes shall, collectively, constitute a Revolving Loan Note.

              (c) TERM LOAN NOTES. If any Lender so requests, such Lender's Term Loan shall be evidenced by a promissory note in the form of EXHIBIT H (individually, a "TERM LOAN NOTE") which note shall be (i) payable to the order of such Lender, (ii) in the amount of such Lender's Term Loan, (iii) dated the Restatement Effective Date and (iv) otherwise appropriately completed. If, because any Lender designates separate Applicable Lending Offices for Base Rate Portions and LIBOR Portions, such Lender requests that separate promissory notes be executed to evidence separately such Portions, then each such note shall be in the form of EXHIBIT H, MUTATIS MUTANDIS to reflect such division, and shall be (w) payable to the order of such Lender, (x) in the amount of such Lender's Term Loan, (y) dated the Restatement Effective Date and (z) otherwise appropriately completed. Such notes shall, collectively, constitute a Term Loan Note.

              (d) SWING LINE NOTES. The Swing Line Lender's Swing Line Loans shall be evidenced by a promissory note in the form of EXHIBIT I (individually, a "SWING LINE NOTE") which note shall be (i) payable to the order of the Swing Line Lender, (ii) in the amount of the Swing Line Lender's Swing Line Loans,
(iii) dated the Restatement Effective Date and (iv) otherwise appropriately completed.

       2.10.  LOAN FUNDING.

              (a) LENDER FUNDING AND DISBURSEMENT TO THE BORROWERS. Each Lender shall, before 9:00 a.m. on the date of each Borrowing, make available to the Administrative Agent at the Administrative Agent's office specified in
SECTION 8.01, in same day or immediately available funds, such Lender's Revolving Proportionate Share or Term Proportionate Share, as the case may be, of such Borrowing. After the Administrative Agent's receipt of such funds and upon satisfaction of the applicable conditions set forth in SECTION 3.02 (and, if such Borrowing is the initial Credit Extension, SECTION 3.01), the Administrative Agent shall promptly make all funds so received available to the Borrowers in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrowers on the books of Wells Fargo with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to the Administrative Agent by the Borrowers; PROVIDED, HOWEVER, that if, on the date of the Borrowing there are Swing Line Loans and/or L/C Borrowings outstanding, then the proceeds of such Borrowing shall be applied, FIRST, to the payment in full of any such L/C Borrowings, SECOND, to the payment in full of any such Swing Line Loans, and THIRD, to the Borrowers as provided above.

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

              (b) LENDER FAILURE TO FUND. Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's Revolving Proportionate Share or Term Proportionate Share, as the case may be, of such Borrowing, the Administrative Agent shall be entitled to assume that such Lender has made or will make such portion available to the Administrative Agent on the date of such Borrowing in accordance with SECTION 2.10(a), and the Administrative Agent may on such date, in reliance upon such assumption, disburse or otherwise credit to the Borrowers a corresponding amount. If any Lender does not make the amount of its such Lender's Revolving Proportionate Share or Term Proportionate Share, as the case may be, of any Borrowing available to the Administrative Agent on or prior to the date of such Borrowing, such Lender shall pay to the Administrative Agent, on demand, interest which shall accrue on such amount from the date of such Borrowing until such amount is paid to the Administrative Agent at rates equal to (i) the daily Federal Funds Rate during the period from the date of such Borrowing through the third Business Day thereafter and (ii) the rate applicable to Base Rate Loans thereafter. A certificate of the Administrative Agent submitted to any Lender with respect to any amount owing by such Lender under this SECTION 2.10(b) shall constitute PRIMA FACIE evidence of such amount. If the amount of any Lender's Revolving Proportionate Share or Term Proportionate Share, as the case may be, of any Borrowing is not paid to the Administrative Agent by such Lender within three (3) Business Days after the date of such Borrowing, the Borrowers shall repay such amount to the Administrative Agent, on demand, together with interest thereon, for each day from the date such amount was disbursed to the Borrowers until the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to the Loans comprising such Borrowing.

              (c) LENDERS' OBLIGATIONS SEVERAL. The failure of any Lender to make the Loan to be made by it as part of any Borrowing or to fund participations in Letters of Credit and Swing Line Loans shall not relieve any other Lender of its obligation hereunder to make its Loan as part of such Borrowing or fund its participations in Letters of Credit and Swing Line Loans, but no Lender shall be obligated in any way to make any Loan or fund any participation in Letters of Credit or Swing Line Loans which another Lender has failed or refused to make or otherwise be in any way responsible for the failure or refusal of any other Lender to make any Loan required to be made by such other Lender on the date of any Borrowing or to fund any participation required to be funded by such other Lender.

       2.11.  PRO RATA TREATMENT.

              (a) BORROWINGS, COMMITMENT REDUCTIONS, ETC. Except as otherwise provided herein:

                     (i) Each Revolving Borrowing and reduction of the Total Revolving Loan Commitment shall be made or shared among the Lenders PRO RATA according to their respective Revolving Proportionate Shares;

                     (ii) The Term Loan Borrowing shall be made or shared among the Lenders PRO RATA according to their respective Term Proportionate Shares;

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                     (iii)  Each payment of principal on Loans in any Borrowing shall be shared among the Lenders which made or funded the Loans in such Borrowing PRO RATA according to the respective unpaid principal amounts of such Loans then owed to such Lenders;

                     (iv) Each payment of interest on Loans in any Borrowing shall be shared among the Lenders which made or funded the Loans in such Borrowing PRO RATA according to (A) the respective unpaid principal amounts of such Loans so made or funded by such Lenders and (B) the dates on which such Lenders so made or funded such Loans;

                     (v) Each payment of Commitment Fees shall be shared among the Revolving Lenders (except for Defaulting Lenders) PRO RATA according to (A) their respective Revolving Proportionate Shares and (B) in the case of each Lender which becomes a Lender hereunder after the date hereof, the date upon which such Lender so became a Lender;

                     (vi) Each payment of interest (other than interest on Loans) shall be shared among the Lenders and the Administrative Agent owed the amount upon which such interest accrues PRO RATA according to (A) the respective amounts so owed such Lenders and the Administrative Agent and (B) the dates on which such amounts became owing to such Lenders and the Administrative Agent; and

                     (vii) All other payments under this Agreement and the other Credit Documents shall be for the benefit of the Person or Persons specified.

              (b) SHARING OF PAYMENTS, ETC. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of the Loans made by it, or the participations in L/C Obligations or in Swing Line Loans held by it, in excess of its ratable share of payments on account of the Loans and the L/C Obligations obtained by all Lenders entitled to such payments, such Lender shall forthwith purchase from the other Lenders such participations in the Loans and/or participations in L/C Obligations or in Swing Line Loans as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; PROVIDED, HOWEVER, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase shall be rescinded and each other Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such other Lender's ratable share (according to the proportion of (i) the amount of such other Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Each Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this SECTION 2.11(b) may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation.

       2.12.  CHANGE OF CIRCUMSTANCES.

              (a) INABILITY TO DETERMINE RATES. If, on or before the first day of any Interest Period for any LIBOR Loan or LIBOR Portion, (i) any Lender shall advise the Administrative Agent that the LIBOR Rate for such Interest Period cannot be adequately and reasonably

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determined due to the unavailability of funds in or other circumstances affecting the London interbank market or (ii) any Lender shall advise the Administrative Agent that the rate of interest for such Loan or Portion, as the case may be, does not adequately and fairly reflect the cost to such Lender of making or maintaining such LIBOR Loan or LIBOR Portion, the Administrative Agent shall immediately give notice of such condition to the Borrowers and the other Lenders. After the giving of any such notice and until the Administrative Agent shall otherwise notify the Borrowers that the circumstances giving rise to such condition no longer exist, Borrowers' right to request the making of, conversion to or a new Interest Period for LIBOR Loans or LIBOR Portions shall be suspended. Any LIBOR Loans or LIBOR Portions outstanding at the commencement of any such suspension shall be converted at the end of the then current Interest Period for such LIBOR Loans or LIBOR Portions into Base Rate Loans or Base Rate Portions, as the case may be, unless such suspension has then ended.

              (b) ILLEGALITY. If, after the date of this Agreement, the adoption of any Governmental Rule, any change in any Governmental Rule or the application or requirements thereof (whether such change occurs in accordance with the terms of such Governmental Rule as enacted, as a result of amendment or otherwise), any change in the interpretation or administration of any Governmental Rule by any Governmental Authority, or compliance by any Lender with any request or directive (whether or not having the force of law) of any Governmental Authority (a "CHANGE OF LAW") shall make it unlawful or impossible for any Lender to make or maintain any LIBOR Loan or LIBOR Portion, such Lender shall immediately notify the Administrative Agent and the Borrowers of such Change of Law. Upon receipt of such notice, (i) the Borrowers' right to request the making of, conversion to or a new Interest Period for LIBOR Loans or LIBOR Portions shall be terminated, and (ii) the Borrowers shall, at the request of such Lender, either (A) pursuant to SECTION 2.01(d) or SECTION 2.02(d), as the case may be, convert any such then outstanding LIBOR Loans or LIBOR Portions into Base Rate Loans or Base Rate Portions, as the case may be, at the end of the current Interest Period for such LIBOR Loans or LIBOR Portions or (B) immediately repay or convert any such LIBOR Loans or LIBOR Portions if such Lender shall notify the Borrowers that such Lender may not lawfully continue to fund and maintain such LIBOR Loans or LIBOR Portions. Any conversion or prepayment of LIBOR Loans or LIBOR Portions made pursuant to the preceding sentence prior to the last day of an Interest Period for such LIBOR Loans or LIBOR Portions shall be deemed a prepayment thereof for purposes of SECTION
2.14. After any Lender notifies the Administrative Agent and the Borrowers of such a Change of Law and until such Lender notifies the Administrative Agent and the Borrowers that it is no longer unlawful or impossible for such Lender to make or maintain a LIBOR Loan or LIBOR Portion, all Revolving Loans and all Portions of the Term Loan of such Lender shall be Base Rate Loans and Base Rate Portions, respectively.

              (c) INCREASED COSTS. If, after the date of this Agreement, any Change of Law:

                     (i) Shall impose, modify or hold applicable any reserve (excluding any Reserve Requirement or other reserve to the extent included in the calculation of the LIBOR Rate for any Loans or Portions), special deposit or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances or loans by, or any other acquisition of funds by any Lender for any LIBOR Loan or LIBOR Portion; or

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                     (ii)   Shall impose on any Lender any other condition
related to any LIBOR Loan or LIBOR Portion or such Lender's Commitments;

And the effect of any of the foregoing is to increase the cost to such Lender of making, renewing, or maintaining any such LIBOR Loan or LIBOR Portion or its Commitments or to reduce any amount receivable by such Lender hereunder; then the Borrowers shall from time to time, within ten (10) Business Days after demand by such Lender, pay to such Lender additional amounts sufficient to reimburse such Lender for such increased costs or to compensate such Lender for such reduced amounts; PROVIDED, HOWEVER, that the Borrowers shall have no obligation to make any payment to any demanding party under this SECTION 2.12(c) on account of any such increased costs or reduced amounts unless the Borrowers receive notice of such increased costs or reduced amounts from the demanding party within six (6) months after they are incurred or realized. A certificate setting forth in reasonable detail the amount of such increased costs or reduced amounts, submitted by such Lender to the Borrowers shall be conclusive absent manifest error. The obligations of the Borrowers under this SECTION 2.12(c) shall survive the payment and performance of the Obligations and the termination of this Agreement.

              (d) CAPITAL REQUIREMENTS. If, after the date of this Agreement, any Lender determines that (i) any Change of Law affects the amount of capital required or expected to be maintained by such Lender or any Person controlling such Lender (a "CAPITAL ADEQUACY REQUIREMENT") and (ii) the amount of capital maintained by such Lender or such Person which is attributable to or based upon the Loans, the Commitments or this Agreement must be increased as a result of such Capital Adequacy Requirement (taking into account such Lender's or such Person's policies with respect to capital adequacy), the Borrowers shall pay to such Lender or such Person, within ten (10) Business Days after demand of such Lender, such amounts as such Lender or such Person shall determine are necessary to compensate such Lender or such Person for the increased costs to such Lender or such Person of such increased capital; PROVIDED, HOWEVER, that the Borrowers shall have no obligation to make any payment to any demanding party under this
SECTION 2.12(d) on account of any such increased costs unless the Borrowers receive notice of such increased costs from the demanding party within six (6) months after they are incurred or realized. A certificate setting forth in reasonable detail the amount of such increased costs, submitted by any Lender to the Borrowers shall be conclusive absent manifest error. The obligations of the Borrowers under this SECTION 2.12(d) shall survive the payment and performance of the Obligations and the termination of this Agreement.

              (e) MITIGATION. Any Lender which becomes aware of (i) any Change of Law which will make it unlawful or impossible for such Lender to make or maintain any LIBOR Loan or LIBOR Portion or (ii) any Change of Law or other event or condition which will obligate the Borrowers to pay any amount pursuant to SECTION 2.12(c) or SECTION 2.12(d) shall notify the Borrowers and the Administrative Agent thereof as promptly as practical. If any Lender has given notice of any such Change of Law or other event or condition and thereafter becomes aware that such Change of Law or other event or condition has ceased to exist, such Lender shall notify the Borrowers and the Administrative Agent thereof as promptly as practical. Each Lender affected by any Change of Law which makes it unlawful or impossible for such Lender to make or maintain any LIBOR Loan or LIBOR Portion or to which the Borrowers are obligated to pay any amount pursuant to SECTION 2.12(c) or SECTION 2.12(d) shall use reasonable commercial efforts (including changing the jurisdiction of its Applicable Lending Office) to

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avoid the effect of such Change of Law or to avoid or materially reduce any amounts which the Borrowers are obligated to pay pursuant to SECTION 2.12(c) or
SECTION 2.12(d) if, in the reasonable opinion of such Lender, such efforts would not be disadvantageous to such Lender.

       2.13.  TAXES ON PAYMENTS.

              (a) PAYMENTS FREE OF TAXES. All payments made by the Borrowers under this Agreement and the other Credit Documents shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp, documentary or other taxes, any duties, or any other levies, imposts, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (except net income taxes and franchise taxes in lieu of net income taxes imposed on the Administrative Agent or any Lender) (all such non-excluded taxes, duties, levies, imposts, charges, fees, deductions and withholdings being hereinafter called "TAXES"). If any Taxes are required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder or under the other Credit Documents, the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the other Credit Documents. Whenever any Taxes are payable by the Borrowers, as promptly as possible thereafter, the Borrowers shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrowers showing payment thereof. If the Borrowers fail to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrowers shall indemnify the Administrative Agent and the Lenders for any taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. The obligations of the Borrowers under this SECTION 2.13(a) shall survive the payment and performance of the Obligations and the termination of this Agreement.

              (b) WITHHOLDING EXEMPTION CERTIFICATES. On or prior to the date of the initial Borrowing or, if such date does not occur within thirty (30) days after the date of this Agreement, by the end of such 30-day period, each Lender which is not organized under the laws of the United States of America or a state thereof shall deliver to the Borrowers and the Administrative Agent two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI (or successor applicable form), as the case may be, certifying in each case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes. Each such Lender further agrees (i) promptly to notify the Borrowers and the Administrative Agent of any change of circumstances (including any change in any treaty, law or regulation) which would prevent such Lender from receiving payments hereunder without any deduction or withholding of such taxes and (ii) if such Lender has not so notified the Borrowers and the Administrative Agent of any change of circumstances which would prevent such Lender from receiving payments hereunder without any deduction or withholding of taxes, then on or before the date that any certificate or other form delivered by such Lender under this SECTION 2.13(b) expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent certificate or form previously delivered by such Lender, to deliver to the Borrowers and the Administrative Agent a new

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certificate or form, certifying that such Lender is entitled to receive payments under this Agreement without deduction or such taxes. If any Lender fails to provide to the Borrowers or the Administrative Agent pursuant to this SECTION 2.13(b) (or, in the case of an Assignee Lender, SECTION 8.05(c)) any certificates or other evidence required by such provision to establish that such Lender is, at the time it becomes a Lender hereunder, entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, such Lender shall not be entitled to any indemnification under SECTION 2.13(a) for any Taxes imposed on such Lender primarily as a result of such failure.

              (c) MITIGATION. If the Administrative Agent or any Lender claims any additional amounts to be payable to it pursuant to this SECTION 2.13, such Person shall use reasonable commercial efforts to file any certificate or document requested in writing by the Borrowers (including copies of Internal Revenue Service Form W-8BEN or W-8ECI (or any successor forms) reflecting a reduced rate of withholding or to change the jurisdiction of its Applicable Lending Office if the making of such a filing or such change in the jurisdiction of its Applicable Lending Office would avoid the need for or materially reduce the amount of any such additional amounts which may thereafter accrue and if, in the reasonable opinion of such Person, in the case of a change in the jurisdiction of its Applicable Lending Office, such change would not be disadvantageous to such Person or contrary to such Person's normal banking practices.

              (d) TAX RETURNS. Nothing contained in this SECTION 2.13 shall require the Administrative Agent or any Lender to make available any of its tax returns (or any other information relating to its taxes which it deems to be confidential).

       2.14. FUNDING LOSS INDEMNIFICATION. If the Borrowers shall (a) repay, prepay or convert any LIBOR Loan or LIBOR Portion on any day other than the last day of an Interest Period therefor (whether a scheduled payment, an optional prepayment or conversion, a mandatory prepayment or conversion, a payment upon acceleration or otherwise), (b) fail to borrow any LIBOR Loan or LIBOR Portion for which a Notice of Borrowing has been delivered to the Administrative Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise) or (c) fail to convert any Revolving Loans into LIBOR Loans or any Portion of the Term Loan Borrowing into a LIBOR Portion in accordance with a Notice of Conversion delivered to the Administrative Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise), the Borrowers shall, within five (5) Business Days after demand by any Lender, reimburse such Lender for and hold such Lender harmless from all costs and losses incurred by such Lender as a result of such repayment, prepayment, conversion or failure. Each Borrower understands that such costs and losses may include, without limitation, losses incurred by a Lender as a result of funding and other contracts entered into by such Lender to fund a LIBOR Loan or LIBOR Portion. Each Lender demanding payment under this SECTION 2.14 shall deliver to the Borrowers, with a copy to the Administrative Agent, a certificate setting forth the amount of costs and losses for which demand is made, which certificate shall set forth in reasonable detail the calculation of the amount demanded. Such a certificate so delivered to the Borrowers shall be conclusive absent manifest error. The obligations of the Borrowers under this SECTION 2.14 shall survive the payment and performance of the Obligations and the termination of this Agreement.

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       2.15.  SECURITY.

              (a) SECURITY DOCUMENTS. The Obligations shall be secured by the Security Documents.

              (b) FURTHER ASSURANCES. Each Borrower shall deliver, and shall cause each Guarantor to deliver, to the Administrative Agent such additional mortgages, deeds of trust, security agreements, pledge agreements, lessor consents and estoppels (containing appropriate mortgagee and the Lender protection language) and other instruments, agreements, certificates, opinions and documents (including Uniform Commercial Code financing statements and fixture filings and landlord waivers) as the Administrative Agent may reasonably request to:

                     (i) Grant, perfect, maintain, protect and evidence security interests in favor of the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, in any or all present and future real and personal property of the Borrowers and the Guarantors prior to the Liens or other interests of any Person, except for Permitted Liens; and

                     (ii) Otherwise establish, maintain, protect and evidence the rights provided to the Administrative Agent, for the benefit of the Administrative Agents and the Lenders, pursuant to the Security Documents.

Each Borrower shall fully cooperate with the Administrative Agent and the Lenders and perform all additional acts reasonably requested by the Administrative Agent or any Lender to effect the purposes of this SECTION 2.15.

       2.16. REPLACEMENT OF THE LENDERS. If (a) any Lender shall become a Defaulting Lender more than one (1) time in a period of twelve (12) consecutive months, (b) any Lender shall continue as a Defaulting Lender for more than five
(5) Business Days at any time, (c) any Lender shall suspend its obligation to make or maintain LIBOR Loans or LIBOR Portions pursuant to SECTION 2.12(b) for a reason which is not applicable to any other Lender, (d) any Lender shall demand any payment under SECTION 2.12(c), 2.12(d) or 2.13(a) for a reason which is not applicable to any other Lender (unless all Lenders to which such reason is applicable are so replaced) or (e) any Borrower shall receive a notice from any applicable Governmental Authority that a Lender is no longer qualified or suitable to make Loans to such Borrower under the applicable Gaming Laws (and such Lender is notified by such Borrower and the Administrative Agent in writing of such disqualification), including because such Lender has been denied a license, qualification or finding of suitability or has failed to deliver information required under the applicable Gaming Laws, then the Administrative Agent may (or upon the written request of the Borrowers, shall) replace such Lender (the "AFFECTED LENDER"), or cause such affected Lender to be replaced, with another lender (the "REPLACEMENT LENDER") satisfying the requirements of an Assignee Lender under SECTION 8.05(c), by having the affected Lender sell and assign all of its rights and obligations under this Agreement and the other Credit Documents (including for purposes of this SECTION 2.16, participations in L/C Obligations and in Swing Line Loans) to the replacement Lender pursuant to
SECTION 8.05(c); PROVIDED, HOWEVER, that neither the Administrative Agent nor any Lender shall have any obligation to identify or locate a replacement Lender for the Borrowers. Upon receipt by any affected Lender of a written notice from the Administrative Agent stating that the Administrative Agent is exercising the

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replacement right set forth in this SECTION 2.16, such affected Lender shall sell and assign all of its rights and obligations under this Agreement and the other Credit Documents (including for purposes of this SECTION 2.16, participations in L/C Obligations and in Swing Line Loans) to the replacement Lender pursuant to an Assignment Agreement and SECTION 8.05(c) for a purchase price equal to the sum of the principal amount of the affected Lender's Loans so sold and assigned, all accrued and unpaid interest thereon and its ratable share of all fees to which it is entitled.

ARTICLE III. CONDITIONS PRECEDENT.

       3.01. INITIAL CONDITIONS PRECEDENT. The effectiveness of the amendment and restatement of the Existing Credit Agreement and the obligations of the Lenders to make the Loans comprising the initial Borrowing are subject to receipt by the Administrative Agent, on or prior to the Restatement Effective Date, of each item listed below, each in form and substance satisfactory to the Administrative Agent, and with sufficient copies for the Administrative Agent and each Lender:

              (a)    PRINCIPAL CREDIT DOCUMENTS.

                     (i) This Agreement, duly executed by each Borrower, each Lender and the Administrative Agent;

                     (ii) A Revolving Loan Note payable to each Lender requesting such a note, each duly executed by the Borrowers;

                     (iii) A Term Loan Note payable to each Lender requesting such a note, each duly executed by the Borrowers;

                     (iv) A Swing Line Note payable to the Swing Line Lender in the principal amount of the Swing Line Sublimit, duly executed by the Borrowers;

                     (v) Amendments to each of the Existing Assignments in form and substance satisfactory to the Administrative Agent, duly executed by each Loan Party which is a party to the Existing Assignments;

                     (vi) Amendments to each of the Existing Mortgages in form and substance satisfactory to the Administrative Agent, duly executed by each Loan Party which is a party to the Existing Mortgages;

                     (vii) Amendments to each of the Existing Security Agreements in form and substance satisfactory to the Administrative Agent, duly executed by each Loan Party which is a party to the Existing Security Agreements;

                     (viii) Amendments to each of the Existing Ship Mortgages in form and substance satisfactory to the Administrative Agent, duly executed by each Loan Party which is a party to the Existing Ship Mortgages;

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                     (ix)   Each of the Cash Collateral Pledge Agreement and an
amendment to the Trademark Security Agreement in form and substance satisfactory to the Administrative Agent, duly executed by each Loan Party which is a party thereto;

                     (x) An assignment of permits, contacts, rent and revenues in form and substance satisfactory to the Administrative Agent, duly executed by Empress Casino Joliet (the "JOLIET ASSIGNMENT");

                     (xi) A deed of trust or mortgage in form and substance satisfactory to the Administrative Agent covering the Joliet Real Property (the "JOLIET MORTGAGE"), duly executed by Empress Casino Joliet and appropriately notarized;

                     (xii) A pledge and security agreement in form and substance satisfactory to the Administrative Agent, duly executed by Empress Casino Joliet (the "JOLIET SECURITY AGREEMENT");

                     (xiii) Ship mortgages covering the Joliet Vessels, duly executed by Empress Casino Joliet (collectively, the "JOLIET SHIP MORTGAGES"); and

                     (xiv) The Environmental Certificate, duly executed by each Borrower.

              (b)    ORGANIZATIONAL DOCUMENTS.

                     (i) The certificate of incorporation, articles of incorporation, certificate of limited partnership, articles of organization or comparable document of each Borrower, certified as of a recent date prior to the Restatement Effective Date by the Secretary of State (or comparable official) of its jurisdiction of incorporation or formation;

                     (ii) A certificate of good standing (or comparable certificate) for each Borrower, certified as of a recent date prior to the Restatement Effective Date by the Secretary of State (or comparable official) of its jurisdiction of incorporation or formation;

                     (iii) A certificate of the Secretary or an Assistant Secretary of each Borrower, dated the Restatement Effective Date, certifying (a) that attached thereto is a true and correct copy of the bylaws, partnership agreement or limited liability company agreement of such Borrower as in effect on the Restatement Effective Date; (b) that attached thereto are true and correct copies of resolutions duly adopted by the board of directors or other governing body of such Borrower and continuing in effect, which authorize the execution, delivery and performance by such Borrower of this Agreement and the other Credit Documents executed or to be executed by such Borrower and the consummation of the transactions contemplated hereby and thereby; and (c) that there are no proceedings for the dissolution or liquidation of such Borrower;

                     (iv) A certificate of the Secretary or an Assistant Secretary of each Borrower, dated the Restatement Effective Date, certifying the incumbency, signatures and authority of the officers of such Borrower authorized to execute, deliver and perform this Agreement, the other Credit Documents and all other documents, instruments or agreements related thereto executed or to be executed by such Borrower; and

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                     (v)    Certificates of good standing (or comparable
certificates) for each Borrower, certified as of a recent date prior to the Restatement Effective Date by the Secretary of State (or comparable official) of each state in which such Borrower is qualified to do business.

              (c)    FINANCIAL STATEMENTS, FINANCIAL CONDITION, ETC.

                     (i) A copy of the unaudited Financial Statements of Argosy and its Subsidiaries for the fiscal quarter ended March 31, 2001 and for the fiscal year to such date (prepared on a consolidated and consolidating basis), certified by the chief financial officer of Argosy to present fairly the financial condition, results of operations and other information reflected therein and to have been prepared in accordance with GAAP (subject to normal year-end audit adjustments);

                     (ii) A copy of the audited consolidated Financial Statements of Argosy and its Subsidiaries for the fiscal year ended December 31, 2000, prepared by Ernst & Young LLP and a copy of the opinion delivered by such accountants in connection with such Financial Statements;

                     (iii) A copy of the 10-Q report filed by Argosy with the Securities and Exchange Commission for the quarter ended March 31, 2001;

                     (iv) A copy of the 10-K report filed by Argosy with the Securities and Exchange Commission for the fiscal year ended December 31, 2000;

                     (v) A pro forma balance sheet of Argosy dated the Restatement Effective Date (which incorporates all preclosing adjustments) based upon the balance sheet of Argosy and its Subsidiaries for the fiscal quarter ended March 31, 2001, reflecting the consummation of the transactions contemplated by the Merger Agreement and the Credit Documents on the Restatement Effective Date (including (a) the initial Borrowings on the Restatement Effective Date, (b) the consummation of the Acquisition and (c) the incurrence of the Indebtedness evidenced by the New Subordinated Notes), certified by the chief financial officer of Argosy as having been prepared based upon reasonable assumptions and in good faith; and

                     (vi) Such other financial, business and other information regarding Argosy or any of its Subsidiaries as the Administrative Agent may reasonably request, including information as to possible contingent liabilities, tax matters, environmental matters and obligations for employee benefits compensation.

              (d)    COLLATERAL DOCUMENTS.

                     (i) Such Uniform Commercial Code financing statements and fixture filings (appropriately completed and executed) for filing in such jurisdictions as the Administrative Agent may request to perfect the Liens granted to the Administrative Agent in this Agreement, the Security Documents and the other Credit Documents;

                     (ii) Such Uniform Commercial Code termination statements (appropriately completed and executed) for filing in such jurisdictions as the Administrative

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Agent may request to terminate any financing statement evidencing
Liens of other Persons in the Collateral which are prior to the Liens granted to the Administrative Agent in this Agreement, the Security Documents and the other Credit Documents, except for any such prior Liens which are expressly permitted by this Agreement to be prior;

                     (iii) Uniform Commercial Code search certificates from the jurisdictions in which Uniform Commercial Code financing statements are to be filed pursuant to SUBSECTION (d)(i) above reflecting no other financing statements or filings which evidence Liens of other Persons in the Collateral which are prior to the Liens granted to the Administrative Agent in this Agreement, the Security Documents and the other Credit Documents, except for any such prior Liens (a) which are expressly permitted by this Agreement to be prior or (b) for which the Administrative Agent has received a termination statement pursuant to SUBSECTION (d)(ii) above;

                     (iv) The stock certificates representing all of the outstanding capital stock of Empress Casino Joliet and each other Loan Party pledged to the Administrative Agent pursuant to the Security Documents and existing on the Restatement Effective Date, together with undated stock powers duly executed by the appropriate Loan Party in blank and attached thereto;

                     (v) Appropriate documents for filing with the United States Patent and Trademark Office and all other filings necessary to perfect the security interests granted to the Administrative Agent by the Security Documents, all appropriately completed and duly executed by each Loan Party and, where appropriate, notarized;

                     (vi) An ALTA standard coverage Lender's policy of title insurance (or a commitment therefor) insuring the validity and priority of the Joliet Mortgage (subject only to such exceptions as the Administrative Agent may approve), in such amounts and with such endorsements as the Administrative Agent may require, issued by a title insurer acceptable to the Administrative Agent, together with such policies of co-insurance or re-insurance (or commitments therefor) as the Administrative Agent may require;

                     (vii) A survey of all real property owned by Empress Casino Joliet;

                     (viii) Each title policy insuring the Administrative Agent's Lien on the real property subject to the Existing Mortgages shall be endorsed with CLTA Form 110.5 or other appropriate endorsements including, without limitation, revised tie-in endorsements, for the purpose of assuring continuing coverage of the Credit Documents insured thereunder, together with such policies of co-insurance or re-insurance (or commitments therefor) as the Administrative Agent may require;

                     (ix) Preliminary title reports or lot book guarantees issued by a title insurer acceptable to the Administrative Agent with respect to the Joliet Real Property;

                     (x) Environmental reports and assessments satisfactory to the Administrative Agent issued by environmental consultants acceptable to the Administrative Agents with respect to the with respect to the Joliet Real Property;

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                     (xi)   An officer's certificate of the Borrowers certifying
that each Loan Party possess all material environmental permits necessary for the conduct of their businesses, together with copies of all such permits;

                     (xii)  An abstract of title for each Vessel;

                     (xiii) Such documentation as the Administrative Agent may reasonably request to release the Intercompany Baton Rouge Mortgage, duly executed by the relevant Loan Party and appropriately notarized;

                     (xiv) Such other documents, instruments and agreements as the Administrative Agent may reasonably request to establish and perfect the Liens granted in this Agreement, the Security Documents and the other Credit Documents; and

                     (xv) Such other evidence as the Administrative Agent may request to establish that the Liens granted in this Agreement, the Security Documents and the other Credit Documents are perfected and prior to the Liens of other Persons in the Collateral, except for any Permitted Liens.

              (e) OPINIONS. Favorable written opinions from each of the following counsel for the Loan Parties, each dated the Restatement Effective Date, addressed to the Administrative Agent for the benefit of the Administrative Agent and the Lenders, covering such legal matters as the Administrative Agent may reasonably request and otherwise in form and substance satisfactory to the Administrative Agent:

                     (i)    Winston & Strawn, special counsel for the Loan
Parties;

                     (ii) Barnes and Thornburg, Indiana counsel for the Loan Parties;

                     (iii) Nyemaster, Goode, Voigts, West, Hansell & O'Brien, Iowa counsel for the Loan Parties;

                     (iv) Taylor, Porter, Brooks & Phillips, LLP, Louisiana counsel for the Loan Parties;

                     (v) Brantley & Associates, Louisiana regulatory counsel for the Loan Parties;

                     (vi) Shook, Hardy & Bacon, LLP, Missouri counsel for the Loan Parties; and

                     (vii) Terriberry, Carroll & Yancey, LLP, maritime counsel for the Loan Parties.

              (f)    OTHER ITEMS.

                     (i) A duly completed and timely delivered Notice of Revolving Loan Borrowing;

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                     (ii)   Original certificates of insurance, loss payable and
mortgagee endorsements naming the Administrative Agent as mortgagee, loss payee and additional insured, as required by SECTION 5.01(d) of this Agreement;

                     (iii) Evidence that there shall not have occurred since December 31, 2000 any event or circumstance that has resulted or could reasonably be expected to result in a material adverse effect on the condition (financial or otherwise), business, operations, assets (including the Empress Casino) or properties of (A) Argosy and its Subsidiaries (taken as a whole) or
(B) Empress Casino Joliet;

                     (iv) Evidence that Argosy shall have issued the New Subordinated Notes;

                     (v) A copy of the indenture (including the form of note) and other documents, agreements and instruments, related to the New Subordinated Notes, together with all amendments and indentures supplemental thereto through the Restatement Effective Date;

                     (vi) Copies of all filings made by Argosy with the Securities and Exchange Commission in connection with the New Subordinated Notes, together with all exhibits and all amendments thereto through the Restatement Effective Date;

                     (vii) Evidence that (x) the Indebtedness outstanding hereunder on the Restatement Effective Date (after giving effect to all Loans to be incurred on such date) shall be permitted under (1) either Section 4.07(a)(i) of the Senior Subordinated Indenture or the interest coverage ratio test set forth in the first paragraph of Section 4.07(a) of the Senior Subordinated Indenture and (2) Section 4.07(a)(i) of the New Subordinated Indenture and (y) all actions necessary for the Loans hereunder to constitute "Designated Senior Indebtedness" under, and as defined in, the Senior Subordinated Indenture shall have been taken and that all actions necessary for the Loans hereunder to constitute "Designated Senior Indebtedness" under, and as defined in, the New Subordinated Indenture shall have been taken;

                     (viii) Evidence that no material disruption of or a material adverse change in conditions in the financial, banking or capital markets shall have occurred which Wells Fargo, in its sole discretion, deems material in connection with its ability to syndicate the Commitments and the Loans;

                     (ix) Evidence that there shall not exist (A) any order, decree, judgment, ruling or injunction which restrains the consummation of the Acquisition in the manner contemplated by the Merger Agreement; or (B) any pending or threatened action, suit, investigation or proceeding, which, if adversely determined, could materially and adversely affect the Loan Parties (including Empress Casino Joliet and its Subsidiaries), any transaction contemplated hereby or the ability of any Loan Party to perform its obligations under the Credit Documents or the ability of the Lenders to exercise their rights thereunder, other than (1) the McGowan Lawsuit and (2) any litigation arising from a prior lending relationship between any Lender and Empress Entertainment, Inc. or Horseshoe Gaming Holding Corp.;

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                     (x)    A certificate of the President or Chief Financial
Officer of the Borrowers, addressed to the Administrative Agent and dated the Restatement Effective Date, certifying that:

                            (A) The representations and warranties set forth in
ARTICLE IV and in the other Credit Documents are true and correct in all material respects as of such date (except for such representations and warranties made as of a specified date, which shall be true as of such date); and

                            (B) No Default has occurred and is continuing as of
such date.

                     (xi) The Borrowers shall have paid all interest, fees and expenses payable to the Administrative Agent and the Lenders on or prior to the Restatement Effective Date (including (A) all interest, fees and expenses accrued under the Existing Credit Agreement through the Restatement Effective Date and (B) all fees payable to the Administrative Agent pursuant to the Administrative Agent's Fee Letter);

                     (xii) The Borrowers shall have paid all fees and expenses of counsel to the Administrative Agent through the Restatement Effective Date;

                     (xiii) A copy of the Merger Agreement (including all exhibits, appendices, schedules, annexes and attachments thereto and amendments thereof), duly executed by each party thereto, and a copy of each agreement, certificate, opinion of counsel and other material writing delivered by or on behalf of each party to the Merger Agreement in connection with the closing of the Acquisition, with a letter from the Person delivering such writing authorizing reliance thereon by the Administrative Agent and the Lenders in the case of opinions of counsel;

                     (xiv) Evidence satisfactory to the Administrative Agent that all conditions precedent to the Acquisition under the Merger Agreement shall have been satisfied and that the closing of the Acquisition and the Effective Time (as defined in Section 1.03 of the Merger Agreement) will occur concurrently with the initial extension of credit hereunder in accordance with the Merger Agreement and applicable law for an aggregate purchase price not exceeding $465,000,000 plus any adjustments made pursuant to the Merger Agreement (without giving effect to any amendments or other modifications of the Merger Agreement which have not been approved by the Administrative Agent);

                     (xv) Evidence that each Loan Party shall have obtained all Governmental Authorizations and all consents of other Persons, in each case that are necessary or advisable to have been obtained prior to the Restatement Effective Date in connection with the Acquisition, the transactions herein and the continued operation of the business conducted by the Loan Parties in substantially the same manner as conducted prior to the Restatement Effective Date. Each such Governmental Authorization or consent shall be in full force and effect, except in a case where the failure to obtain or maintain a Governmental Authorization or consent, either individually or in the aggregate, should not reasonably be expected to have a Material Adverse Effect. All applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse

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conditions on the Acquisition, the transactions contemplated by the Credit
Documents or the financing thereof. No action, request for stay, petition for review or rehearing, reconsideration, or appeal with respect to any of the foregoing shall be pending, and the time for any applicable Governmental Authority to take action to set aside its consent on its own motion shall have expired;

                     (xvi) A certificate of the chief financial officer or treasurer of the Borrowers which sets forth the calculation of the Total Funded Debt to EBITDA Ratio as of the Restatement Effective Date, after giving effect to the consummation of the Acquisition on a pro forma basis;

                     (xvii) Copies of the Transfer Agreement and each document and instrument delivered in connection therewith, in each case duly executed by each party thereto; and

                    (xviii) Such other evidence as the Administrative Agent or any Lender may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Agreement and the other Credit Documents.

       3.02. CONDITIONS PRECEDENT TO EACH CREDIT EVENT. The occurrence of each Credit Event (including the initial Borrowing) is subject to the further conditions that:

              (a) Each Borrower shall have delivered to the Administrative Agent and, if applicable, the L/C Issuer or the Swing Line Lender, the Notice of Borrowing, Letter of Credit Application, Notice of Conversion or Notice of Interest Period Selection, as the case may be, for such Credit Event in accordance with this Agreement; and

              (b) On the date such Credit Event is to occur and after giving effect to such Credit Event, the following shall be true and correct:

                     (i) The representations and warranties of the Loan Parties set forth in ARTICLE IV and in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

                     (ii) No Default has occurred and is continuing or will result from such Credit Event; and

                     (iii) All of the Credit Documents are in full force and effect.

              (c) With respect to each Credit Event, the Indebtedness outstanding hereunder on the date of such Credit Event (after giving effect to the incurrence and funding of the Indebtedness in respect of such Credit Event) shall be permitted under either Section 4.07(a)(i) of the Senior Subordinated Indenture or the interest coverage ratio test set forth in the first paragraph of Section 4.07(a) of the Senior Subordinated Indenture and the Borrowers shall have delivered to the Administrative Agent an officer's certificate demonstrating compliance with such section.

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       The submission by each Borrower to the Administrative Agent of each
Notice of Borrowing, each Letter of Credit Application, each Notice of Conversion (other than a notice for a conversion to a Base Rate Loan or a Base Rate Portion) and each Notice of Interest Period Selection shall be deemed to be a representation and warranty by such Borrower that each of the statements set forth above in this SECTION 3.02(b) is true and correct as of the date of such notice.

       3.03. COVENANT TO DELIVER. Each Borrower agrees (not as a condition but as a covenant) to deliver to the Administrative Agent each item required to be delivered to the Administrative Agent as a condition to the occurrence of any Credit Event if such Credit Event occurs. Each Borrower expressly agrees that the occurrence of any such Credit Event prior to the receipt by the Administrative Agent of any such item shall not constitute a waiver by the Administrative Agent or any Lender of such Borrowers' obligation to deliver such item.

ARTICLE IV. REPRESENTATIONS AND WARRANTIES.

       4.01. BORROWERS' REPRESENTATIONS AND WARRANTIES. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, each Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

              (a) DUE INCORPORATION, QUALIFICATION, ETC. Each Loan Party (i) is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation, partnership or limited liability company, as applicable, in each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license and where the failure to be so qualified or licensed is reasonably likely to have a Material Adverse Effect.

              (b) AUTHORITY. The execution, delivery and performance by each Loan Party of each Credit Document executed, or to be executed, by such Loan Party and the consummation of the transactions contemplated thereby (i) are within the power of such Loan Party and (ii) have been duly authorized by all necessary actions on the part of such Loan Party.

              (c) ENFORCEABILITY. Each Credit Document executed, or to be executed, by each Loan Party has been, or will be, duly executed and delivered by such Loan Party and constitutes, or will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

              (d) NON-CONTRAVENTION. The execution and delivery by each Loan Party of the Credit Documents executed by such Loan Party and the performance and consummation of the transactions contemplated thereby do not (i) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any Contractual Obligation of such Loan Party, where such breach or violation could reasonably be expected to result in a Material Adverse Effect;
(ii) result in the

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creation or imposition of any Lien (or the obligation to create or impose any
Lien) upon any property, asset or revenue of such Loan Party (except such Liens as may be created in favor of the Administrative Agent for the benefit of itself and the Lenders pursuant to this Agreement or the other Credit Documents) or
(iii) violate any provision of any existing law, rule, regulation, order, writ, injunction or decree of any court or Governmental Authority to which it is subject, where such breach could reasonably be expected to result in a Material Adverse Effect.

              (e)    APPROVALS.

                     (i) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including the shareholders of any Person) is required in connection with the execution and delivery of the Credit Documents executed by any Loan Party or the performance or consummation of the transactions contemplated thereby, except for those which have been made or obtained and are in full force and effect.

                     (ii) The execution, delivery and performance by the Loan Parties of the Credit Documents to which they are parties and the consummation of the transactions contemplated by the Credit Documents do not and will not result in any License Revocation.

                     (iii) All Gaming Licenses and other Governmental Authorizations have been duly obtained and are in full force and effect without any known conflict with the rights of others and, other than the terms of the Transfer Agreement, free from any unduly burdensome restrictions, except where any such failure to obtain such Gaming Licenses or Governmental Authorizations or any such conflict or restriction could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. None of the Loan Parties has received any written notice or other written communications from any Gaming Authority or other Governmental Authority regarding (A) any revocation, withdrawal, suspension, termination or modification of, or the imposition of any material conditions with respect to, any Gaming License, or
(B) any other limitations on the conduct of business by any Loan Party, except where any such revocation, withdrawal, suspension, termination, modification, imposition or limitation could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

                     (iv)   No Governmental Authorization is required for either
(x) the pledge or grant by any Loan Party of the Liens purported to be created in favor of the Administrative Agent in connection herewith or any other Credit Document or (y) the exercise by Administrative Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created pursuant to any of the Security Documents or created or provided for by any Governmental
Rule), except for (1) such Governmental Authorizations that have been obtained and are in full force and effect and fully disclosed to Administrative Agent in writing, (2) filings or recordings contemplated in connection with this Agreement or any Security Document and (3) those which may be required by Gaming Laws in connection with the foreclosure and disposition of any Equity Securities pledged under the Security Documents.

              (f) NO VIOLATION OR DEFAULT. No Loan Party is in violation of or in default with respect to (i) any Requirement of Law applicable to such Person or (ii) any Contractual

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Obligation of such Person (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), where, in each case, such violation or default is reasonably likely to have a Material Adverse Effect. Without limiting the generality of the foregoing, no Loan Party (A) has violated any Environmental Laws, (B) has any liability under any Environmental Laws or
(C) has received notice or other communication of an investigation or is under investigation by any Governmental Authority having authority to enforce Environmental Laws, where such violation, liability or investigation is reasonably likely to have a Material Adverse Effect. No Default has occurred and is continuing.

              (g) LITIGATION. Except as set forth in SCHEDULE 4.01(g), to the actual knowledge of the Borrowers, no actions (including derivative actions), suits, proceedings or investigations are pending or threatened against any Loan Party at law or in equity in any court or before any other Governmental Authority which (i) could reasonably be expected to have a Material Adverse Effect or (ii) seek to enjoin, either directly or indirectly, the execution, delivery or performance by any Loan Party of the Credit Documents or the transactions contemplated thereby.

              (h) TITLE; POSSESSION UNDER LEASES; INTERCOMPANY NOTES. The Loan Parties own and have good and marketable title, or a valid leasehold interest in, all their respective properties and assets as reflected in the most recent Financial Statements delivered to the Administrative Agent (except those assets and properties disposed of in the ordinary course of business or otherwise in compliance with this Agreement since the date of such Financial Statements) and all respective assets and properties acquired by the Loan Parties since such date (except those disposed of in the ordinary course of business or otherwise in compliance with this Agreement). Such assets and properties are subject to no Lien, except for Permitted Liens. Each of the Loan Parties has complied with all material obligations under all material leases to which it is a party and enjoys peaceful and undisturbed possession under such leases. SCHEDULE 4.01(h) sets forth the names of the payor, payee, face amount and unpaid principal balance (as of the Restatement Effective Date) of each of the Intercompany Notes.

              (i) FINANCIAL STATEMENTS. The Financial Statements of the Loan Parties which have been delivered to the Administrative Agent, (i) are in accordance with the books and records of the Loan Parties, which have been maintained in accordance with good business practice; (ii) have been prepared in conformity with GAAP subject, in the case of any unaudited Financial Statements, to normal year-end audit adjustments and the absence of footnotes thereto; and
(iii) fairly present in all material respects the financial conditions and results of operations of the Loan Parties as of the date thereof and for the period covered thereby. No Loan Party has any Contingent Obligations, liability for taxes or other outstanding obligations which, in any such case, are material in the aggregate, except as disclosed in the audited Financial Statements dated December 31, 2000, furnished by Argosy to the Administrative Agent prior to the date hereof, or in the Financial Statements delivered to the Administrative Agent pursuant to clause (i) or (ii) of SECTION 5.01(a).

              (j) CREATION, PERFECTION AND PRIORITY OF LIENS. As of the Restatement Effective Date, (i) the execution and delivery of the Security Documents by the Loan Parties, together with (A) the filing of any Uniform Commercial Code financing statements and the recording of the U.S. Patent and Trademark Office filings delivered to the Administrative Agent

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for filing and recording, respectively (but not yet filed or recorded), and the recording of any mortgages or ship mortgages and amendments to existing mortgages and ship mortgages delivered to the Administrative Agent for recording (but not yet recorded), (B) the delivery to the Administrative Agent of any Equity Securities not delivered to the Administrative Agent at the time of execution and delivery of the applicable Security Document (all of which Equity Securities have been so delivered) and (C) the registration of unregistered copyrights in the U.S. Copyright Office and the recording of evidence of the security interest against such registrations herein, are effective to create in favor of the Administrative Agent for the benefit of itself and the Lenders, as security for the Obligations, a valid and perfected first priority Lien on all of the Collateral as of the Restatement Effective Date (subject only to Permitted Liens), and (ii) all filings and other actions necessary or desirable to perfect and maintain the perfection and first priority status of such Liens have been duly made or taken and remain in full force and effect, other than (A) the filing of any Uniform Commercial Code financing statements and U.S. Patent and Trademark Office filings delivered to the Administrative Agent for filing (but not yet filed), (B) the recording of any mortgages and ship mortgages and amendments to existing mortgages and ship mortgages delivered to the Administrative Agent for recording (but not yet recorded) and (C) the registration of unregistered copyrights in the U.S. Copyright Office and the recording of evidence of the security interest against such registrations created by the Security Documents.

              (k) NO AGREEMENTS TO SELL ASSETS; ETC. No Loan Party has any legal obligation, absolute or contingent, to any Person to sell the assets of any Loan Party (except as permitted by SECTION 5.02(c)), or to effect any merger, consolidation or other reorganization of any Loan Party (except as permitted by Section 5.02(d)) or to enter into any agreement with respect thereto except the Transfer Agreement and the documents and instruments delivered in connection therewith.

              (l)    EMPLOYEE BENEFIT PLANS.

                     (i) Based upon the latest valuation of each Employee Benefit Plan that any Borrower or any ERISA Affiliate maintains or contributes to, or has any obligation under (which occurred within twelve months of the date of this representation), the aggregate benefit liabilities of such plan within the meaning of Section 4001 of ERISA did not exceed the aggregate value of the assets of such plan by more than $5,000,000. Neither any Borrower nor any ERISA Affiliate has any liability with respect to any post-retirement benefit under any Employee Benefit Plan which is a welfare plan (as defined in section 3(1) of ERISA), other than liability for health plan continuation coverage described in
Part 6 of Title I(B) of ERISA, which liability for health plan contribution coverage is not reasonably likely to have a Material Adverse Effect.

                     (ii) Each Employee Benefit Plan complies, in both form and operation, in all material respects, with its terms, ERISA and the IRC, and no condition exists or event has occurred with respect to any such plan which would result in the incurrence by any Borrower or ERISA Affiliate of any material liability, fine or penalty. Each Employee Benefit Plan, related trust agreement, arrangement and commitment of any Borrower or any ERISA Affiliate is legally valid and binding and in full force and effect. No Employee Benefit Plan is being audited or investigated by any government agency or is subject to any pending or, to any Borrower's knowledge, threatened claim or suit. None of the Borrowers and the ERISA Affiliates nor any

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fiduciary of any Employee Benefit Plan has engaged in a prohibited transaction under section 406 of ERISA or section 4975 of the IRC.

                     (iii) Except as set forth on SCHEDULE 4.01(l), none of the Borrowers and the ERISA Affiliates contributes to or has any material contingent obligations to any Multiemployer Plan. None of the Borrowers and the ERISA Affiliates has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under Section 4201 of ERISA or as a result of a sale of assets described in Section 4204 of ERISA. None of the Borrowers and the ERISA Affiliates has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of Section 4241 or Section 4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under
Section 4041A of ERISA.

              (m) OTHER REGULATIONS. No Loan Party is subject to regulation under the Investment Company Act of 1940, the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or to any other Governmental Rule limiting its ability to incur indebtedness, other than applicable provisions of Gaming Laws.

              (n) PATENT AND OTHER RIGHTS. The Loan Parties own, license or otherwise have the full right to use, under validly existing agreements, all material patents, licenses, trademarks, trade names, trade secrets, service marks, copyrights and all rights with respect thereto, which are required to conduct their businesses as now conducted, except where the failure to own, license or otherwise have the full right to use could not reasonably be expected to result in a Material Adverse Effect. Each of the patents, trademarks, trade names, service marks and copyrights owned by any Loan Party which is registered with any Governmental Authority is set forth on SCHEDULE 4.01(n).

              (o) GOVERNMENTAL CHARGES. The Loan Parties have filed or caused to be filed all federal and other material tax returns which are required to be filed by them. The Loan Parties have paid, or made provision for the payment of, all material taxes and other material Governmental Charges which have or may have become due pursuant to said returns or otherwise, except such Governmental Charges, if any, which are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been provided.

              (p) MARGIN STOCK. No Borrower owns any Margin Stock which, in the aggregate, would constitute a substantial part of the assets of such Borrower, and no proceeds of any Loan will be used to purchase or carry, directly or indirectly, any Margin Stock or to extend credit, directly or indirectly, to any Person for the purpose of purchasing or carrying any Margin Stock.

              (q) SUBSIDIARIES, ETC. SCHEDULE 4.01(q) (as supplemented by the Borrowers quarterly in a written notice to the Administrative Agent) sets forth each of the Subsidiaries of Argosy, whether such Subsidiary is a Restricted Subsidiary or an Unrestricted Subsidiaries, its jurisdiction of organization, the classes of its Equity Securities, the number of shares of each such class issued and outstanding, the percentages of shares of each such class owned by each

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holder thereof and a description of each New Venture owned in whole or part by each such Subsidiary.

              (r) SOLVENCY, ETC. Each of the Loan Parties is Solvent and, after the execution and delivery of the Credit Documents and the consummation of the transactions contemplated thereby, will be Solvent.

              (s) CATASTROPHIC EVENTS. None of the Loan Parties and none of their properties is subject to the effects of any fire, explosion, accident, drought, storm, hail, earthquake, embargo, act of God or other casualty that is reasonably likely to have a Material Adverse Effect.

              (t) LABOR MATTERS. Except as set forth in SCHEDULE 4.01(t), (i) there are no disputes presently subject to grievance procedure, arbitration or litigation under any of the collective bargaining agreements, employment contracts or employee welfare or incentive plans to which any Loan Party is a party and (ii) there are no strikes, lockouts, work stoppages or slowdowns, or, to the knowledge of the Borrowers, jurisdictional disputes or organizing activities occurring or threatened. None of the events or circumstances described in SCHEDULE 4.01(t), alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

              (u) BURDENSOME CONTRACTUAL OBLIGATIONS, ETC. None of the Loan Parties and none of their properties is subject to any Contractual Obligation or Requirement of Law which is reasonably likely to have a Material Adverse Effect except the Transfer Agreement and the documents and instruments delivered in connection therewith.

              (v) NO MATERIAL ADVERSE EFFECT. Since December 31, 2000, no event has occurred and no condition exists which is reasonably likely to have a Material Adverse Effect.

              (w) ACCURACY OF INFORMATION FURNISHED. The Credit Documents and the other certificates, statements and information (excluding projections) furnished by the Loan Parties to the Administrative Agent and the Lenders in connection with the Credit Documents and the transactions contemplated thereby, taken as a whole, do not contain any untrue statement of a material fact and do not omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All projections furnished by the Loan Parties to the Administrative Agent and the Lenders in connection with the Credit Documents and the transactions contemplated thereby have been based upon reasonable assumptions and represent, as of their respective dates of presentations, the Loan Parties' best estimates of the future performance of the Loan Parties.

              (x) BROKERAGE COMMISSIONS. No person is entitled to receive any brokerage commission, finder's fee or similar fee or payment in connection with the extensions of credit contemplated by this Credit Agreement as a result of any agreement entered into by the Borrowers. No brokerage or other fee, commission or compensation is to be paid by the Lenders with respect to the extensions of credit contemplated hereby as a result of any agreement entered into by the Borrowers.

              (y)    SUBORDINATED INDENTURES.

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                     (i)    The Borrowers are permitted under the Senior
Subordinated Indenture and the New Subordinated Indenture to incur and maintain the Loans and other extensions of credit under the Credit Documents in an aggregate amount of up to the Total Commitment.

                     (ii) All of the Term Loans have been incurred under (A) either Section 4.07(a)(i) of the Senior Subordinated Indenture or the interest coverage ratio test set forth in first paragraph of Section 4.07(a) of the Senior Subordinated Indenture and (B) Section 4.07(a)(i) of the New Subordinated Indenture.

              (z) POLICIES OF INSURANCE. SCHEDULE 4.01(z) sets forth a true and complete listing of all insurance maintained by the Loan Parties as of the Restatement Effective Date. Such insurance has not been terminated and is in full force and effect, and each of the Loan Parties has taken all action required to be taken as of the date of this Agreement to keep unimpaired its rights thereunder.

              (aa) CONTINGENT OBLIGATIONS. As of the Restatement Effective Date, no Borrower has incurred any material Contingent Obligations (without limiting the generality of the foregoing, any Contingent Obligation in excess of $1,000,000.00 shall be deemed material) other than the Contingent Obligations described on SCHEDULE 4.01(aa).

              (bb) MERGER. Upon or prior to giving effect to the transactions contemplated on the Restatement Effective Date, (i) Joliet Acquisition will have been merged with and into Empress Casino Joliet, with Empress Casino Joliet as the surviving corporation and (ii) Empress Casino Joliet will have assumed all of the obligations of Joliet Acquisition by operation of law.

ARTICLE V. COVENANTS.

       5.01. AFFIRMATIVE COVENANTS. Until the termination of this Agreement and the satisfaction in full by the Borrowers of all Obligations, each Borrower will comply, and will cause compliance, with the following affirmative covenants, unless the Required Lenders shall otherwise consent in writing:

              (a) FINANCIAL STATEMENTS, REPORTS, ETC. The Borrowers shall furnish to the Administrative Agent, with sufficient copies for each Lender, the following, each in such form and such detail as the Administrative Agent or the Required Lenders shall reasonably request:

                     (i) As soon as available and in no event later than forty-five (45) days after the last day of each of the first three fiscal quarters of each fiscal year of Argosy, a copy of the Financial Statements of Argosy and its Subsidiaries prepared on a consolidated basis for such quarter and for the fiscal year to date, certified by the president or chief financial officer of Argosy to present fairly in all material respects the financial condition, results of operations and other information reflected therein and to have been prepared in accordance with GAAP (subject to normal year-end audit adjustments);

                     (ii) As soon as available and in no event later than one hundred, twenty (120) days after the close of each fiscal year of Argosy, (A) copies of the audited Financial Statements of Argosy and its Subsidiaries prepared on a consolidated basis for such

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year, audited by independent certified public accountants of recognized national standing acceptable to the Administrative Agent, (B) copies of the unqualified opinions (or qualified opinions reasonably acceptable to the Administrative Agent) and, to the extent delivered, management letters delivered by such accountants in connection with all such Financial Statements and (C) certificates of such accountants to the Administrative Agent stating that in making the examination necessary for their opinion they have reviewed this Agreement and have obtained no knowledge of any Default which has occurred and is continuing, or if, in the opinion of such accountants, a Default has occurred and is continuing, a statement as to the nature thereof;

                     (iii) Contemporaneously with the quarterly and year-end Financial Statements required by the foregoing clauses (i) and (ii), a compliance certificate of the president or chief financial officer or treasurer of Argosy (a "COMPLIANCE CERTIFICATE") which (A) states that no Default has occurred and is continuing, or, if any such Default has occurred and is continuing, a statement as to the nature thereof and what action the Borrowers propose to take with respect thereto; (B) sets forth, for the quarter or year covered by such Financial Statements or as of the last day of such quarter or year (as the case may be), the calculation of the financial ratios and tests provided in SECTION 5.03;

                     (iv) As soon as available and in no event later than forty-five (45) days after the last day of each fiscal quarter of Argosy, a certificate of the chief financial officer or treasurer of Argosy (a "PRICING CERTIFICATE") which sets forth the calculation of the Total Funded Debt to EBITDA Ratio as of such date;

                     (v)    As soon as possible and in no event later than five
(5) Business Days after any officer of any Loan Party knows of the occurrence or existence of (A) any Reportable Event under any Employee Benefit Plan or Multiemployer Plan, (B) any actual or threatened litigation, suits, claims or disputes against any Loan Party involving potential monetary damages payable by any Loan Party of $10,000,000 or more (alone or in the aggregate), (C) any other event or condition which is reasonably likely to have a Material Adverse Effect, or (D) any Default, the statement of the president or chief financial officer or treasurer of Argosy setting forth details of such event, condition or Default and the action which Argosy proposes to take with respect thereto;

                     (vi) If requested by the Administrative Agent or any Lender, as soon as available and in no event later than five (5) Business Days after they are sent, made available or filed, copies of (A) all registration statements and reports filed by Argosy or any of its Subsidiaries with any securities exchange or the United States Securities and Exchange Commission (including all 10-Q, 10-K and 8-Q reports), (B) all reports, proxy statements and financial statements sent or made available by Argosy or any of its Subsidiaries to its security holders, and (C) all press releases and other similar public announcements concerning any material developments in the business of Argosy or any of its Subsidiaries made available by Argosy or any of its Subsidiaries to the public generally;

                     (vii) As soon as available, and in any event not later than forty-five (45) days after the commencement of each fiscal year of Argosy, the budget and projected financial statements of the Loan Parties for such fiscal year, including, in each case, projected balance

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sheets, statements of income and retained earnings and statements of cash flow of the Loan Parties, all in reasonable detail and in any event to include projected Capital Expenditures and quarterly projections of the Borrowers' compliance with each of the covenants set forth in SECTION 5.03 of this Agreement;

                     (viii) As soon as possible and in no event later than ten
(10) days prior to the acquisition by any Loan Party of any leasehold or ownership interest in real property with a fair market value of $10,000,000 or more, a written supplement to SCHEDULE 4.01(h);

                     (ix)   As soon as possible and in no event later than five
(5) Business Days after the receipt thereof by Argosy or any of its Subsidiaries, copies of any and all material notices and other material adverse communications from any Governmental Authority with respect to any Loan Party or any Gaming Facility and promptly upon the request of the Administrative Agent or any Lender, copies of any and all periodic or special reports filed by any Loan Party with any Gaming Authority or other Governmental Authority with respect to any Gaming Facility;

                     (x)    As soon as possible and in no event later than five
(5) Business Days after the receipt thereof by Argosy or any of its Subsidiaries, a copy of any notice, summons, citations or other written communications concerning any actual, alleged, suspected or threatened material violation of any Environmental Law, or any material liability of Argosy or any of its Subsidiaries for Environmental Damages; and

                     (xi) Such other instruments, agreements, certificates, opinions, statements, documents and information relating to the operations or condition (financial or otherwise) of Argosy or its Subsidiaries, and compliance by the Borrowers with the terms of this Agreement and the other Credit Documents as the Administrative Agent or any Lender may from time to time reasonably request.

              (b) BOOKS AND RECORDS. The Loan Parties shall at all times keep proper books of record and account in which full, true and correct entries will be made of their transactions in accordance with GAAP.

              (c) INSPECTIONS. The Loan Parties shall permit the Administrative Agent and each Lender, or any agent or representative thereof, upon reasonable notice and during normal business hours, to visit and inspect any of the properties and offices of the Loan Parties, to conduct audits of any or all of the Collateral at Argosy's expense, to examine the books and records of the Loan Parties and make copies thereof, and to discuss the affairs, finances and business of the Loan Parties with, and to be advised as to the same by, their officers, auditors and accountants, all at such times and intervals as the Administrative Agent or any Lender may reasonably request.

              (d)    INSURANCE. The Loan Parties shall:

                     (i) Carry and maintain insurance during the term of this Agreement of the types and in the amounts customarily carried from time to time by others engaged in substantially the same business as such Person and operating in the same geographic area as such

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Person, including, but not limited to, fire, public liability, property damage and worker's compensation;

                     (ii) Furnish to each Lender, upon written request, full information as to the insurance carried;

                     (iii) Carry and maintain each policy for such insurance with (A) a company which is rated A or better by A.M. Best and Company at the time such policy is placed and at the time of each annual renewal thereof or (B) any other insurer which is reasonably satisfactory to the Administrative Agent; and

                     (iv) Obtain and maintain endorsements reasonably acceptable to the Administrative Agent for such insurance naming the Administrative Agent as an additional insured and as lender's loss payee;

; PROVIDED, HOWEVER, that if any Loan Party shall fail to maintain insurance in accordance with this SECTION 5.01(d), or if any Loan Party shall fail to provide the required endorsements with respect thereto, the Administrative Agent shall have the right (but shall be under no obligation) to procure such insurance and each Borrower agrees to reimburse the Administrative Agent for all costs and expenses of procuring such insurance.

              (e) GOVERNMENTAL CHARGES AND OTHER INDEBTEDNESS. Each Loan Party shall promptly pay and discharge when due (i) all material taxes and other material Governmental Charges prior to the date upon which penalties accrue thereon, (ii) all Indebtedness which, if unpaid, could become a Lien upon the property of such Loan Party which is not a Permitted Lien and (iii) subject to any subordination provisions applicable thereto, all other Indebtedness which in each case, if unpaid when due, is reasonably likely to have a Material Adverse Effect, except such Indebtedness as may in good faith be contested or disputed, or for which arrangements for deferred payment have been made, provided that in each such case appropriate reserves are maintained in accordance with GAAP.

              (f) USE OF PROCEEDS. The Borrowers shall use the proceeds of the Loans only for the respective purposes set forth in SECTION 2.01(g) and
SECTION 2.02(g). No Borrower shall use any part of the proceeds of any Loan, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock or for the purpose of purchasing or carrying or trading in any securities under such circumstances as to involve such Borrower, any Lender or the Administrative Agent in a violation of Regulations T, U or X issued by the Federal Reserve Board.

              (g)    GENERAL BUSINESS OPERATIONS. Each of the Loan Parties shall
(i) preserve and maintain its corporate, partnership or limited liability company existence, as the case may be, and all of the rights, privileges and franchises reasonably necessary to the conduct of its business, (ii) conduct its business activities in compliance with all Requirements of Law and Contractual Obligations applicable to such Person and (iii) keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted, except, in each case, where any failure is not reasonably likely to have a Material Adverse Effect. Each Borrower shall maintain its chief executive office and principal place of business in

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the United States and shall not relocate its chief executive office or principal place of business outside of Alton, Illinois except upon not less than ninety
(90) days prior written notice to the Administrative Agent.

              (h) RATE CONTRACTS. The Borrowers shall enter into, not later than the 90th day following the Restatement Effective Date, and will thereafter maintain in effect for a period of not less than three years, one or more Rate Contracts on terms satisfactory to the Administrative Agent the effect of which is to limit the weighted average effective interest rate (exclusive of margin) applicable to 50% of the initial principal amount of the Term Loans to a rate not greater than 7.5% PER ANNUM.

              (i)    COMPLIANCE WITH LAWS; MAINTENANCE OF GAMING AND LIQUOR
LICENSES.

                     (i) COMPLIANCE WITH LAWS. Each Loan Party shall comply with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority (including all Environmental Laws, Gaming Laws, the Americans with Disabilities Act of 1990 and the Fair Housing Amendments Act of
1988), noncompliance with which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                     (ii) MAINTENANCE OF LICENSES. Each Loan Party shall maintain (i) such valid Gaming Licenses in all jurisdictions as may be necessary to operate each of its Gaming Facilities, the absence of which could reasonably be expected to result in a Material Adverse Effect, and (ii) all liquor licenses and registrations as may be necessary to sell alcoholic beverages from and in its Gaming Facilities. Each Loan Party shall notify the Administrative Agent promptly upon the revocation or non-renewal of any such Gaming License, liquor license or registration.

              (j)    ADDITIONAL COLLATERAL.

                     (i) If at any time from and after the Restatement Effective Date any Loan Party acquires any fee interest in real property or any leasehold interest in real property which, in either case, has a fair market value in excess of $10,000,000, such Loan Party shall deliver to the Administrative Agent, at its own expense, as soon as possible all documentation and information in form and substance reasonably satisfactory to the Administrative Agent (including any environmental reports) to assist the Administrative Agent in obtaining deeds of trust or mortgages on such additional real property and ALTA policies of title insurance, with such endorsements as the Administrative Agent may reasonably require, issued by a company and in form and substance satisfactory to the Administrative Agent, in an amount equal to the principal amount of the Total Commitment, insuring the Administrative Agent's Lien on such additional real property Collateral to be of first priority, subject only to such exceptions as the Administrative Agent shall approve in its discretion, with all costs thereof to be paid by such Loan Party.

                     (ii) If at any time from and after the Restatement Effective Date any Loan Party acquires any vessel, such Loan Party shall deliver to the Administrative Agent, at its own expense, as soon as possible all documentation and information in form and substance reasonably satisfactory to the Administrative Agent to assist the Administrative Agent in

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obtaining a mortgage on such additional vessel, subject only to such exceptions as the Administrative Agent shall approve in its discretion, with all costs thereof to be paid by such Loan Party.

              (k) NEW SUBSIDIARIES. Each Borrower shall, at its own expense prior to the designation of any direct or indirect Restricted Subsidiary of such Borrower after the date hereof (i) notify the Administrative Agent of such event, (ii) amend the Security Documents as appropriate in light of such event to pledge the Equity Securities of such Person to the Administrative Agent for the benefit of itself and the Lenders and execute and deliver all documents or instruments required thereunder or appropriate to perfect the security interest created thereby, (iii) promptly upon obtaining the approval of any necessary Governmental Authority, deliver to the Administrative Agent all stock certificates and other instruments added to the Collateral thereby free and clear of all Liens, accompanied by undated stock powers or other instruments of transfer executed in blank, (iv) cause each Person that becomes a direct or indirect Restricted Subsidiary of such Borrower after the date hereof to become a Guarantor pursuant to documentation which is in form and substance satisfactory to the Administrative Agent, (v) cause each Person that becomes a direct or indirect Restricted Subsidiary after the date hereof to execute a pledge and security agreement in form and substance satisfactory to the Administrative Agent, and (vi) cause each document (including each Uniform Commercial Code financing statement and each filing with respect to intellectual property owned by each Person that becomes a direct or indirect Subsidiary of any Borrower after the date hereof) required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent for the benefit of itself and the Lenders a valid, legal and perfected first-priority security interest in and lien on the Collateral subject to the Security Documents to be so filed, registered or recorded and evidence thereof delivered to the Administrative Agent; PROVIDED, HOWEVER, that in the case of any Restricted Subsidiary which is the holder of a Gaming License, Argosy shall use its best efforts to cause all necessary Governmental Authorities to consent to the pledge of the Equity Securities of such Restricted Subsidiary to the Administrative Agent for the benefit of itself and the Lenders as soon as reasonably practicable.

              (l) MINIMUM SUBORDINATED DEBT. The Borrowers shall maintain at all times Subordinated Indebtedness in an aggregate principal amount of not less than $550,000,000.

              (m) APPRAISALS. During the existence of an Event of Default or upon the written request of any Lender acting pursuant to any Requirement of Law, each Borrower agrees that the Administrative Agent may, at the expense of such Borrower, commission an appraisal of any property (i) to which any Loan Party holds legal title and (ii) which is encumbered by any mortgage or deed of trust in favor of the Administrative Agent.

              (n) DESIGNATION OF SENIOR DEBT. The Borrowers shall cause all Loans and L/C Obligations outstanding hereunder from time to time to constitute "Designated Senior Indebtedness" under (and as defined in) the Senior Subordinated Indenture and "Designated Senior Indebtedness" under (and as defined in) the New Subordinated Indenture.

              (o) MANAGER. If a Trigger Event occurs, Argosy shall cause the Manager (as defined in the Transfer Agreement) to immediately become a Restricted Subsidiary and meet the requirements set forth in SECTION 5.01(k).

       5.02. NEGATIVE COVENANTS. Until the termination of this Agreement and the satisfaction in full by the Borrowers of all Obligations, each Borrower will comply, and will cause compliance, with the following negative covenants, unless the Required Lenders shall otherwise consent in writing:

              (a) INDEBTEDNESS. None of the Loan Parties shall create, incur, assume or permit to exist any Indebtedness except for the following
("PERMITTED INDEBTEDNESS"):

                     (i) Indebtedness of the Loan Parties under the Credit Documents;

                     (ii) Indebtedness of the Loan Parties listed in SCHEDULE 5.02(a) and existing on the date of this Agreement;

                     (iii) Indebtedness evidenced by the Senior Subordinated Notes;

                     (iv)   Indebtedness evidenced by the New Subordinated
Notes;

                     (v) Indebtedness of the Loan Parties arising from the endorsement of instruments for collection in the ordinary course of their businesses;

                     (vi) Indebtedness of the Loan Parties for trade accounts payable, provided that (A) such accounts arise in the ordinary course of business and (B) no material part of any such account is more than ninety (90) days past due (unless subject to a bona fide dispute and for which adequate reserves have been established);

                     (vii) Indebtedness of the Loan Parties under Rate Contracts, provided that all such Rate Contracts are entered into in connection with bona fide hedging operations and not for speculation;

                     (viii) Indebtedness of the Loan Parties under purchase money loans and Capital Leases incurred by them to finance their acquisition of real property, fixtures or equipment provided that the aggregate amount of such Indebtedness outstanding at any time does not exceed $25,000,000;

                     (ix) Indebtedness of the Loan Parties that is subordinated to the Obligations, provided that (A) the covenants and events of default contained in the indenture, note purchase agreement or other document relating to such Indebtedness are no more restrictive in any material respect on any Loan Party than the comparable provisions of the New Subordinated Indenture,
(B) the subordination provisions contained in the indenture, note purchase agreement or other document relating to such Indebtedness are comparable in all material respects to those contained in the New Subordinated Indenture, (C) no principal payment in respect of such Indebtedness is scheduled to be paid prior to 366 days after the Term Loan Maturity Date (as of the date of incurrence) and
(D) the Net Proceeds of such Indebtedness are applied to prepay the Obligations to the extent required pursuant to SECTION 2.07(c);

                     (x) Indebtedness of the Loan Parties with respect to surety, appeal, indemnity, performance or other similar bonds in the ordinary course of business (including surety or similar bonds issued in connection with the stay of a proceeding of the type described in SECTION 6.01(h));

                     (xi) Guaranty Obligations of any Loan Party in respect of Permitted Indebtedness of any other Loan Party;

                     (xii)  Indebtedness of any Loan Party to any other Loan
Party;

                     (xiii) Contingent Obligations of the Loan Parties in an aggregate principal amount not exceeding $10,000,000 at any time (exclusive of the liability of any Loan Party in its capacity as the general partner of any other Loan Party which is a partnership);

                     (xiv) Indebtedness of the Borrowers under initial or successive refinancings of any Indebtedness permitted by clause (ii), (iii),
(iv), (viii) or (ix) above, provided that (A) the principal amount of any such refinancing does not exceed the principal amount of the Indebtedness being refinanced, (B) the material terms and provisions of any such refinancing (including redemption, prepayment, default and subordination provisions but excluding interest rate, fees and other pricing provisions) are no less favorable to the applicable Borrowers (or to the Lenders in the case of the subordination provisions) than those of the Indebtedness being refinanced and
(C) the weighted average life to maturity of such Indebtedness is not less than the weighted average life to maturity of the Indebtedness being refinanced; and

                     (xv) Other Indebtedness of the Loan Parties in an aggregate principal amount not exceeding $20,000,000 at any time outstanding.

              (b) LIENS. No Loan Party shall create, incur, assume or permit to exist any Lien on or with respect to any of its assets or property of any character, whether now owned or hereafter acquired, except for the following ("PERMITTED LIENS"):

                     (i) Liens in favor of the Administrative Agent or any Lender securing the Obligations;

                     (ii) Liens listed in SCHEDULE 5.02(b) and existing on the date of this Agreement;

                     (iii) Liens for taxes or other Governmental Charges not at the time delinquent or thereafter payable without penalty or being contested in good faith, provided that adequate reserves for the payment thereof have been established in accordance with GAAP;

                     (iv) Liens of carriers, warehousemen, mechanics, materialmen, vendors, and landlords and other similar Liens imposed by law incurred in the ordinary course of business, provided that adequate reserves for the payment thereof have been established in accordance with GAAP;

                     (v) Deposits under workers' compensation, unemployment insurance and social security laws or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations of surety or appeal bonds or to secure indemnity, performance or other similar bonds in the ordinary course of business;

                     (vi) Zoning restrictions, easements, rights-of-way, title irregularities and other similar encumbrances, which do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of any Loan Party;

                     (vii) Liens on any property or assets acquired, or on the property or assets of any Persons acquired, by any Loan Party after the date of this Agreement pursuant to SECTION 5.02(d), provided that (A) such Liens exist at the time such property or assets or such Persons are so acquired and (B) such Liens were not created in contemplation of such acquisitions;

                     (viii) Judgment Liens, provided that such Liens do not constitute an Event of Default under SECTION 6.01(h);

                     (ix) Liens securing Indebtedness which constitutes Permitted Indebtedness under clause (viii) of SECTION 5.02(a), provided that, in each case, such Lien (A) covers only those assets financed by such Permitted Indebtedness, and (B) secures only such Permitted Indebtedness;

                     (x) Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by the Liens described in clause (ii) or (ix) above, provided that any extension, renewal or replacement Lien (A) is limited to the property covered by the existing Lien and (B) secures Indebtedness which is no greater in amount and has material terms no less favorable to the Lenders than the Indebtedness secured by the existing Lien;

                     (xi) A reciprocal servitude (easement), operating and management agreement referred to as the Common Areas Agreement in the Baton Rouge Hotel Management Agreement between Centroplex and Sheraton Operating Corporation;

                     (xii) Liens created by the Transfer Agreement and the documents and instruments delivered in connection therewith; and

                     (xiii) Other Liens, provided that the aggregate amount of Indebtedness or other obligations secured by such other Liens does not exceed $1,000,000 at any time;

PROVIDED, HOWEVER, that the foregoing exceptions shall not permit any Lien in any Equity Securities issued by any Loan Party and owned by any Loan Party, except for Liens in favor of the Administrative Agent securing the Obligations.

              (c) ASSET DISPOSITIONS. No Loan Party shall sell, lease, transfer or otherwise dispose of any of its assets or property, whether now owned or hereafter acquired, except for the following:

                     (i) Sales by the Loan Parties of inventory in the ordinary course of their businesses;

                     (ii) Sales by the Loan Parties of surplus, damaged, worn or obsolete equipment in the ordinary course of their businesses;

                     (iii) Sales or other dispositions by any Loan Party of Investments permitted by clause (iii) of SECTION 5.02(E), provided that (x) no Default shall have occurred and be continuing and (y) any sale or other disposition of any Investment in an Unrestricted Subsidiary shall be for not less than fair market value;

                     (iv) Sales or other dispositions of assets and property by any Borrower to any other Borrower;

                     (v) Sales or other dispositions of assets and property by any Borrower to any Restricted Subsidiary which is Solvent at the time of such sale or other disposition;

                     (vi) Sales or other dispositions of assets and property by any Loan Party to any Unrestricted Subsidiary, provided that (A) the terms of any such sales or other dispositions by such Loan Party are no less favorable to such Loan Party than would prevail in the market for similar transactions between unaffiliated parties dealing at arm's length and (B) the Net Proceeds of such sale, lease, transfer or disposal are applied in accordance with SECTION 2.07(c)(iii);

                     (vii) Transfer of the capital stock of Empress Casino Joliet to the Trustee (as defined in the Transfer Agreement) pursuant to the terms of the Transfer Agreement and any sale or other disposition of any Subsidiary which has the effect of a causing a Reverse Trigger Event provided that all of the Net Proceeds of such sale or other disposition are paid directly to the Administrative Agent and applied in accordance with SECTION 2.07(c)(iii); and

                     (viii) Other sales, leases, transfers and disposals of assets and property, provided that (A) no Default has occurred and is continuing on the date of, or will result after giving effect to, any such sale, lease, transfer or disposal, (B) the aggregate fair market value of all such assets and property so sold, leased, transferred or disposed of during the term of this Agreement does not exceed 15% of Net Worth, determined at the time of each such sale, lease, transfer or other disposition and (C) the Net Proceeds of such sale, lease, transfer or disposal are applied in accordance with SECTION 2.07(c)(iii).

              (d) MERGERS, ACQUISITIONS, ETC. No Loan Party shall consolidate with or merge into any other Person or permit any other Person to merge into it, establish any new Subsidiary, acquire any Person as a new Subsidiary or acquire all or substantially all of the assets of any other Person, except for the following:

                     (i) Argosy and the other Loan Parties may merge with each other, provided that (A) no Default will result after giving effect to any such merger and (B) in any such merger involving Argosy, Argosy is the surviving Person;

                     (ii) Any Unrestricted Subsidiary may merge with and into any Loan Party, provided that (A) no Default will result after giving effect to any such merger and (B) a Loan Party is the surviving Person; and

                     (iii) Acquisitions by any Loan Party of any Person as a new Subsidiary or of all or substantially all of the assets of any other Person, provided that:

                            (A)    No Default has occurred and is continuing on
the date of, or will result after giving effect to, any such acquisition; and

                            (B)    The aggregate consideration paid by the Loan
Parties for all such acquisitions (excluding consideration consisting of the Equity Securities of Argosy or its Subsidiaries) paid in any fiscal year does not exceed $20,000,000.

              (e) INVESTMENTS. None of the Loan Parties shall make any Investment except for Investments in the following:

                     (i) Investments by the Loan Parties in cash and Cash Equivalents;

                     (ii) Investments in Persons other than the Loan Parties listed in SCHEDULE 5.02(e) existing on the date of this Agreement;

                     (iii) Investments by the Loan Parties in Unrestricted Subsidiaries and New Ventures in an aggregate amount not exceeding the Expenditure Basket (in each case measured by the amount actually invested without adjustment for any subsequent increases or decreases in the value of such Investment);

                     (iv)   Investments by the Loan Parties in each other;

                     (v) Investments consisting of loans to employees, officers and directors in the ordinary course of business in an aggregate amount not exceeding $500,000 at any one time outstanding; and

                     (vi) Investments permitted by SECTION 5.02(d)(ii);

PROVIDED, that, notwithstanding the foregoing, in no event shall the Loan Parties make any Investment in Empress Casino Joliet after the occurrence of a Trigger Event and prior to the occurrence of a Reverse Trigger Event.

              (f) DIVIDENDS, REDEMPTIONS, ETC. No Loan Party shall pay any dividends or make any distributions on its Equity Securities; purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Securities; return any capital to any holder of its Equity Securities as such; make any distribution of assets, Equity Securities, obligations or securities to any holder of its Equity Securities as such; or set apart any sum for any such purpose; except as follows:

                     (i) Any Loan Party may pay dividends on its capital stock payable solely in such Person's own capital stock, provided that (A) in the case of any such dividend payable by any Loan Party to any other Loan Party, such dividend is delivered and pledged to the Administrative Agent and (B) in each case, no Default has occurred and is continuing on the date of, or will result after giving effect to, any such payment;

                     (ii) Any Loan Party may pay dividends to or repurchase its capital stock from any other Loan Party;

                     (iii) From and after September 30, 2001, Argosy may repurchase its capital stock for cash, provided that, in each case, (A) no Default has occurred and is continuing on the date of, or will result after giving effect to, any such payment or repurchase, (B) at the time of the declaration of and at the time of payment of such repurchase, the Senior Funded Debt to EBITDA Ratio of the Loan Parties as of the most recently ended fiscal quarter of Argosy is no greater than 1.50 to 1.00, calculated on a pro forma basis based on the assumption that such repurchases had occurred during the most recently ended fiscal quarter, (C) the aggregate amount of such repurchases does not exceed the lesser of (x) $10,000,000 during any consecutive twelve (12) month period and (y) $25,000,000 during the term of this Agreement, and (D) such repurchase is permitted to be made under the terms of the Senior Subordinated Indenture and the New Subordinated Indenture;

PROVIDED, that in no event shall the aggregate amount of Distributions made by the Loan Parties during any fiscal year of Argosy exceed the Net Income of the Loan Parties for the most recently ended fiscal year of Argosy.

              (g) CHANGE IN BUSINESS. No Loan Party shall engage, either directly or indirectly through Affiliates, in any business substantially different from the business in which the Loan Parties are engaged on the Restatement Effective Date and businesses reasonably related thereto.

              (h) PAYMENTS OF INDEBTEDNESS, ETC. No Loan Party shall (i) except as otherwise provided in SECTION 5.02(a)(xiv), prepay, redeem, purchase, defease or otherwise satisfy in any manner prior to the scheduled payment thereof any Subordinated Indebtedness; (ii) amend, modify or otherwise change the terms of any document, instrument or agreement evidencing Subordinated Indebtedness in a manner which materially and adversely affects the Borrowers; or (iii) amend, modify or otherwise change any of the subordination or other provisions of any document, instrument or agreement evidencing Subordinated Indebtedness in a manner which adversely affects the material rights of the Administrative Agent and the Lenders.

              (i) ERISA. No Loan Party shall (A) adopt or institute any Employee Benefit Plan that is subject to Title IV of ERISA, (B) take any action which will result in the partial or complete withdrawal, within the meanings of sections 4203 and 4205 of ERISA, from a Multiemployer Plan, (C) engage or permit any Person to engage in any transaction prohibited by section 406 of ERISA or section 4975 of the IRC involving any Employee Benefit Plan or Multiemployer Plan which would subject any Loan Party or any ERISA Affiliate to any tax, penalty or other liability including a liability to indemnify, (D) incur or allow to exist any accumulated funding deficiency (within the meaning of section 412 of the IRC or section 302 of ERISA), (E) fail to make full payment when due of all amounts due as contributions to any Employee Benefit Plan or Multiemployer Plan, (F) fail to comply with the requirements of section 4980B of the IRC or Part 6 of Title I(B) of ERISA, or (G) adopt any amendment to any Employee Benefit Plan which would require the posting of security pursuant to section 401(a)(29) of the IRC, where singly or cumulatively, the above would be reasonably likely to have a Material Adverse Effect.

              (j) TRANSACTIONS WITH AFFILIATES. No Loan Party shall enter into any Contractual Obligation with any Affiliate (other than any other Loan Party) or engage in any other transaction with any Affiliate except (i) upon terms at least as favorable to such Loan Party as an arms-length transaction with unaffiliated Persons, (ii) Contractual Obligations and transactions in each case otherwise permitted hereunder and (iii) the transactions contemplated by the Transfer Agreement.

              (k) ACCOUNTING CHANGES. No Loan Party shall change (i) its fiscal year (currently January 1 through December 31) or (ii) its accounting practices except as required or permitted by GAAP.

              (l) EXPENDITURE BASKET. The Borrowers shall not permit the sum of (i) the aggregate consideration in respect of Acquisitions permitted under
SECTION 5.02(d), (ii) all Investments made under SECTION 5.02(e)(iii), (iii) all Capital Expenditures made under SECTION 5.03(e) (other than Maintenance Capital Expenditures and Capital Expenditures for the renovation of the Empress Casino in an aggregate amount not exceeding $170,000,000) and (iv) the Capital Expenditures described on SCHEDULE 5.03(e), to exceed $200,000,000 (the "EXPENDITURE Basket").

              (m) AMENDMENTS OF MATERIAL AGREEMENTS. No Loan Party shall agree to amend, modify, supplement or replace any Material Agreement or any document executed and delivered in connection therewith, in any respect that would materially and adversely affect any right or interest of the Lenders or any Borrower's ability to pay and perform the Obligations.

              (n) LIMITATION ON CONSOLIDATED TAX LIABILITY. No Loan Party shall be liable for federal income taxes relating to the taxable income of any Subsidiary or Affiliate of Argosy which is not a Loan Party in excess of the amount of federal income taxes it would pay if reporting as a separate entity, unless such Loan Party is fully reimbursed by such Subsidiary or Affiliate of Argosy on or before the payment of such taxes.

              (o) MANAGER. Argosy shall not permit the Manager (as defined in the Transfer Agreement) to create, incur, assume or permit to exist any Indebtedness or create, incur, assume or permit to exist any Lien on or with respect to any of its assets or property of any character, whether now owned or hereafter acquired, other than Liens in favor of the Administrative Agent to secure the Obligations.

              (p) AMENDMENT OF CERTAIN DOCUMENTS. Argosy shall not amend, modify, or waive any term or provision of the Transfer Agreement or any document or instrument delivered in connection therewith in any respect or consent to any release of a party therefrom, or agree to amend, modify, or waive any term or provision of the Transfer Agreement or any document or instrument delivered in connection therewith or waive any rights thereunder in any respect or agree to consent to any release of a party therefrom; except in each case for amendments or modifications made solely to correct ministerial errors.

       5.03. FINANCIAL COVENANTS. Until the termination of this Agreement and the satisfaction in full by the Borrowers of all Obligations, each Borrower will comply, and will cause compliance, with the following financial covenants, unless Required Lenders shall otherwise consent in writing:

              (a) TOTAL FUNDED DEBT TO EBITDA RATIO. The Borrowers shall not permit the Total Funded Debt to EBITDA Ratio at any time to be greater than the following amounts for the respective periods set forth below:

                                                       Total Funded Debt to
                   Period                                  EBITDA Ratio
         ------------------------                     ----------------------
Restatement Effective Date to and including                  4.25:1.00
             March 31, 2003

April 1, 2003 to and including December 31,                  3.75:1.00
                    2003

       January 1, 2004 and thereafter                        3.25:1.00


              (b) SENIOR FUNDED DEBT TO EBITDA RATIO. The Borrowers shall not permit the Senior Funded Debt to EBITDA Ratio at any time to be greater than the following amounts for the respective periods set forth below:


                                                       Senior Funded Debt to
                   Period                                  EBITDA Ratio
         ------------------------                     -----------------------

Restatement Effective Date to and including                  2.50:1.00
December 31, 2003

       January 1, 2004 and thereafter                        2.00:1.00


              (c) FIXED CHARGE COVERAGE RATIO. The Borrowers shall not permit the Fixed Charge Coverage Ratio as at the end of any fiscal quarter to be less than the following amounts for the respective periods set forth below:

                   Period                          Fixed Charge Coverage Ratio
                   ------                          ---------------------------
Restatement Effective Date to and including                  1.25:1.00
           September 30, 2002

       October 1, 2002 and thereafter                        1.50:1.00


              (d) MINIMUM NET WORTH. The Borrowers shall not permit their Net Worth on any date of determination (such date to be referred to herein as a "DETERMINATION DATE") which occurs after March 31, 2001 (such date to be referred to herein as the "BASE DATE") to be less than the sum on such Determination Date of the following:

                     (i)    $106,987,500; PLUS

                     (ii) Seventy-five percent (75%) of the sum of Argosy's consolidated quarterly net income (ignoring any quarterly losses) after taxes for each fiscal quarter of Argosy after the Base Date through and including the fiscal quarter ending on (if the Determination Date is the last day of a fiscal quarter) or immediately prior to (if the Determination Date is not the last day of a fiscal quarter) the Determination Date; PLUS

                     (iii) Fifty percent (50%) of the Net Proceeds of all Equity Securities issued by the Loan Parties during the period commencing on the Base Date and ending on the Determination Date; MINUS

                     (iv) Non-recurring fees incurred in connection with the negotiation, execution and delivery of this Agreement and the other Credit Documents.

              (e) MAXIMUM CAPITAL EXPENDITURES. The Borrowers shall not permit the aggregate amount of Non-Financed Capital Expenditures made by the Loan Parties to exceed six percent (6%) of Net Gaming Revenues in any fiscal year; PROVIDED, HOWEVER, that to the extent that Non-Financed Capital Expenditures made by the Loan Parties in any fiscal year are less than the amount permitted to be made in such fiscal year, one hundred percent (100%) of such difference may be carried forward and used by the Loan Parties to make Non-Financed Capital Expenditures in the next succeeding fiscal year and such carried forward amount shall be deemed the first Non-Financed Capital Expenditures made by the Loan Parties in such next succeeding fiscal year and PROVIDED, FURTHER, that in addition to the foregoing, the Loan Parties may make the Capital Expenditures to the Gaming Facilities which are described on
SCHEDULE 5.03(e) from assets of the Loan Parties and from advances under this Agreement.

              (f) MINIMUM CAPITAL EXPENDITURES. The Borrowers shall make Non-Financed Capital Expenditures in an aggregate amount of not less than (i) $20,000,000 in the fiscal year of Argosy ending December 31, 2001 and (ii) $25,000,000 in each fiscal year of Argosy thereafter.

ARTICLE VI. DEFAULT.

       6.01. EVENTS OF DEFAULT. The occurrence or existence of any one or more of the following shall constitute an "EVENT OF DEFAULT" hereunder:

              (a) NON-PAYMENT. Any Borrower shall (i) fail to pay when due any principal of any Loan or any L/C Obligation, (ii) fail to pay within five
(5) days after the same becomes due, any interest required under the terms of this Agreement or any of the other Credit Documents, or (iii) fail to pay after the same becomes due any fees or other amounts required under the terms of this Agreement or any of the other Credit Documents and such failure shall continue for five (5) Business Days after the earlier of (A) any Borrower's written acknowledgement of such failure and (B) the Administrative Agent's written notice to the Borrowers of such failure; or

              (b) SPECIFIC DEFAULTS. Any Borrower shall fail to observe or perform any covenant, obligation, condition or agreement set forth in SECTION 5.01(a)(v)(D), SECTION 5.02 or SECTION 5.03; or

              (c) OTHER DEFAULTS. Any default shall occur under any Security Document and such default shall continue beyond any period of grace provided with respect thereto; or any Loan Party shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Agreement or any other Credit Document and such failure shall continue for thirty (30) days after the Administrative Agent's written notice to the Borrowers of such failure; or

              (d) REPRESENTATIONS AND WARRANTIES. Any representation, warranty, certificate, information or other statement (financial or otherwise) made or furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in or in connection with this Agreement or any of the other Credit Documents, or as an inducement to the Administrative Agent or any Lender to enter into this Agreement, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or

              (e) CROSS-DEFAULT. (i) Any Loan Party shall fail to make any payment on account of any Indebtedness of such Person (other than the Obligations) when due (whether at scheduled maturity, by required prepayment, upon acceleration or otherwise) and such failure shall continue beyond any period of grace provided with respect thereto, if the amount of such Indebtedness exceeds $15,000,000 or if the effect of such failure is to cause, or permit the holder or holders thereof to cause, Indebtedness of the Loan Parties (other than the Obligations) in an aggregate amount exceeding $15,000,000 to become redeemable, due or otherwise payable (whether at scheduled maturity, by required prepayment, upon acceleration or otherwise) and/or to be secured by cash collateral, (ii) any Loan Party shall otherwise fail to observe or perform any agreement, term or condition contained in any agreement or instrument relating to any Subordinated Indebtedness of such Person, or any other event shall occur or condition shall exist, if the effect of such failure, event or condition is to cause, or permit the holder or holders thereof to cause, such Subordinated Indebtedness to become redeemable, due or otherwise payable (whether at scheduled maturity, by required prepayment, upon acceleration or otherwise) and/or to be secured by cash collateral, (iii) any Loan Party shall otherwise fail to observe or perform any agreement, term or condition contained in any agreement or instrument relating to any Indebtedness of such Person (other than the Obligations), or any other event shall occur or condition shall exist, if the effect of such failure, event or condition is to cause, or permit the holder or holders thereof to cause, Indebtedness of the Loan Parties (other than the Obligations) in an aggregate amount exceeding $15,000,000 to become redeemable, due or otherwise payable (whether at scheduled maturity, by required prepayment, upon acceleration or otherwise) and/or to be secured by cash collateral or (iv) the holder of any Lien in any amount, shall commence foreclosure of such Lien upon property of any Loan Party having a value in excess of $15,000,000 and such foreclosure shall continue against such property to a date less than thirty (30) days prior to the date of the proposed foreclosure sale; or

              (f) INSOLVENCY; VOLUNTARY PROCEEDINGS. Any Loan Party shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), or (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its

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debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it; or

              (g) INVOLUNTARY PROCEEDINGS. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of any Loan Party or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to any Loan Party or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within ninety (90) days of commencement; or

              (h) JUDGMENTS. (i) One or more judgments, orders, decrees or arbitration awards requiring any Loan Party to pay (A) $5,000,000 or more in any single case or (B) an aggregate amount of $15,000,000 or more (in each case exclusive of amounts covered by insurance issued by a solvent insurer which is not an Affiliate of any Loan Party) shall be rendered against any Loan Party in connection with any single or related series of transactions, incidents or circumstances and the same shall not be satisfied, vacated or stayed for a period of sixty (60) consecutive days; (ii) any judgment, writ, assessment, warrant of attachment, tax lien or execution or similar process shall be issued or levied against a substantial part of the property of any Loan Party and the same shall not be released, stayed, vacated or otherwise dismissed within ten
(10) days after issue or levy; or (iii) any other judgments, orders, decrees, arbitration awards, writs, assessments, warrants of attachment, tax liens or executions or similar processes which, alone or in the aggregate, are reasonably likely to have a Material Adverse Effect are rendered, issued or levied; or

              (i) CREDIT DOCUMENTS. Any Credit Document or any material term thereof shall cease to be, or be asserted by any Loan Party not to be, a legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms; or

              (j) SECURITY DOCUMENTS. Any Lien intended to be created by any Security Document shall at any time be invalidated, subordinated or otherwise cease to be in full force and effect, for whatever reason, or any security interest purported to be created by any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid, first priority (except as expressly otherwise provided in this Agreement or such Security Document) perfected Lien in the Collateral covered thereby, or any Loan Party (other than Argosy) shall issue, create or permit to be outstanding any Equity Securities which shall not be subject to a first priority perfected Lien under the Security Documents; or

              (k) EMPLOYEE BENEFIT PLANS. Any Reportable Event which the Administrative Agent reasonably believes in good faith constitutes grounds for the termination of any Employee Benefit Plan by the PBGC or for the appointment of a trustee by the PBGC to administer any Employee Benefit Plan shall occur and be continuing for a period of thirty (30) days or more after notice thereof is provided to the Borrowers by the Administrative Agent, or any Employee Benefit Plan shall be terminated within the meaning of Title IV of ERISA or a trustee shall be appointed by the PBGC to administer any Employee Benefit Plan and, in any such case, such

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termination or appointment results in liability to any Borrower in excess of
$5,000,000 or which is reasonably likely to have a Material Adverse Effect; or

              (l)    CHANGE OF CONTROL. Any Change of Control shall occur; or

              (m) MATERIAL ADVERSE EFFECT. Any event or condition which is reasonably likely to have a Material Adverse Effect shall occur or exist; or

              (n) LOSS OF GAMING LICENSES/FAILURE TO MAINTAIN GAMING ACTIVITIES. The occurrence of a License Revocation in any jurisdiction in which any Loan Party owns or operates a Gaming Facility, provided that such License Revocation continues for at least ten (10) consecutive days; or the failure of any Borrower to maintain gaming activities at any Gaming Facility (other than on account of force majeure or periodic drydocking to the extent required by the United States Coast Guard), at least to the same general extent as is presently conducted thereon for a period in excess of thirty (30) consecutive days; or

              (o) INVOLUNTARY DISSOLUTION OR SPLIT UP. Any order, judgment or decree shall be entered against any Borrower decreeing its involuntary dissolution or split up and such order shall remain undischarged and unstayed for a period in excess of sixty (60) days; or

              (p) DEVELOPMENT AGREEMENTS. Any Loan Party shall fail to perform for a period in excess of thirty (30) consecutive days any material obligation which it may have under any Development Agreement; or

              (q)    TRIGGER EVENT. A Trigger Event shall occur.

       6.02. REMEDIES. At any time after the occurrence and during the continuance of any Event of Default (other than an Event of Default referred to in SECTION 6.01(f) or 6.01(g)), the Administrative Agent may or shall, upon instructions from the Required Lenders, by written notice to the Borrowers, (a) terminate the Commitments, any obligation of the L/C Issuer to make L/C Credit Extensions and the obligations of the Lenders to make Loans, (b) require that the Borrowers Cash Collateralize the Obligations in an amount equal to the then Effective Amount of the L/C Obligations; and/or (c) declare all outstanding Obligations payable by the Borrowers to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in SECTION 6.01(f) or 6.01(g), immediately and without notice,
(1) the Commitments, any obligation of the L/C Issuer to make L/C Credit Extensions and the obligations of the Lenders to make Loans shall automatically terminate, (2) the obligation of the Borrowers to Cash Collateralize the Obligations in an amount equal to the then Effective Amount of the L/C Obligations shall automatically become effective and (3) all outstanding Obligations payable by the Borrowers hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Administrative Agent may exercise any other right, power or remedy available to it under any of the Credit Documents or otherwise by law, either by suit in equity or by action at law, or both.

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       6.03.  EFFECT OF REVERSE TRIGGER EVENT. An Event of Default arising under
SECTION 6.01(q) shall be deemed to no longer be continuing upon the occurrence of a Reverse Trigger Event.

ARTICLE VII.  THE ADMINISTRATIVE AGENT AND RELATIONS AMONG THE LENDERS.

       7.01.  APPOINTMENT, POWERS AND IMMUNITIES.

              (a) Each Lender hereby appoints and authorizes the Administrative Agent to act as its agent hereunder and under the other Credit Documents with such powers as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. Each Lender hereby authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers as are set forth herein or therein, together with such other powers as are reasonably incidental thereto, including execution and filing of a Corporate Securities and Finance Compliance Affidavit with the Missouri Gaming Commission pursuant to 11 CSR 45-10.040 and other regulatory requirements of any Gaming Authority consistent with the intents and purposes of this Agreement. Neither the Documentation Agents nor the Syndication Agent shall have any duties or responsibilities or any liabilities under this Agreement or any other Credit Document. The Administrative Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement or in any other Credit Document, be a trustee for any Lender or have any fiduciary duty to any Lender. Notwithstanding anything to the contrary contained herein the Administrative Agent shall not be required to take any action which is contrary to this Agreement or any other Credit Document or any applicable Governmental Rule. Neither the Administrative Agent nor any Lender shall be responsible to any other Lender for any recitals, statements, representations or warranties made by any Loan Party contained in this Agreement or in any other Credit Document, for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Credit Document or for any failure by any Loan Party to perform its obligations hereunder or thereunder. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible to any Lender for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither the Administrative Agent nor any of its directors, officers, employees, agents or advisors shall be responsible to any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Credit Document or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct. Except as otherwise provided under this Agreement, the Administrative Agent shall take such action with respect to the Credit Documents as shall be directed by the Required Lenders.

              (b) The L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith until such time (and except for so long) as the Administrative Agent may agree at the request of the Required Lenders to act for the L/C Issuer with respect thereto; PROVIDED, HOWEVER, that the L/C Issuer shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Article VII with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the application and agreements for letters of

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credit pertaining to the Letters of Credit as fully as if the term
"Administrative Agent" as used in this Article VII included the L/C Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to the L/C Issuer.

       7.02. RELIANCE BY THE ADMINISTRATIVE AGENT. The Administrative Agent shall be entitled to rely upon any certificate, notice or other document (including any cable, telegram, facsimile or telex) believed by it in good faith to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent with reasonable care. As to any other matters not expressly provided for by this Agreement, the Administrative Agent shall not be required to take any action or exercise any discretion, but shall be required to act or to refrain from acting upon instructions of the Required Lenders and shall in all cases be fully protected by the Lenders in acting, or in refraining from acting, hereunder or under any other Credit Document in accordance with the instructions of the Required Lenders, and such instructions of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

       7.03. DEFAULTS. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default unless the Administrative Agent has received a written notice from a Lender or a Borrower, referring to this Agreement, describing such Default and stating that such notice is a "Notice of Default". If the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default as shall be reasonably directed by the Required Lenders; provided, however, that until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Lenders. Notwithstanding anything in the contrary contained herein, the order and manner in which the Lenders' rights and remedies are to be exercised (including, without limitation, the enforcement by any Lender of its Note) shall be determined by the Requisite Lenders in their sole discretion.

       7.04. INDEMNIFICATION. Without limiting the Obligations of the Borrowers hereunder, each Lender agrees to indemnify the Administrative Agent, ratably in accordance with its Proportionate Share, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or thereof; PROVIDED, HOWEVER, that no Lender shall be liable for any of the foregoing to the extent they arise from the Administrative Agent's gross negligence or willful misconduct. The Administrative Agent shall be fully justified in refusing to take or in continuing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The obligations of each Lender under this SECTION 7.04 shall survive the payment and performance of the Obligations, the termination of this Agreement and any Lender ceasing to be a party to this Agreement (with respect to events which occurred prior to the time such Lender ceased to be a Lender hereunder).

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       7.05.  NON-RELIANCE. Each Lender represents that it has, independently and without reliance on the Administrative Agent, or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of the business, prospects, management, financial condition and affairs of the Loan Parties and its own decision to enter into this Agreement and agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action under this Agreement. Neither the Administrative Agent nor any of its affiliates nor any of their respective directors, officers, employees, agents or advisors shall (a) be required to keep any Lender informed as to the performance or observance by any Loan Party of the obligations under this Agreement or any other document referred to or provided for herein or to make inquiry of, or to inspect the properties or books of any Loan Party; (b) have any duty or responsibility to provide any Lender with any credit or other information concerning any Loan Party which may come into the possession of the Administrative Agent, except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder; or (c) be responsible to any Lender for (i) any recital, statement, representation or warranty made by any Loan Party or any officer, employee or agent of any Loan Party in this Agreement or in any of the other Credit Documents, (ii) the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any Credit Document, (iii) the value or sufficiency of the Collateral or the validity or perfection of any of the liens or security interests intended to be created by the Credit Documents, or (iv) any failure by any Loan Party to perform its obligations under this Agreement or any other Credit Document.

       7.06. RESIGNATION OR REMOVAL OF THE ADMINISTRATIVE AGENT. The Administrative Agent may resign at any time by giving thirty (30) days prior written notice thereof to the Borrowers and the Lenders, and the Administrative Agent may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent, which successor Administrative Agent shall be reasonably acceptable to the Borrowers; PROVIDED, HOWEVER, that the Borrowers shall have no right to approve a successor Administrative Agent if a Default has occurred and is continuing. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from the duties and obligations thereafter arising hereunder. After any retiring Administrative Agent's resignation or removal hereunder as the Administrative Agent, the provisions of this ARTICLE VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent. Notwithstanding the foregoing, however, Wells Fargo may not be removed as Administrative Agent at the request of the Required Lenders unless Wells Fargo shall also simultaneously be replaced and fully released as "L/C Issuer" and "Swing Line Lender" hereunder pursuant to documentation in form and substance reasonably satisfactory to Wells Fargo.

       7.07. AUTHORIZATION. The Administrative Agent is hereby authorized by the Lenders to (a) execute and deliver such documents, instruments and agreements as the Administrative Agent may deem necessary to release any Collateral which the Borrowers are permitted to sell, lease or

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otherwise transfer pursuant to the terms of the Credit Documents (including the releases and subordination described in SECTION 8.16(c), but excluding releases in connection with any disposition referred to in clause (iv) or (v) of SECTION 5.02(C) unless, upon giving effect to such disposition, the assets or property that are the subject of such disposition shall continue to be Collateral) and
(b) take such actions as the Administrative Agent deems necessary to enable Argosy and its Subsidiaries to comply with the terms of the Transfer Agreement including (i) the delivery, after the occurrence of a Trigger Event, of the stock certificates issued by Empress Casino Joliet for reissuance in the name of the Trustee (as defined in the Transfer Agreement) and (ii) after the occurrence of a Trigger Event, the release of a Subsidiary of Argosy as a co-borrower hereunder upon the sale or other disposition of the capital stock or assets of such Subsidiary if the effect of such sale or other disposition is to cause a Reverse Trigger Event; PROVIDED, that Argosy shall deliver a certificate stating that the purchase of such capital stock or assets was conditioned upon the release of such Borrower's obligations under the Credit Documents and PROVIDED, FURTHER, that in no event shall any such release be effective until the Administrative Agent has received all of the Net Proceeds of such sale or other disposition for application in accordance with SECTION 2.07(c)(iii).

       7.08. THE ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY. The Administrative Agent and its affiliates may make loans to, issue letters of credit for the account of, accept deposits from and generally engage in any kind of banking or other business with Argosy and its Subsidiaries and affiliates as though the Administrative Agent were not the Administrative Agent, L/C Issuer or Swing Line Lender hereunder. With respect to Loans, if any, made by the Administrative Agent in its capacity as a Lender, the Administrative Agent in its capacity as a Lender shall have the same rights and powers under this Agreement and the other Credit Documents as any other Lender and may exercise the same as though it were not the Administrative Agent, L/C Issuer or Swing Line Lender, and the terms "Lender" or "Lenders" shall include the Administrative Agent in its capacity as a Lender.

ARTICLE VIII. MISCELLANEOUS.

       8.01. NOTICES. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon the Borrowers, any Lender or the Administrative Agent under this Agreement or the other Credit Documents shall be in writing and faxed, mailed or delivered, if to the Borrowers or to the Administrative Agent, the L/C Issuer or the Swing Line Lender, at its or their respective facsimile number or address set forth below or, if to any Lender, at the address or facsimile number specified for such Lender in PART B of SCHEDULE I (or to such other facsimile number or address for any party as indicated in any notice given by that party to the other parties). All such notices and communications shall be effective (a) when sent by an overnight courier service of recognized standing, on the second Business Day following the deposit with such service; (b) when mailed, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when faxed, upon confirmation of receipt; PROVIDED, HOWEVER, that any notice delivered to the Administrative Agent, the L/C Issuer or the Swing Line Lender under Article II shall not be effective until actually received by such Person.

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       The Administrative Agent,
       the L/C Issuer and the
       Swing Line Lender:          Wells Fargo Bank, National Association
                                   5340 Kietzke, Suite 201
                                   Reno, Nevada 89511
                                   Tel. No: (775) 689-6008
                                   Fax No. (775) 689-6029
                                   Attention:  Casey Potter

       The Borrowers:              c/o Argosy Gaming Company
                                   219 Piasa Street
                                   Alton, Illinois 62002
                                   Attention:    Donald Malloy, Esq.
                                                 Dale Black
                                   Tel. No. (618) 474-7500
                                   Fax No. (618) 474-7636

Each Notice of Borrowing, Notice of Conversion and Notice of Interest Period Selection shall be given by the Borrowers to the Administrative Agent's office located at the address referred to above during the Administrative Agent's normal business hours; PROVIDED, HOWEVER, that any such notice received by the Administrative Agent after 11:00 a.m. on any Business Day shall be deemed received by the Administrative Agent on the next Business Day. In any case where this Agreement authorizes notices, requests, demands or other communications by the Borrowers to the Administrative Agent or any Lender to be made by telephone or facsimile, the Administrative Agent or any Lender may conclusively presume that anyone purporting to be a person designated in any incumbency certificate or other similar document received by the Administrative Agent or a Lender is such a person.

       8.02. EXPENSES. The Borrowers shall pay on demand, whether or not any Loan is made hereunder, (a) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by the Administrative Agent in connection with the syndication of the facilities provided hereunder, the preparation, negotiation, execution and delivery of, and the exercise of its duties under, this Agreement and the other Credit Documents, and the preparation, negotiation, execution and delivery of amendments and waivers hereunder and thereunder and (b) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by the Administrative Agent, the Syndication Agent, the Documentation Agents and the Lenders in the enforcement or attempted enforcement of any of the Obligations or in preserving any of the Administrative Agent's, the Syndication Agent's, the Documentation Agents' or the Lenders' rights and remedies (including all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Credit Documents or the Obligations or any bankruptcy or similar proceeding involving any Loan Party). As used herein, the term "reasonable attorneys' fees and expenses" shall include, without limitation, allocable costs and expenses of the Administrative Agent's, the Syndication Agent's, the Documentation Agents' and the Lenders' in-house legal counsel and staff. The obligations of the Borrowers under this SECTION 8.02 shall survive the payment and performance of the Obligations and the termination of this Agreement.

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       8.03.  INDEMNIFICATION. To the fullest extent permitted by law, each
Borrower agrees to protect, indemnify, defend and hold harmless the Administrative Agent, the Syndication Agent, the Documentation Agents, the L/C Issuer, the Swing Line Lender, the Lenders and their Affiliates and their respective directors, officers, employees, agents, trustees and advisors (collectively, "INDEMNITEES") from and against any and all liabilities, losses, damages or expenses of any kind or nature and from any suits, claims or demands (including in respect of or for reasonable attorney's fees and other expenses) arising on account of or in connection with any matter or thing or action or failure to act by Indemnitees, or any of them, arising out of or relating to (a) the Credit Documents or any transaction contemplated thereby, including any use by any Borrower of any proceeds of the Loans, (b) any Environmental Damages, (c) any claims for brokerage fees or commissions in connection with the Credit Documents or any transaction contemplated thereby and (d) the McGowan Lawsuit or any other suit or action relating to the Empress Casino, except to the extent such liability arises from (i) the willful misconduct or gross negligence of such Indemnitee or (ii) a prior lending relationship between such Indemnitee and Empress Entertainment, Inc. or Horseshoe Gaming Holding Corp. Upon receiving knowledge of any suit, claim or demand asserted by a third party that the Administrative Agent or any Lender believes is covered by this indemnity, the Administrative Agent or such Lender shall give the Borrowers notice of the matter and an opportunity to defend it, at the Borrowers' sole cost and expense, with legal counsel satisfactory to the Administrative Agent or such Lender, as the case may be. Any failure or delay of the Administrative Agent or any Lender to notify the Borrowers of any such suit, claim or demand shall not relieve any Borrower of its obligations under this SECTION 8.03 but shall reduce such obligations to the extent of any increase in those obligations caused solely by any such failure or delay which is unreasonable. The obligations of the Borrowers under this SECTION 8.03 shall survive the payment and performance of the Obligations and the termination of this Agreement.

       8.04. WAIVERS; AMENDMENTS. Any term, covenant, agreement or condition of this Agreement or any other Credit Document may be amended or waived, and any consent under this Agreement or any other Credit Document may be given, if such amendment, waiver or consent is in writing and is signed by the Borrowers and the Required Lenders (or the Administrative Agent on behalf of the Required Lenders with the written approval of the Required Lenders); PROVIDED, HOWEVER, that:

              (a)    Any amendment, waiver or consent which would (i) amend this
SECTION 8.04 or SECTION 2.11, (ii) amend the definition of "Required Class Lenders", "Required Lenders", "Required Revolving Lenders" or "Required Term Lenders", or modify in any other manner the number or percentage of the Lenders required to make any determinations or to waive any rights under, or to modify any provision of, this Agreement or (iii) except for any release of Collateral in connection with a disposition authorized by SECTION 5.02(c) (other than any disposition referred to in clause (iv) or (v) thereof unless, upon giving effect to such disposition, the assets or property that are the subject of such disposition shall continue to be Collateral) or other release of Collateral expressly authorized by SECTION 7.07, release any substantial part of the Collateral or release any Guarantor from the Guaranty, must be in writing and signed or approved in writing by all Lenders;

              (b) Any amendment, waiver or consent which would (i) increase the Total Revolving Loan Commitment, (ii) extend the Revolving Loan Maturity Date, (iii) reduce the

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principal of or interest on any Revolving Loan or L/C Borrowing or any fees or other amounts payable for the account of the Revolving Lenders hereunder or (iv) extend any date fixed for any payment of the principal of or interest on any Revolving Loans or any fees or other amounts payable for the account of the Revolving Lenders, must be in writing and signed or approved in writing by all Revolving Lenders;

              (c) Any amendment, waiver or consent which would (i) increase the Total Term Loan Commitment, (ii) extend the Term Loan Maturity Date, (iii) reduce the principal of or interest on any Term Loan or any fees or other amounts payable for the account of the Term Lenders hereunder or (iv) extend any date fixed for any payment of the principal of or interest on any Term Loans or any fees or other amounts payable for the account of the Term Lenders, must be in writing and signed or approved in writing by all Term Lenders;

              (d) Any amendment, waiver or consent which would increase the interest on any Revolving Loan or L/C Obligation or any fees or other amounts payable for the account of the Revolving Lenders hereunder, must be in writing and signed or approved in writing by the Required Class Lenders;

              (e) Any amendment, waiver or consent which would (i) accelerate the Term Loan Maturity Date, (ii) increase the interest on any Term Loan or any fees or other amounts payable for the account of the Term Lenders hereunder or
(iii) accelerate any date fixed for any payment of the principal of or interest on any Term Loans or any fees or other amounts payable for the account of the Term Lenders, must be in writing and signed or approved in writing by the Required Class Lenders;

              (f) Any amendment, modification, termination or waiver of any provision of SECTION 2.05 or 2.07 must be in writing and signed by the Required Class Lenders;

              (g) Any amendment, waiver or consent which increases or decreases the Proportionate Share of any Lender must be in writing and signed by such Lender;

              (h) Any amendment, waiver or consent which affects the rights or duties of the Swing Line Lender under this Agreement must be in writing and signed by the Swing Line Lender;

              (i) Any amendment, waiver or consent which affects the rights or duties of the L/C Issuer under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it must be in writing and signed by the L/C Issuer; and

              (j) Any amendment, waiver or consent which affects the rights or obligations of the Administrative Agent must be in writing and signed by the Administrative Agent.

No failure or delay by the Administrative Agent or any Lender in exercising any right under this Agreement or any other Credit Document shall operate as a waiver thereof or of any other right hereunder or thereunder nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right hereunder or thereunder. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

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       8.05.  SUCCESSORS AND ASSIGNS.

              (a) BINDING EFFECT. This Agreement and the other Credit Documents shall be binding upon and inure to the benefit of the Borrowers, the Lenders, the Administrative Agent, all future holders of the Notes and their respective successors and permitted assigns, except that no Borrower may assign or transfer any of its rights or obligations under any Credit Document without the prior written consent of the Administrative Agent and each Lender.

              (b) PARTICIPATIONS. Any Lender may, without notice to or consent of the Administrative Agent or the Borrower, at any time sell to one or more banks or other financial institutions ("PARTICIPANTS") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under this Agreement and the other Credit Documents (including for purposes of this subsection (b), participations in L/C Obligations and in Swing Line Loans). In the event of any such sale by a Lender of participating interests, such Lender's obligations under this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of its Notes for all purposes under this Agreement and the Borrowers and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement pursuant to which any such sale is effected may require the selling Lender to obtain the consent of the Participant in order for such Lender to agree in writing to any amendment, waiver or consent of a type specified in SECTION 8.04(a), (b), (c), (d), (e), (f) or (g) but may not otherwise require the selling Lender to obtain the consent of such Participant to any other amendment, waiver or consent hereunder. Each Borrower agrees that if amounts outstanding under this Agreement and the other Credit Documents are not paid when due (whether upon acceleration or otherwise), each Participant shall, to the fullest extent permitted by law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement and any other Credit Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement or any other Credit Documents; PROVIDED, HOWEVER, that (i) no Participant shall exercise any rights under this sentence without the consent of the Administrative Agent, (ii) no Participant shall have any rights under this sentence which are greater than those of the selling Lender and (iii) such rights of setoff shall be subject to the obligation of such Participant to share the payment so obtained with all of the Lenders as provided in SECTION 2.11(b). Each Borrower also agrees that each Participant shall be entitled to the benefits of SECTIONS 2.12, 2.13 and 2.14 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (c) of this Section; PROVIDED, that a Participant shall not be entitled to receive any greater payment under SECTION 2.12 or 2.13 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant.

              (c) ASSIGNMENTS. Any Lender may, at any time, sell and assign to any Lender or any Eligible Assignee (individually, an "ASSIGNEE LENDER") all or a portion of its rights and obligations under this Agreement and the other Credit Documents (including for purposes of this subsection (c), participations in L/C Obligations and in Swing Line Loans) (such a sale and assignment to be referred to herein as an "ASSIGNMENT") pursuant to an assignment agreement substantially in the form of EXHIBIT J (an "ASSIGNMENT AGREEMENT"), executed by Assignee

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Lender and such assignor Lender (an "ASSIGNOR LENDER") and delivered to the
Administrative Agent for its acceptance and recording in the Register; PROVIDED, HOWEVER, that:

                     (i) Each Assignee Lender taking an assignment from a Revolving Lender shall provide appropriate assurances and indemnities (which may include letters of credit) to the L/C Issuer and the Swing Line Lender as each may reasonably require with respect to any continuing obligation to purchase participation interests in any L/C Obligations or any Swing Line Loans then outstanding;

                     (ii) Without the written consent of the Administrative Agent and, if no Default has occurred and is continuing, the Borrowers (which consent of the Administrative Agent and the Borrowers shall not be unreasonably withheld or delayed), no Revolving Lender may make any Assignment to any Assignee Lender which is not, immediately prior to such Assignment, a Lender hereunder or an Affiliate thereof;

                     (iii) Without the written consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed), no Term Lender may make any Assignment to any Assignee Lender which is not, immediately prior to such Assignment, a Lender hereunder, an Affiliate thereof or an Approved Fund; and

                     (iv) Without the written consent of the Administrative Agent and, if no Default has occurred and is continuing, the Borrowers (which consent of the Administrative Agent and the Borrowers shall not be unreasonably withheld or delayed), each Assignment shall be in an aggregate amount of not less than (A) in the case of an Assignment of any Revolving Loan or Revolving Loan Commitment, $5,000,000 (or such lesser amount as shall constitute the aggregate amount of the Revolving Loan Commitment, Revolving Loans, Swing Line Loans an participations therein, Letters of Credit and participations therein and other Obligations of the Assignor Lender) and (B) in the case of an Assignment of any Term Loan, $1,000,000 (or (x) such lesser amount as shall constitute the aggregate amount of the Term Loan and other Obligations of the Assignor Lender or (y) such lesser amount as otherwise shall have been agreed upon by the Administrative Agent).

Upon such execution, delivery, acceptance and recording of each Assignment Agreement, from and after the Assignment Effective Date determined pursuant to such Assignment Agreement, (A) each Assignee Lender thereunder shall be a Lender hereunder with Commitments and Loans as set forth on Attachment 1 to such Assignment Agreement and shall have the rights, duties and obligations of such a Lender under this Agreement and the other Credit Documents, and (B) the Assignor Lender thereunder shall be a Lender with Commitments and Loans as set forth on Attachment 1 to such Assignment Agreement, or, if the Commitments and Loans of the Assignor Lender has been reduced to $0, the Assignor Lender shall cease to be a Lender and to have any obligation to make any Loan; provided, however, that any such Assignor Lender which ceases to be a Lender shall continue to be entitled to the benefits of any provision of this Agreement which by its terms survives the termination of this Agreement. Each Assignment Agreement shall be deemed to amend SCHEDULE I to the extent, and only to the extent, necessary to reflect the addition of each Assignee Lender, the deletion of each Assignor Lender which reduces its Commitments and Loans to $0 and the resulting adjustment of Commitments and Loans arising from the purchase by each Assignee Lender of all or a portion of the rights and obligations of an

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Assignor Lender under this Agreement and the other Credit Documents. On or prior to the Assignment Effective Date determined pursuant to each Assignment Agreement, each Borrower, at its own expense, shall execute and deliver to the Administrative Agent, in exchange for the surrendered Revolving Loan Note or Term Loan Note, if any, of the Assignor Lender thereunder, a new Revolving Loan Note or Term Loan Note to the order of each Assignee Lender thereunder that requests such a note (with each new Revolving Loan Note to be in an amount equal to the Revolving Loan Commitment assumed by such Assignee Lender and each new Term Loan Note to be in the original principal amount of the Term Loan then held by such Assignee Lender) and, if the Assignor Lender is continuing as a Lender hereunder, a new Revolving Loan Note or Term Loan Note to the order of the Assignor Lender if so requested by such Assignor Lender (with the new Revolving Loan Note to be in an amount equal to the Revolving Loan Commitment retained by it and the new Term Loan Note to be in the original principal amount of the Term Loan retained by it). Each such new Revolving Loan Note and Term Loan Note shall be dated the Restatement Effective Date, and each such new Note shall otherwise be in the form of the Note replaced thereby. The Notes surrendered by the Assignor Lender shall be returned by the Administrative Agent to the Borrowers marked "replaced". Each Assignee Lender which was not previously a Lender hereunder and which is not incorporated under the laws of the United States of America or a state thereof shall, within three (3) Business Days of becoming a Lender, deliver to the Borrowers and the Administrative Agent two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI (or successor applicable form), as the case may be, certifying in each case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes.

Notwithstanding anything to the contrary contained herein, if at any time Wells Fargo assigns all of its Commitments and Loans pursuant to subsection (c) above, Wells Fargo shall, upon 30 days' notice to the Borrowers and the Lenders, resign as L/C Issuer and Swing Line Lender. In the event of any such resignation as L/C Issuer and Swing Line Lender, the Borrowers shall be entitled to appoint from among the Lenders a successor L/C Issuer and Swing Line Lender hereunder; PROVIDED, HOWEVER, that no failure by the Borrowers to appoint any such successor shall affect the resignation of Wells Fargo as L/C Issuer and Swing Line Lender, as the case may be. Wells Fargo shall retain all the rights and obligations of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer (which Letters of Credit have not been replaced by Letters of Credit issued by the successor L/C Issuer) and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Revolving Loans or fund participations in Unreimbursed Amounts pursuant to SECTION 2.03cC)). Wells Fargo shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such termination (which Swing Line Loans have not been assigned to the successor Swing Line Lender), including the right to require the Lenders to make Base Rate Revolving Loans or fund participations in outstanding Swing Line Loans pursuant to SECTION 2.04(c).

              (d) REGISTER. The Administrative Agent shall maintain at its address referred to in SECTION 8.01 a copy of each Assignment Agreement delivered to it and a register (the "REGISTER") for the recordation of the names and addresses of the Lenders and the Commitments or Loans of each Lender from time to time. The entries in the Register shall be conclusive in the absence of manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Loans recorded

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therein for all purposes of this Agreement. The Register shall be available for inspection by any Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. No Assignment shall be effective unless recorded in the Register.

              (e) REGISTRATION. Upon its receipt of an Assignment Agreement executed by an Assignor Lender and an Assignee Lender (and, to the extent required by SECTION 8.05(c), by the Borrowers and the Administrative Agent) together with payment to the Administrative Agent by Assignor Lender of a registration and processing fee of $3,500 (except that no such fee shall be payable in the case of an assignee which is a Lender, an Affiliate thereof or an Approved Fund or, in the case of assignments on the same day by a Lender to more than one Fund managed or advised by the same investment advisor and which are not then Lenders, only a single $3,500 fee shall be payable for all such assignments by such Lender to such Funds), the Administrative Agent shall (i) promptly accept such Assignment Agreement and (ii) on the Assignment Effective Date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrowers. The Administrative Agent shall, upon request of the Borrowers, prepare and deliver to the Borrowers a revised SCHEDULE I reflecting the names, addresses and respective Commitments or Loans of all Lenders then parties hereto.

              (f) CONFIDENTIALITY. Subject to SECTION 8.10, the Administrative Agent and the Lenders may disclose the Credit Documents and any financial or other information relating to Argosy and its Subsidiaries to each other or to any potential Participant or Assignee Lender.

              (g) PLEDGES TO FEDERAL RESERVE BANKS, ETC.. Notwithstanding any other provision of this Agreement, any Lender may, without the consent of the Borrowers or the Administrative Agent, at any time pledge or assign all or a portion of its rights under this Agreement and the other Credit Documents to a Federal Reserve Bank. In addition, in the case of any Lender that is a Fund, such Lender may, without the consent of the Borrowers or the Administrative Agent, pledge or assign all or a portion of its rights under this Agreement and the other Credit Documents to any trustee for, or any other representative of, holders of obligations owed or securities issued by such Lender as security for such obligations or securities; PROVIDED that any foreclosure or similar action by such trustee or representative shall be subject to the provisions of this
SECTION 8.05 concerning assignments. No such pledge or assignment referred to in this clause (g) shall relieve the pledging or assigning Lender from its obligations under this Agreement and the other Credit Documents.

              (h) ASSIGNMENTS BY WELLS FARGO. Notwithstanding any provision in this SECTION 8.05 to the contrary, no Assignment by Wells Fargo shall be subject to the requirements set forth in clauses (i), (ii), (iii) and (iv) of the proviso of SECTION 8.05(c) until the syndication of the Commitments and the Loans has been successfully completed (as determined by Wells Fargo in its sole discretion), and no registration or processing fee shall be payable in connection with any such Assignment by Wells Fargo.

       8.06.  SETOFF; SECURITY INTEREST.

              (a) SETOFF. In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, with the prior consent of the Administrative Agent but

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without prior notice to or consent of any Borrower, any such notice and consent being expressly waived by such Borrower to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default, to set-off and apply against the Obligations any amount owing from such Lender to any Borrower. The aforesaid right of set-off may be exercised by such Lender against any Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of such Borrower or against anyone else claiming through or against such Borrower or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off may not have been exercised by such Lender at any prior time. Each Lender agrees promptly to notify the Borrowers after any such set-off and application made by such Lender; PROVIDED, that the failure to give such notice shall not affect the validity of such set-off and application.

              (b) SECURITY INTEREST. As security for the Obligations, each Borrower hereby grants to the Administrative Agent and each Lender, for the benefit of the Administrative Agent and all Lenders, a continuing security interest in any and all deposit accounts or moneys of such Borrower now or hereafter maintained with such Lender. Each Lender shall have all of the rights of a secured party with respect to such security interest.

       8.07. NO THIRD PARTY RIGHTS. Nothing expressed in or to be implied from this Agreement is intended to give, or shall be construed to give, any Person, other than the parties hereto and their permitted successors and assigns hereunder, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or under or by virtue of any provision herein.

       8.08. PARTIAL INVALIDITY. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

       8.09. JURY TRIAL. EACH OF THE BORROWERS, THE LENDERS AND THE ADMINISTRATIVE AGENT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY CREDIT DOCUMENT.

       8.10. CONFIDENTIALITY. Neither any Lender nor the Administrative Agent shall disclose to any Person any information with respect to any Loan Party which is furnished pursuant to this Agreement or under the other Credit Documents, except that any Lender or the Administrative Agent may disclose any such information (a) to its own directors, officers, employees, auditors, counsel and other advisors and to its Affiliates; (b) to any other Lender or the Administrative Agent; (c) which is otherwise available to the public; (d) if required or appropriate in any report, statement or testimony submitted to any Governmental Authority (which, for purposes of this SECTION 8.10, shall include the National Association of Insurance Commissioners) having or claiming to have jurisdiction over such Lender or the Administrative Agent; (e) if required in response to any summons or subpoena; (f) in connection with any enforcement by the Lenders

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and the Administrative Agent of their rights under this Agreement or the other
Credit Documents or any litigation among the parties relating to the Credit Documents or the transactions contemplated thereby; (g) to comply with any Requirement of Law applicable to such Lender or the Administrative Agent; (h) to any Assignee Lender or Participant or any prospective Assignee Lender or Participant, provided that such Assignee Lender or Participant or prospective Assignee Lender or Participant agrees to be bound by this SECTION 8.10; (i) to any direct or indirect contractual counterparty in any swap, hedge or similar agreement (or to any such contractual counterparty's professional advisor), so long as such contractual counterparty (or such professional advisor) agrees to be bound by the provisions of this SECTION 8.10; (j) to any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender; or (k) otherwise with the prior consent of such Loan Party; PROVIDED, HOWEVER, that any disclosure made in violation of this Agreement shall not affect the obligations of the Loan Parties under this Agreement and the other Credit Documents.

       8.11. COUNTERPARTS. This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

       8.12. CONSENT TO JURISDICTION. Each Borrower irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New York and the courts of the United States of America located in the Southern District of New York and agrees that any legal action, suit or proceeding arising out of or relating to this Agreement or any of the other Credit Documents may be brought against such party in any such courts. Final judgment against any Borrower in any such action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the judgment, or in any other manner provided by law. Nothing in this SECTION 8.12 shall affect the right of the Administrative Agent or any Lender to commence legal proceedings or otherwise sue any Borrower in any other appropriate jurisdiction, or concurrently in more than one jurisdiction, or to serve process, pleadings and other papers upon any Borrower in any manner authorized by the laws of any such jurisdiction. Each Borrower agrees that process served either personally or by registered mail shall, to the extent permitted by law, constitutes adequate service of process in any such suit. Each Borrower irrevocably waives to the fullest extent permitted by applicable law (a) any objection which it may have now or in the future to the laying of the venue of any such action, suit or proceeding in any court referred to in the first sentence above; (b) any claim that any such action, suit or proceeding has been brought in an inconvenient forum; (c) its right of removal of any matter commenced by any other party in the courts of the State of New York to any court of the United States of America; (d) any immunity which it or its assets may have in respect of its obligations under this Agreement or any other Credit Document from any suit, execution, attachment (whether provisional or final, in aid of execution, before judgment or otherwise) or other legal process; and (e) any right it may have to require the moving party in any suit, action or proceeding brought in any of the courts referred to above arising out of or in connection with this Agreement or any other Credit Document to post security for the costs of such Borrower or to post a bond or to take similar action.

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       8.13.  JOINT AND SEVERAL OBLIGATIONS.

              (a) All of the obligations of the Borrowers under this Agreement and the other Credit Documents shall be joint and several.

              (b) Each Borrower agrees that neither the Administrative Agent nor any Lender shall have any responsibility to inquire into the apportionment, allocation or disposition of any Borrowings or Letters of Credit as among the Borrowers.

              (c) For the purpose of implementing the joint borrower provisions of this Agreement and each of the Credit Documents, each Borrower hereby irrevocably appoints Argosy as its agent and attorney-in-fact for all purposes of this Agreement and each of the Credit Documents, including the giving and receiving of notices and other communications, the making of requests for, or conversions or continuations of, Borrowings and/or Letters of Credit, the execution and delivery of certificates and the receipt and allocation of disbursements from the Lenders. Argosy hereby accepts such appointment. The Administrative Agent and each Lender may regard any notice or other communication pursuant to any Credit Document from Argosy as a notice or communication from all Borrowers and may give any notice or communication required or permitted to be given to any Borrower or Borrowers hereunder to Argosy on behalf of such Borrower or Borrowers. Each Borrower agrees that each notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by Argosy shall be deemed for all purposes to have been made by such Borrower and shall be binding upon and enforceable against such Borrower to the same extent as if the same had been made directly by such Borrower.

              (d) Each Borrower hereby waives, with respect to itself and its obligations hereunder, any right (except as shall be required by applicable statute and cannot be waived) to require the Administrative Agent or any Lender to (i) proceed against any other Borrower, any guarantor or any other Person,
(ii) proceed against or exhaust any security held from any other Borrower, any guarantor or any other Person or (iii) pursue any other remedy in the Administrative Agent or any Lender's power whatsoever. Each Borrower hereby waives any defense based on or arising out of any defense of any other Borrower, any guarantor or any other Person other than payment in full of the Obligations, including any defense based on or arising out of the disability of any other Borrower, any guarantor or any other Person, or the enforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower other than payment in full of the Obligations. Subject to the terms of this Agreement, the Administrative Agent or any Lender may, at its election, foreclose on any security held by the Administrative Agent or any Lender by one or more judicial or non-judicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Administrative Agent or any Lender may have against any other Borrower, any guarantor or any other Person, or any security, without affecting or impairing in any way the liability of any Borrower hereunder except to the extent the Obligations have been paid in full. Each Borrower waives all rights and defenses arising out of any such election of remedies by the Administrative Agent or any Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed any of such

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Borrower's, any other Borrower's or any guarantor's rights of subrogation and reimbursement against any other Borrower or any guarantor.

              (e) Each Borrower waives any defense, right of set-off, claim or counterclaim whatsoever and any and all other rights, benefits, protections and other defenses available to it now or at any time hereafter.

              (f) Each Borrower waives all rights and defenses that such Borrower may have because the Obligations are secured by real property. This means, among other things:

                     (i) The Administrative Agent or any Lender may collect from such Borrower without first foreclosing on any real or personal property collateral pledged by such Borrower, any other Borrower or any guarantor.

                     (ii) If the Administrative Agent or any Lender forecloses on any real property collateral pledged by such Borrower or any other Borrower:

                            (A)    The amount of the debt may be reduced only by
the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

                            (B)    The Administrative Agent or any Lender may
collect from each Borrower even if the Administrative Agent or any Lender, by foreclosing on the real property collateral, has destroyed any right such Borrower may have to collect from any other Borrower or any guarantor.

This is an unconditional and irrevocable waiver of any rights and defenses each Borrower may have because such Borrower's debt is secured by real property.

                     (iii) Each Borrower waives all rights and defenses arising out of an election of remedies by the Administrative Agent or any Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed such Borrower's rights of subrogation and reimbursement against the principal.

              (g) Each Borrower assumes all responsibility for being and keeping itself informed of each other Borrower's and any guarantor's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks which such Borrower or any guarantor assumes and incurs under any Credit Document, and agrees that neither the Administrative Agent nor any Lender shall have no duty to advise such Borrower, any other Borrower or any guarantor of information known to the Administrative Agent or any Lender regarding such circumstances or risks.

       8.14. ASSIGNMENT OF REVOLVING LOANS. (a) On or prior to the Restatement Effective Date, the Administrative Agent shall notify each Revolving Lender of the amount required to be paid by or to such Revolving Lender so that the Revolving Loans held by the Revolving Lenders on the Restatement Effective Date (before giving effect to any new Revolving Loans made on such date) shall be held by each Revolving Lender pro rata in accordance with the Revolving Loan Commitments of the Lenders set forth in PART A of SCHEDULE I. Each Revolving Lender

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which is required to reduce the amount of Revolving Loans held by it
(each such Lender, a "DECREASING LENDER") shall irrevocably assign, without recourse or warranty of any kind whatsoever (except that each Decreasing Lender warrants that it is the legal and beneficial owner of the Loans assigned by it under this SECTION 8.14 and that such Loans are held by such Decreasing Lender free and clear of adverse claims), to each Revolving Lender which is required to increase the amount of Revolving Loans held by it (each such Lender, an "INCREASING LENDER"), and each Increasing Lender shall irrevocably acquire from the Decreasing Lenders, a portion of the principal amount of the Revolving Loans of each Decreasing Lender (collectively, the "ACQUIRED PORTION") outstanding on the Restatement Effective Date (before giving effect to any new Revolving Loans made on such date) in an amount such that the principal amount of the Revolving Loans held by each Increasing Lender and each Decreasing Lender as of the Restatement Effective Date shall be held in accordance with each such Lender's Proportionate Share (if any) as of such date. Such assignment and acquisition shall be effective on the Restatement Effective Date automatically and without any action required on the part of any party other than the payment by the Increasing Lenders to the Administrative Agent for the account of the Decreasing Lenders of an aggregate amount equal to the Acquired Portion, which amount shall be allocated and paid by the Administrative Agent at or before 12:00 p.m. on the Restatement Effective Date to the Decreasing Lenders pro rata based upon the respective reductions in the principal amount of the Revolving Loans held by such Revolving Lenders on the Restatement Effective Date (before giving effect to any new Revolving Loans made on such date). Each of the Administrative Agent and the Lenders shall adjust its records accordingly to reflect the payment of the Acquired Portion. The payment to be made in respect of the Acquired Portion shall be made by the Increasing Lenders to the Administrative Agent in Dollars in immediately available funds at or before 11:00 a.m. on the Restatement Effective Date, such payment to be made by the Increasing Lenders pro rata based upon the respective increases in the principal amount of the Revolving Loans held by such Revolving Lenders on the Restatement Effective Date (before giving effect to any new Revolving Loans made on such date).

       (b) To the extent any of the Revolving Loans acquired by the Increasing Lenders from the Decreasing Lenders pursuant to SECTION 8.14(a) above are LIBOR Loans and the Restatement Effective Date is not the last day of an Interest Period for such LIBOR Loans, the Decreasing Lenders shall be entitled to compensation from the Borrowers as provided in Section 2.07(c) of the Existing Credit Agreement (as if the Borrowers had prepaid such LIBOR Loans in an amount equal to the Acquired Portion on the Restatement Effective Date). The payment made by the Increasing Lenders in respect of the Acquired Portion shall constitute a Loan made by the Increasing Lenders on the Restatement Effective Date, and to the extent any Loan acquired by the Increasing Lenders on the Restatement Effective Date is a LIBOR Loan and such date is not the last day of an Interest Period for such LIBOR Loan, such LIBOR Loan shall accrue interest at the rate then applicable to such Loan until such last day; PROVIDED, HOWEVER, that the Borrowers shall compensate the Increasing Lenders for an amount equal to the amount, if any, by which the cost to the Increasing Lenders of funding the amount of each such Loan in the respective market for the period from such date to the last day of the then Interest Period for such Loan exceeds such applicable rate.

       8.15.  APPLICATION OF GAMING LAWS.

              (a) This Agreement and the other Credit Documents are subject to Gaming Laws and laws involving the sale or distribution of liquor (the "LIQUOR LAWS"). Without limiting the foregoing, each of the Administrative Agent and the Lenders acknowledges that (i) it is subject to being called forward by the Gaming Authorities or the Governmental Authorities enforcing the Liquor Laws, in their discretion, for licensing or a finding of suitability or to file or provide other information, and (ii) all rights, remedies and powers in or under this Agreement and the other Credit Documents, including with respect to the Collateral (including Equity Securities) and the ownership and operation of Gaming Facilities, may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of the Gaming Laws and Liquor Laws and only to the extent that required approvals (including prior approvals) are obtained from the requisite Governmental Authorities.

              (b) Each of the Administrative Agent and the Lenders agrees to cooperate with all Gaming Authorities (or be subject to the provisions of SECTION 2.16) in connection with the provision of such documents or other information as may be requested by such Gaming Authorities relating to the Loan Parties or to the Credit Documents.

              (c) If during the existence of an Event of Default hereunder or under any of the other Credit Documents it shall become necessary, or in the opinion of the Required Lenders advisable, for an agent, supervisor, receiver or other representative of the Administrative Agent and the Lenders to become licensed under any Governmental Rule as a condition to receiving the benefit of any Collateral encumbered by the Security Documents or other Credit Documents or to otherwise enforce the rights of the Administrative Agent and the Lenders under the Credit Documents, the Borrowers hereby agree to grant such license or licenses and to execute such further documents as may be required in connection with the evidencing of such consent.

       8.16. DAMAGES; INSURANCE AND CONDEMNATION PROCEEDS; MISSOURI LEVEE CONDEMNATION.

              (a) (i) All awards of damages and all other compensation payable directly or indirectly by reason of a condemnation or proposed condemnation (or transfer in lieu thereof) for public or private use affecting the Collateral;
(ii) all other claims and awards for damages to or decrease in value of the Collateral; (iii) all proceeds of any insurance policies payable by reason of loss sustained to the Collateral or due to a business interruption; and (iv) all interest which may accrue on any of the foregoing, are all absolutely and irrevocably assigned to and shall be paid to the Administrative Agent for the benefit of itself and the Lenders. At any time that an Event of Default shall have occurred and be continuing, (x) upon prior notice to the Borrowers, the Administrative Agent may commence, appear in, defend or prosecute any assigned claim or action, and may adjust, compromise, settle and collect all claims and awards assigned to the Administrative Agent, PROVIDED, HOWEVER, that in no event shall the Administrative Agent be responsible for any failure to collect any claim or award, regardless of the cause of the failure and (y) the Administrative Agent may apply all or any insurance or condemnation proceeds it receives to its expenses in settling, prosecuting or defending any such claim and apply the balance to the Obligations in accordance with SECTION 2.08(c).

              (b) If no Event of Default has occurred and is continuing, the Administrative Agent shall release to the Borrowers any insurance or condemnation proceeds not exceeding $10,000,000 to be applied by the Borrowers to the restoration of the insured damage. If any insurance or condemnation proceeds exceed $10,000,000 or in any event, if an Event of Default has occurred and is continuing, then the Administrative Agent shall apply all of such insurance or condemnation proceeds to pay the Obligations in accordance with SECTION 2.07(c)(vi) (if no Event of Default has occurred and is continuing) or SECTION 2.08(c) (if an Event of Default has occurred and is continuing); PROVIDED, that in lieu of such application, the Required Lenders in their sole discretion may permit insurance or condemnation proceeds held by the Administrative Agent to be used for repair or restoration but may impose reasonable conditions on such use including, without limitation:
(i) the deposit with the Administrative Agent of such additional funds which the Administrative Agent determines are needed to pay all costs of the repair or restoration (including, without limitation, taxes, financing charges, insurance and rent during the repair period); (ii) the establishment of an arrangement for lien releases and disbursement of funds acceptable to the Administrative Agent;
(iii) the delivery to the Administrative Agent of evidence reasonably acceptable to the Administrative Agent (A) that after completion of the work the income from the applicable Gaming Facility will be sufficient to pay all expenses of such Gaming Facility and (B) of the satisfaction of any additional conditions that the Administrative Agent and the Required Lenders may reasonably establish to protect their Lien. Each Borrower hereby acknowledges that the conditions described above are reasonable. If such conditions, together with any other reasonable conditions imposed by the Administrative Agent and the Required Lenders, have not been satisfied within ninety (90) days of receipt by the Administrative Agent of such insurance or condemnation proceeds or if an Event of Default occurs and is continuing, then the Administrative Agent shall apply such insurance or condemnation proceeds to pay the Obligations in accordance with SECTION 2.07(c)(vi) (if no Event of Default has occurred and is continuing) or SECTION 2.08(c) (if an Event of Default has occurred and is continuing).

              (c) Concurrently, or substantially concurrent, with closing of the Missouri Levee Condemnation, the Administrative Agent shall cause: (i) the Missouri Condemnation Fee Property to be released from the Security Documents which relate to the Riverside Casino; and (ii) the Security Documents which relate to the Riverside Casino to be subordinated to the Missouri Condemnation Easements; in each case pursuant to such documentation and subject to such conditions as are acceptable to the Administrative Agent in its sole discretion.
       8.17. EFFECTIVENESS OF RESTATEMENT. The Borrowers, the Lenders and the Administrative Agent agree that upon the satisfaction of the conditions set forth in Section 3.01, the following transactions shall be deemed to occur automatically, without further action by any party hereto (except as set forth below):

              (a) The Existing Credit Agreement shall be deemed to be amended and restated in its entirety in the form of this Agreement.

              (b) The Administrative Agent shall, promptly after receipt of the Notes reflecting the amendments to the Existing Credit Agreement effected hereunder, cancel and return to the Borrowers (upon receipt from the Lenders) the promissory notes being replaced by such Notes.

       Each Borrower, each Lender and the Administrative Agent agree that (i) the restatement transactions provided in the foregoing sentence shall not be effective until the execution of this

Agreement by all of the parties hereto and the satisfaction of the conditions precedent set forth in Section 3.01 hereof; (ii) all terms and conditions of the Existing Credit Agreement which are amended and restated by this Agreement shall remain effective until such amendment and restatement becomes effective hereunder and thereafter shall continue to be effective only as amended and restated by this Agreement and (iii) the representations, warranties and covenants set forth herein shall become effective on the date on which such conditions are satisfied.

       8.18. DEPARTING LENDERS. Upon the effectiveness of this Agreement and the payment to the Departing Lenders of the Obligations due it, (a) the Departing Lenders shall have no further Commitment hereunder and (b) the Departing Lenders shall cease to have any rights or duties as Lenders hereunder; PROVIDED, that the Departing Lenders shall remain entitled to indemnities under the Existing Credit Agreement which by their terms survive the termination of the Existing Credit Agreement.

                       [The first signature page follows.]

       IN WITNESS WHEREOF, the Borrowers, the Lenders, the Administrative Agent, the L/C Issuer and the Swing Line Lender have caused this Agreement to be executed as of the day and year first above written.

                                    BORROWERS:


                                    ARGOSY GAMING COMPANY, a Delaware
                                    corporation


                                    By: /s/  Dale R. Black
                                        ----------------------------------------
                                    Name: Dale R. Black
                                    Title: Senior Vice President and CFO


                                    ALTON GAMING COMPANY, an Illinois
                                    corporation


                                    By: /s/  Dale R. Black
                                        ----------------------------------------
                                    Name: Dale R. Black
                                    Title: Treasurer


                                    ARGOSY OF IOWA, INC., an Iowa
                                    corporation


                                    By: /s/  Dale R. Black
                                        ----------------------------------------
                                    Name: Dale R. Black
                                    Title: Treasurer


                                    ARGOSY OF LOUISIANA, INC., a Louisiana
                                    corporation


                                    By: /s/  Dale R. Black
                                        ----------------------------------------
                                    Name: Dale R. Black
                                    Title: Treasurer

                                    BELLE OF SIOUX CITY, L.P., an Iowa
                                    limited partnership

                                    By: Iowa Gaming Company, an Iowa
                                        corporation
                                    Its:General Partner


                                    By: /s/  Dale R. Black
                                        ----------------------------------------
                                    Name: Dale R. Black
                                    Title: Treasurer


                                    CATFISH QUEEN PARTNERSHIP IN
                                    COMMENDAM, a Louisiana partnership in
                                    commendam

                                    By: Argosy of Louisiana, Inc., a Louisiana
                                        corporation
                                    Its:General Partner


                                    By: /s/  Dale R. Black
                                        ----------------------------------------
                                    Name: Dale R. Black
                                    Title: Treasurer

                                    By: Jazz Enterprises, Inc., a Louisiana
                                        corporation
                                    Its:Limited Partner


                                    By: /s/  Dale R. Black
                                        ----------------------------------------
                                    Name: Dale R. Black
                                    Title: Treasurer

                                    CENTROPLEX CENTRE CONVENTION
                                    HOTEL, L.L.C., a Louisiana
                                    limited liability company

                                    By: Argosy Gaming Company, a Delaware
                                        corporation
                                    Its:Sole Member


                                    By: /s/  Dale R. Black
                                        ----------------------------------------
                                    Name: Dale R. Black
                                    Title: Treasurer


                                    EMPRESS CASINO JOLIET
                                    CORPORATION, an Illinois corporation


                                    By: /s/  Dale R. Black
                                        ----------------------------------------
                                    Name: Dale R. Black
                                    Title: Treasurer


                                    INDIANA GAMING II, L.P., an Indiana
                                    limited partnership

                                    By: Indiana Gaming Holding Company, an
                                        Indiana corporation
                                    Its:General Partner


                                    By: /s/  Dale R. Black
                                        ----------------------------------------
                                    Name: Dale R. Black
                                    Title: Treasurer


                                    THE INDIANA GAMING COMPANY, an
                                    Indiana corporation


                                    By: /s/  Dale R. Black
                                        ----------------------------------------
                                    Name: Dale R. Black
                                    Title: Treasurer

                                    INDIANA GAMING HOLDING
                                    COMPANY, an Indiana corporation


                                    By: /s/  Dale R. Black
                                        ----------------------------------------
                                    Name: Dale R. Black
                                    Title: Treasurer


                                    INDIANA GAMING COMPANY, L.P., an
                                    Indiana limited partnership

                                    By: The Indiana Gaming Company, an Indiana
                                    corporation
                                    Its:General Partner


                                    By: /s/  Dale R. Black
                                        ----------------------------------------
                                    Name: Dale R. Black
                                    Title: Treasurer


                                    IOWA GAMING COMPANY, an Iowa corporation


                                    By: /s/  Dale R. Black
                                        ----------------------------------------
                                    Name: Dale R. Black
                                    Title: Treasurer


                                    JAZZ ENTERPRISES, INC., a Louisiana
                                    corporation


                                    By: /s/  Dale R. Black
                                        ----------------------------------------
                                    Name: Dale R. Black
                                    Title: Treasurer

                                    THE MISSOURI GAMING COMPANY, a
                                    Missouri corporation


                                    By: /s/  Dale R. Black
                                        ----------------------------------------
                                    Name: Dale R. Black
                                    Title: Treasurer


                                    ADMINISTRATIVE AGENT, L/C ISSUER
                                    AND SWING LINE LENDER:

                                    WELLS FARGO BANK, NATIONAL
                                    ASSOCIATION


                                    By: /s/  Casey Potter
                                        ----------------------------------------
                                    Name: Casey Potter
                                    Title: V.P.


                                    THE LENDERS:


                                    WELLS FARGO BANK, NATIONAL
                                    ASSOCIATION


                                    By: /s/  Casey Potter
                                        ----------------------------------------
                                    Name: Casey Potter
                                    Title: V.P.

                                        CREDIT LYONNAIS LOS ANGELES BRANCH


                                    By: /s/  Dianne M. Scott
                                        ----------------------------------------
                                    Name: Dianne M. Scott
                                    Title: Senior Vice President and Manager

                                    BANK OF SCOTLAND


                                    By: /s/  Joseph Fratus
                                        ----------------------------------------
                                    Name: Joseph Fratus
                                    Title: Vice President

                                    BANKERS TRUST COMPANY


                                    By: /s/  Brenda Casey
                                        ----------------------------------------
                                    Name: Brenda Casey
                                    Title: Vice President

                                    LASALLE BANK, N.A.


                                    By: /s/   Marlene Bartlettt
                                        ----------------------------------------
                                    Name: Marlene Bartlett
                                    Title: Assistant Vice President

                                    FIRSTAR BANK, N.A.


                                    By: /s/   Brian H. Gallagher
                                        ----------------------------------------
                                    Name: Brian H. Gallagher
                                    Title: Assistant Vice President

                                    THE CIT GROUP/EQUIPMENT
                                    FINANCING, INC.


                                    By: /s/   Barry Blailock
                                        ----------------------------------------
                                    Name: Barry Blailock
                                    Title: Assistant Vice President/Credit

                                    FLEET NATIONAL BANK


                                    By: /s/   John T. Harrison
                                        ----------------------------------------
                                    Name: John T. Harrison
                                    Title: Senior Vice President

                                    NATIONAL CITY BANK OF INDIANA


                                    By: /s/   Mark A. Minnick
                                        ----------------------------------------
                                    Name: Mark A. Minnick
                                    Title: Senior Vice President

                                    WEST COAST BANK


                                    By: /s/   Timothy B. Johnson
                                        ----------------------------------------
                                    Name: Timothy B. Johnson
                                    Title: Vice President

                                    FIRST HAWAIIAN BANK


                                    By: /s/   Seydou Diallo
                                        ----------------------------------------
                                    Name: Seydou Diallo
                                    Title: Media Finance Officer

                                    HIBERNIA NATIONAL BANK


                                    By: /s/   Ross S. Wales
                                        ----------------------------------------
                                    Name: Ross S. Wales
                                    Title: Vice President

                                   SCHEDULE I

                                   THE LENDERS


                                     PART A

                      COMMITMENTS AND PROPORTIONATE SHARES


                                     ------------------   ------------------   -----------------   ------------------
                                         Revolving            Revolving              Term                Term
                                            Loan            Proportionate            Loan            Proportionate
                                         Commitment             Share             Commitment             Share
------------------------------------ ------------------   ------------------   -----------------   ------------------

Wells Fargo Bank, National             $75,000,000.00       18.75000000%       $275,000,000.00         100.000%
Association
------------------------------------ ------------------   ------------------   -----------------   ------------------

Credit Lyonnais Los Angeles Branch     $75,000,000.00       18.75000000%              0                    0
------------------------------------ ------------------   ------------------   -----------------   ------------------

Bank of Scotland                       $50,000,000.00       12.50000000%              0                    0
------------------------------------ ------------------   ------------------   -----------------   ------------------

Bankers Trust Company                  $40,000,000.00       10.00000000%              0                    0
------------------------------------ ------------------   ------------------   -----------------   ------------------

LaSalle Bank, N.A.                     $35,000,000.00        8.75000000%              0                    0
------------------------------------ ------------------   ------------------   -----------------   ------------------

Firstar Bank, N.A.                     $25,000,000.00        6.25000000%              0                    0
------------------------------------ ------------------   ------------------   -----------------   ------------------

The CIT Group/Equipment Financing,     $25,000,000.00        6.25000000%              0                    0
Inc.
------------------------------------ ------------------   ------------------   -----------------   ------------------

Fleet National Bank                    $25,000,000.00        6.25000000%              0                    0
------------------------------------ ------------------   ------------------   -----------------   ------------------

National City Bank of Indiana          $15,000,000.00        3.75000000%              0                    0
------------------------------------ ------------------   ------------------   -----------------   ------------------

West Coast Bank                        $15,000,000.00        3.75000000%              0                    0
------------------------------------ ------------------   ------------------   -----------------   ------------------

First Hawaiian Bank                    $15,000,000.00        3.75000000%              0                    0
------------------------------------ ------------------   ------------------   -----------------   ------------------

Hibernia National Bank                 $5,000,000.00         1.25000000%              0                    0
------------------------------------ ------------------   ------------------   -----------------   ------------------

     Totals                           $400,000,000.00       100.00000000%      $275,000,000.00       100.00000000%
------------------------------------ ------------------   ------------------   -----------------   ------------------


                                  SCHEDULE I-1

                                     PART B

                              ADDRESSES FOR NOTICES

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Administrative Agent, L/C Issuer, Swing Line Lender and a Lender

NOTICES:

Wells Fargo Bank, National Association
5340 Kietzke
Suite 201
Reno, NV  89511
Attention:    Casey Potter
              Vice President
Telephone:    (775) 689-6008
Facsimile:    (775) 689-6029

DOMESTIC AND EURO-DOLLAR LENDING OFFICE:

Wells Fargo Bank, National Association
201 3rd Street, 8th Floor
San Francisco, CA  94103
Attention:    Athene Mims
              Operations Consultant
Telephone:    (415) 477-5379
Facsimile:    (415) 546-6353

CREDIT LYONNAIS LOS ANGELES BRANCH
as Syndication Agent and a Lender

NOTICES:

Credit Lyonnais Los Angeles Branch
515 South Flower Street
22nd Floor
Los Angeles, CA  90071
Attention:    Steven M. Bradley
              Vice President
Telephone:    (213) 362-5956
Facsimile:    (213) 623-3437

                                  SCHEDULE I-2

DOMESTIC AND EURO-DOLLAR LENDING OFFICE:

Credit Lyonnais Los Angeles Branch
515 South Flower Street
22nd Floor
Los Angeles, CA  90071
Attention:    Steven M. Bradley
              Vice President
Telephone:    (213) 362-5956
Facsimile:    (213) 623-3437

BANK OF SCOTLAND
as Documentation Agent and a Lender

NOTICES:

Bank of Scotland
565 Fifth Avenue
New York, NY  10017
Attention:    Joseph Fratus
              Vice President
Telephone:    (212) 450-0800
Facsimile:    (212) 557-9460

DOMESTIC AND EURO-DOLLAR LENDING OFFICE:

Bank of Scotland
565 Fifth Avenue
New York, NY  10017
Attention:    Joseph Fratus
              Vice President
Telephone:    (212) 450-0800
Facsimile:    (212) 557-9460

BANKERS TRUST COMPANY
as as Documentation Agent and a Lender

NOTICES:

Bankers Trust Company
130 Liberty Street
25th Floor
New York, NY  10006
Attention:    George Reynolds
Telephone:    (212) 250-2863
Facsimile:    (212) 669-0743

                                  SCHEDULE I-3

DOMESTIC AND EURO-DOLLAR LENDING OFFICE:

Bankers Trust Company
130 Liberty Street
25th Floor
New York, NY 10006
Attention:    George Reynolds
Telephone:    (212) 250-2863
Facsimile:    (212) 669-0743

LASALLE BANK, N.A.
as a Lender

NOTICES:

LaSalle Bank, N.A.
135 South LaSalle Street
2nd Floor
Chicago, IL  60603
Telephone:    (312) 904-2121
Facsimile:    (312) 904-0432

DOMESTIC AND EURO-DOLLAR LENDING OFFICE:

LaSalle Bank, N.A.
135 South LaSalle Street
2nd Floor
Chicago, IL  60603
Telephone:    (312) 904-2121
Facsimile:    (312) 904-0432

FIRSTAR BANK, N.A.
as a Lender

NOTICES:

Firstar Bank, N.A.
425 Walnut Street
M.L. 8160
Cincinnati, OH  45201
Attention:    Brian Gallagher
              Vice President
Telephone:    (513) 632-4716
Facsimile:    (513) 632-2068

                                  SCHEUDLE I-4

DOMESTIC AND EURO-DOLLAR LENDING OFFICE:

Firstar Bank, N.A.
425 Walnut Street
M.L. 8160
Cincinnati, OH  45201
Attention:    Brian Gallagher
              Vice President
Telephone:    (513) 632-4716
Facsimile:    (513) 632-2068

THE CIT GROUP/EQUIPMENT FINANCING, INC.
as a Lender

NOTICES:

The CIT Group/Equipment Financing, Inc.
900 Ashwood Parkway
Suite 600
Atlanta, GA  30338
Telephone:    (770) 551-7884
Facsimile:    (770) 206-9295

DOMESTIC AND EURO-DOLLAR LENDING OFFICE:

The CIT Group/Equipment Financing, Inc.
900 Ashwood Parkway
Suite 600
Atlanta, GA  30338
Telephone:    (770) 551-7884
Facsimile:    (770) 206-9295

FLEET NATIONAL BANK
as a Lender

NOTICES:

Fleet National Bank
3670 Route 9 South
2nd Floor
Freehold, NJ  07728
Attention:    John Harrison
Telephone:    (732) 294-4282
Facsimile:    (732) 780-0754

                                  SCHEDULE I-5

DOMESTIC AND EURO-DOLLAR LENDING OFFICE:

Fleet National Bank
3670 Route 9 South
2nd Floor
Freehold, NJ  07728
Attention:     John Harrison
Telephone:     (732) 294-4282
Facsimile:     (732) 780-0754

NATIONAL CITY BANK OF INDIANA
as a Lender

NOTICES:

National City Bank of Indiana
110 West Berry Street
Suite 2400
Fort Wayne, IN  46802
Telephone:    (219) 461-6271
Facsimile:    (219) 461-7471

DOMESTIC AND EURO-DOLLAR LENDING OFFICE:

National City Bank of Indiana
110 West Berry Street
Suite 2400
Fort Wayne, IN  46802
Telephone:    (219) 461-6271
Facsimile:    (219) 461-7471

WEST COAST BANK
as a Lender

NOTICES:

West Coast Bank
301 Church Street NE
P.O. Box 428
Salem, OR  97308
Telephone:    (503) 399-2951
Facsimile:    (503) 399-3937

                                  SCHEDULE I-6

DOMESTIC AND EURO-DOLLAR LENDING OFFICE:

West Coast Bank
301 Church Street NE
P.O. Box 428
Salem, OR  97308
Telephone:    (503) 399-2951
Facsimile:    (503) 399-3937

FIRST HAWAIIAN BANK
as a Lender

NOTICES:

First Hawaiian Bank
180 Montgomery Street
25th Floor
San Francisco, CA  94104
Attention:    Donald C. Young
              Vice President
Telephone:    (415) 765-4906
Facsimile:    (415) 362-4855

DOMESTIC AND EURO-DOLLAR LENDING OFFICE:

First Hawaiian Bank
180 Montgomery Street
25th Floor
San Francisco, CA  94104
Attention:    Donald C. Young
              Vice President
Telephone:    (415) 765-4906
Facsimile:    (415) 362-4855

HIBERNIA NATIONAL BANK
as a Lender

NOTICES:

Hibernia National Bank
313 Carondelet Street
New Orleans, LA  70130
Attention:    Ross Wales
              Vice President
Telephone:    (504) 533-5719
Facsimile:    (504) 533-2060

                                  SCHEDULE I-7

DOMESTIC AND EURO-DOLLAR LENDING OFFICE:

Hibernia National Bank
313 Carondelet Street
New Orleans, LA  70130
Attention:    Ross Wales
              Vice President
Telephone:    (504) 533-5719
Facsimile:    (504) 533-2060

                                  SCHEDULE I-8

                                   SCHEDULE II

                           EXISTING LETTERS OF CREDIT

                                  SCHEDULE III

                       DESCRIPTION OF ALTON REAL PROPERTY

                                   SCHEDULE IV

                    DESCRIPTION OF BATON ROUGE REAL PROPERTY

                                        I

                                   SCHEDULE V

                       DESCRIPTION OF JOLIET REAL PROPERTY

                                   SCHEDULE VI

                    DESCRIPTION OF LAWRENCEBURG REAL PROPERTY

                                  SCHEDULE VII

                     DESCRIPTION OF RIVERSIDE REAL PROPERTY

                                  SCHEDULE VIII

                     DESCRIPTION OF SIOUX CITY REAL PROPERTY

                                SCHEDULE 4.01(g)

                                   LITIGATION

                                SCHEDULE 4.01(h)

                      INTERCOMPANY NOTES AND REAL PROPERTY

                                SCHEDULE 4.01(l)

                               MULTIEMPLOYER PLANS

                                SCHEDULE 4.01(n)

                              INTELLECTUAL PROPERTY

                                SCHEDULE 4.01(q)

                                  SUBSIDIARIES

                                SCHEDULE 4.01(t)

                                  LABOR MATTERS

                                SCHEDULE 4.01(aa)

                             CONTINGENT OBLIGATIONS

                                SCHEDULE 5.01(d)

                               EXISTING INSURANCE

                               SCHEDULE 5.02(a)

                              EXISTING LIABILITIES

                                SCHEDULE 5.02(b)

                                 EXISTING LIENS

                                        I

                                SCHEDULE 5.02(e)

                              EXISTING INVESTMENTS

                                SCHEDULE 5.03(e)

                         SPECIFIED CAPITAL EXPENDITURES

                                SCHEDULE 8.16(c)

                MISSOURI CONDEMNATION EASEMENTS AND FEE PROPERTY

                                    EXHIBIT A

                       NOTICE OF REVOLVING LOAN BORROWING

[Date]

Wells Fargo Bank, National Association
   as the Administrative Agent
[Address]
Attn:  [Name]

       1. Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of July 31, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Argosy Gaming Company, a Delaware corporation, Alton Gaming Company, an Illinois corporation, Argosy of Iowa, Inc., an Iowa corporation, Argosy of Louisiana, Inc., a Louisiana corporation, Belle of Sioux City, L.P., an Iowa limited partnership, Catfish Queen Partnership in Commendam, a Louisiana partnership in commendam, Centroplex Centre Convention Hotel, L.L.C., a Louisiana limited liability company, Empress Casino Joliet Corporation, an Illinois corporation, Indiana Gaming II, L.P., an Indiana limited partnership, The Indiana Gaming Company, an Indiana corporation, Indiana Gaming Holding Company, an Indiana corporation, Indiana Gaming Company, L.P., an Indiana limited partnership, Iowa Gaming Company, an Iowa corporation, Jazz Enterprises, Inc., a Louisiana corporation, and The Missouri Gaming Company, a Missouri corporation (collectively, the "Borrowers"), the financial institutions listed in SCHEDULE I to the Credit Agreement (the "Lenders"), Credit Lyonnais Los Angeles Branch, as Syndication Agent, Bank of Scotland and Bankers Trust Company, as Documentation Agents, and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), L/C Issuer and Swing Line Lender. Unless otherwise indicated, all terms defined in the Credit Agreement have the same respective meanings when used herein.

       2. Pursuant to SECTION 2.01(b) of the Credit Agreement, the Borrowers hereby irrevocably request a Revolving Loan Borrowing upon the following terms:

              (a) The principal amount of the requested Revolving Loan Borrowing is to be $__________;

              (b) The requested Revolving Loan Borrowing is to consist of ["Base Rate" or "LIBOR"] Loans;

              (c) If the requested Revolving Loan Borrowing is to consist of LIBOR Loans, the initial Interest Period for such Loans will be __________ month[s]; and

              (d) The date of the requested Revolving Loan Borrowing is to be __________, ____.

       3. The Borrowers hereby certify to the Administrative Agent and the Lenders that, on the date of this Notice of Revolving Loan Borrowing and after giving effect to the requested Revolving Loan Borrowing:

              (a) The representations and warranties of the Borrowers set forth in ARTICLE IV of the Credit Agreement and in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

              (b)    No Default has occurred and is continuing;

              (c)    All of the Credit Documents are in full force and effect;

              (d) The Effective Amount of all outstanding Revolving Loans, L/C Obligations and Swing Line Loans, together with all other Indebtedness then outstanding under the Credit Agreement, would be permitted under either Section 4.07(a)(i) of the Senior Subordinated Indenture or the interest coverage ratio test set forth in the first paragraph of Section 4.07(a) of the Senior Subordinated Indenture; and

              (e) Attached hereto is an officer's certificate demonstrating compliance with Section 4.07 of the Senior Subordinated Indenture.

       4. Please disburse the proceeds of the requested Revolving Loan Borrowing to:



       IN WITNESS WHEREOF, the Borrowers have executed this Notice of Revolving Loan Borrowing on the date set forth above.

                            ARGOSY GAMING COMPANY, a Delaware
                            corporation, for itself and as agent for the other Borrowers


                            By:
                                --------------------------------------------
                            Name:
                                  ------------------------------------------
                            Title:
                                  ------------------------------------------

                                    EXHIBIT B

                       NOTICE OF REVOLVING LOAN CONVERSION

[Date]

Wells Fargo Bank, National Association
  as the Administrative Agent
[Address]
Attn:  [Name]

       1. Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of July 31, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Argosy Gaming Company, a Delaware corporation, Alton Gaming Company, an Illinois corporation, Argosy of Iowa, Inc., an Iowa corporation, Argosy of Louisiana, Inc., a Louisiana corporation, Belle of Sioux City, L.P., an Iowa limited partnership, Catfish Queen Partnership in Commendam, a Louisiana partnership in commendam, Centroplex Centre Convention Hotel, L.L.C., a Louisiana limited liability company, Empress Casino Joliet Corporation, an Illinois corporation, Indiana Gaming II, L.P., an Indiana limited partnership, The Indiana Gaming Company, an Indiana corporation, Indiana Gaming Holding Company, an Indiana corporation, Indiana Gaming Company, L.P., an Indiana limited partnership, Iowa Gaming Company, an Iowa corporation, Jazz Enterprises, Inc., a Louisiana corporation, and The Missouri Gaming Company, a Missouri corporation (collectively, the "Borrowers"), the financial institutions listed in SCHEDULE I to the Credit Agreement (the "Lenders"), Credit Lyonnais Los Angeles Branch, as Syndication Agent, Bank of Scotland and Bankers Trust Company, as Documentation Agents, and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), L/C Issuer and Swing Line Lender. Unless otherwise indicated, all terms defined in the Credit Agreement have the same respective meanings when used herein.

       2. Pursuant to SECTION 2.01(d) of the Credit Agreement, the Borrowers hereby irrevocably request to convert a Revolving Loan Borrowing as follows:

              (a) The Revolving Loan Borrowing to be converted consists of ["Base Rate" or "LIBOR"] Loans in the aggregate principal amount of $__________ which were initially advanced to the Borrowers on __________, ____;

              (b) The Revolving Loans in the Revolving Loan Borrowing are to be converted into ["Base Rate" or "LIBOR"] Loans;

              (c) If such Revolving Loans are to be converted into LIBOR Loans, the initial Interest Period for such Revolving Loans commencing upon conversion will be __________ months; and

              (d)    The date of the requested conversion is to be __________,
____.

       3. The Borrowers hereby certify to the Administrative Agent and the Lenders that, on the date of this Notice of Revolving Loan Conversion, and after giving effect to the requested conversion, no Event of Default has occurred and is continuing.(1)

---------------------
(1) Include if the Revolving Loans are to be converted into LIBOR Loans.

       IN WITNESS WHEREOF, the Borrowers have executed this Notice of Revolving Loan Conversion on the date set forth above.

                            ARGOSY GAMING COMPANY, a Delaware
                            corporation, for itself and as agent for the other Borrowers


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------

                                    EXHIBIT C

               NOTICE OF REVOLVING LOAN INTEREST PERIOD SELECTION

[Date]

Wells Fargo Bank, National Association
  as the Administrative Agent
[Address]
Attn:  [Name]

       1. Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of July 31, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Argosy Gaming Company, a Delaware corporation, Alton Gaming Company, an Illinois corporation, Argosy of Iowa, Inc., an Iowa corporation, Argosy of Louisiana, Inc., a Louisiana corporation, Belle of Sioux City, L.P., an Iowa limited partnership, Catfish Queen Partnership in Commendam, a Louisiana partnership in commendam, Centroplex Centre Convention Hotel, L.L.C., a Louisiana limited liability company, Empress Casino Joliet Corporation, an Illinois corporation, Indiana Gaming II, L.P., an Indiana limited partnership, The Indiana Gaming Company, an Indiana corporation, Indiana Gaming Holding Company, an Indiana corporation, Indiana Gaming Company, L.P., an Indiana limited partnership, Iowa Gaming Company, an Iowa corporation, Jazz Enterprises, Inc., a Louisiana corporation, and The Missouri Gaming Company, a Missouri corporation (collectively, the "Borrowers"), the financial institutions listed in SCHEDULE I to the Credit Agreement (the "Lenders"), Credit Lyonnais Los Angeles Branch, as Syndication Agent, Bank of Scotland and Bankers Trust Company, as Documentation Agents, and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), L/C Issuer and Swing Line Lender. Unless otherwise indicated, all terms defined in the Credit Agreement have the same respective meanings when used herein.

       2. Pursuant to SECTION 2.01(e) of the Credit Agreement, the Borrowers hereby irrevocably select a new Interest Period for a Revolving Loan Borrowing as follows:

              (a) The Revolving Loan Borrowing for which a new Interest Period is to be selected consists of LIBOR Loans in the aggregate principal amount of $__________ which were initially advanced to the Borrowers on __________, ____;

              (b) The last day of the current Interest Period for such Revolving Loans is ___________, ____; and

              (c) The next Interest Period for such Revolving Loans commencing upon the last day of the current Interest Period is to be _________ month[s].

       3. The Borrowers hereby certify to the Administrative Agents and the Lenders that, on the date of this Notice of Revolving Loan Interest Period Selection, and after giving effect to the requested selection, no Event of Default has occurred and is continuing.

       IN WITNESS WHEREOF, the Borrowers have executed this Notice of Revolving Loan Interest Period Selection on the date set forth above.

                            ARGOSY GAMING COMPANY, a Delaware
                            corporation, for itself and as agent for the other Borrowers


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------

                                    EXHIBIT D

                         NOTICE OF TERM LOAN CONVERSION

[Date]

Wells Fargo Bank, National Association
  as the Administrative Agent
[Address]
Attn:  [Name]

       1. Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of July 31, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Argosy Gaming Company, a Delaware corporation, Alton Gaming Company, an Illinois corporation, Argosy of Iowa, Inc., an Iowa corporation, Argosy of Louisiana, Inc., a Louisiana corporation, Belle of Sioux City, L.P., an Iowa limited partnership, Catfish Queen Partnership in Commendam, a Louisiana partnership in commendam, Centroplex Centre Convention Hotel, L.L.C., a Louisiana limited liability company, Empress Casino Joliet Corporation, an Illinois corporation, Indiana Gaming II, L.P., an Indiana limited partnership, The Indiana Gaming Company, an Indiana corporation, Indiana Gaming Holding Company, an Indiana corporation, Indiana Gaming Company, L.P., an Indiana limited partnership, Iowa Gaming Company, an Iowa corporation, Jazz Enterprises, Inc., a Louisiana corporation, and The Missouri Gaming Company, a Missouri corporation (collectively, the "Borrowers"), the financial institutions listed in SCHEDULE I to the Credit Agreement (the "Lenders"), Credit Lyonnais Los Angeles Branch, as Syndication Agent, Bank of Scotland and Bankers Trust Company, as Documentation Agents, and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), L/C Issuer and Swing Line Lender. Unless otherwise indicated, all terms defined in the Credit Agreement have the same respective meanings when used herein.

       2. Pursuant to SECTION 2.02(d) of the Credit Agreement, the Borrowers hereby irrevocably request to convert a Portion of the Term Loan Borrowing as follows:

              (a) The Portion of the Term Loan Borrowing to be converted is the ["Base Rate" or "LIBOR"] Borrowing Portion in the aggregate principal amount of $__________ [which has a current Interest Period of ____ month[s] expiring on __________, ____];

                  (b) The Portion to be converted is to be converted into [a] Portion(s) of [a] Type(s), in [an] amount(s), and, if such Portion(s) is [are] to include a LIBOR Portion(s), the Interest Period(s) therefor is [are] as follows:

                     TYPE          AMOUNT          INTEREST PERIOD
         and

              (c)    The date of the requested conversion is to be __________,
____.

              3. The Borrowers hereby certify to the Administrative Agent and the Lenders that, on the date of this Notice of Term Loan Conversion, and after giving effect to the requested conversion, no Event of Default has occurred and is continuing.(2)

         IN WITNESS WHEREOF, the Borrowers have executed this Notice of Term Loan Conversion on the date set forth above.

                            ARGOSY GAMING COMPANY, a Delaware
                            corporation, for itself and as agent for the other Borrowers


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------


---------------------
(2) Include if the Term Portion is to be converted into a LIBOR Loan.

                                    EXHIBIT E

                  NOTICE OF TERM LOAN INTEREST PERIOD SELECTION

[Date]

Wells Fargo Bank, National Association
  as the Administrative Agent
[Address]
Attn:  [Name]

       1. Reference is made to that certain Credit Agreement, dated as of July 31, 2001 (the "Credit Agreement"), among Argosy Gaming Company, a Delaware corporation, Alton Gaming Company, an Illinois corporation, Argosy of Iowa, Inc., an Iowa corporation, Argosy of Louisiana, Inc., a Louisiana corporation, Belle of Sioux City, L.P., an Iowa limited partnership, Catfish Queen Partnership in Commendam, a Louisiana partnership in commendam, Centroplex Centre Convention Hotel, L.L.C., a Louisiana limited liability company, Empress Casino Joliet Corporation, an Illinois corporation, Indiana Gaming II, L.P., an Indiana limited partnership, The Indiana Gaming Company, an Indiana corporation, Indiana Gaming Holding Company, an Indiana corporation, Indiana Gaming Company, L.P., an Indiana limited partnership, Iowa Gaming Company, an Iowa corporation, Jazz Enterprises, Inc., a Louisiana corporation, and The Missouri Gaming Company, a Missouri corporation (collectively, the "Borrowers"), the financial institutions listed in SCHEDULE I to the Credit Agreement (the "Lenders"), Credit Lyonnais Los Angeles Branch, as Syndication Agent, Bank of Scotland and Bankers Trust Company, as Documentation Agents, and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), L/C Issuer and Swing Line Lender. Unless otherwise indicated, all terms defined in the Credit Agreement have the same respective meanings when used herein.

       2. Pursuant to SECTION 2.02(e) of the Credit Agreement, the Borrowers hereby irrevocably select a new Interest Period for a Portion of the Term Loan Borrowing as follows:

              (a) The portion of the Term Loan Borrowing for which a new Interest Period is to be selected consists of LIBOR Portions in the aggregate principal amount of $__________ which were initially [advanced to] [converted by] the Borrowers on __________, ____;

              (b) The last day of the current Interest Period for such Portion of the Term Loan Borrowing is __________, ____; and

              (c) The next Interest Period for such Portion of the Term Loan Borrowing commencing upon the last day of the current Interest Period is to be __________ months.

       3. The Borrowers hereby certify to the Administrative Agents and the Lenders that, on the date of this Notice of Term Loan Interest Period Selection, and after giving effect to the requested selection, no Event of Default has occurred and is continuing.

       IN WITNESS WHEREOF, the Borrowers have executed this Notice of Term Loan Interest Period Selection on the date set forth above.

                            ARGOSY GAMING COMPANY, a Delaware
                            corporation, for itself and as agent for the other Borrowers


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------

                                    EXHIBIT F

                         NOTICE OF SWING LOAN BORROWING

[Date]

Wells Fargo Bank, National Association
  as the Administrative Agent
[Address]
Attn:  [Name]

       1. Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of July 31, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Argosy Gaming Company, a Delaware corporation, Alton Gaming Company, an Illinois corporation, Argosy of Iowa, Inc., an Iowa corporation, Argosy of Louisiana, Inc., a Louisiana corporation, Belle of Sioux City, L.P., an Iowa limited partnership, Catfish Queen Partnership in Commendam, a Louisiana partnership in commendam, Centroplex Centre Convention Hotel, L.L.C., a Louisiana limited liability company, Empress Casino Joliet Corporation, an Illinois corporation, Indiana Gaming II, L.P., an Indiana limited partnership, The Indiana Gaming Company, an Indiana corporation, Indiana Gaming Holding Company, an Indiana corporation, Indiana Gaming Company, L.P., an Indiana limited partnership, Iowa Gaming Company, an Iowa corporation, Jazz Enterprises, Inc., a Louisiana corporation, and The Missouri Gaming Company, a Missouri corporation (collectively, the "Borrowers"), the financial institutions listed in SCHEDULE I to the Credit Agreement (the "Lenders"), Credit Lyonnais Los Angeles Branch, as Syndication Agent, Bank of Scotland and Bankers Trust Company, as Documentation Agents, and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), L/C Issuer and Swing Line Lender. Unless otherwise indicated, all terms defined in the Credit Agreement have the same respective meanings when used herein.

       2. Pursuant to SECTION 2.04(b) of the Credit Agreement, the Borrowers hereby irrevocably request the Swing Loan Borrowing upon the following terms:

              (a) The principal amount of the Swing Loan Borrowing is to be $__________; and

              (b)    The date of the Swing Loan Borrowing is to be __________,
____.

       3. The Borrowers hereby certify to the Administrative Agent and the Lenders that, on the date of this Notice of Swing Loan Borrowing and after giving effect to the Swing Loan Borrowing:

              (a) The representations and warranties of the Borrowers set forth in ARTICLE IV of the Credit Agreement and in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

              (b)    No Default has occurred and is continuing;

              (c)    All of the Credit Documents are in full force and effect;

              (d) The Effective Amount of all outstanding Revolving Loans, L/C Obligations and Swing Line Loans, together with all other Indebtedness then outstanding under the Credit Agreement, would be permitted under either Section 4.07(a)(i) of the Senior Subordinated Indenture or the interest coverage ratio test set forth in the first paragraph of Section 4.07(a) of the Senior Subordinated Indenture; and

              (e) Attached hereto is an officer's certificate demonstrating compliance with Section 4.07 of the Senior Subordinated Indenture.

       4.     Please disburse the proceeds of the Swing Loan Borrowing to:



       IN WITNESS WHEREOF, the Borrowers have executed this Notice of Swing Loan Borrowing on the date set forth above.

                            ARGOSY GAMING COMPANY, a Delaware
                            corporation, for itself and as agent for the other Borrowers


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------

                                    EXHIBIT G

                               REVOLVING LOAN NOTE

$___________________                                      ________________, ____


       FOR VALUE RECEIVED, Argosy Gaming Company, a Delaware corporation, Alton Gaming Company, an Illinois corporation, Argosy of Iowa, Inc., an Iowa corporation, Argosy of Louisiana, Inc., a Louisiana corporation, Belle of Sioux City, L.P., an Iowa limited partnership, Catfish Queen Partnership In Commendam, a Louisiana partnership in commendam, Centroplex Centre Convention Hotel, L.L.C., a Louisiana limited liability company, Empress Casino Joliet Corporation, an Illinois corporation, Indiana Gaming II, L.P., an Indiana limited partnership, The Indiana Gaming Company, an Indiana corporation, Indiana Gaming Holding Company, an Indiana corporation, Indiana Gaming Company, L.P., an Indiana limited partnership, Iowa Gaming Company, an Iowa corporation, Jazz Enterprises, Inc., a Louisiana corporation, and The Missouri Gaming Company, a Missouri corporation (collectively, the "Borrowers") hereby jointly and severally promise to pay to the order of __________________________________, a
_______________________________________________ (the "Lender"), the principal sum of ______________________________ DOLLARS ($__________) or such lesser amount as shall equal the aggregate outstanding principal balance of the Revolving Loans made by the Lender to the Borrowers pursuant to the Second Amended and Restated Credit Agreement referred to below (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), on or before the Revolving Loan Maturity Date specified in the Credit Agreement; and to pay interest on said sum, or such lesser amount, at the rates and on the dates provided in the Credit Agreement.

       The Borrowers shall make all payments hereunder, for the account of the Lender's Applicable Lending Office, to the Administrative Agent as indicated in the Credit Agreement, in lawful money of the United States and in same day or immediately available funds.

       The Borrowers hereby authorize the Lender to record on the schedule(s) annexed to this note the date and amount of each Revolving Loan and of each payment or prepayment of principal made by the Borrowers and agrees that all such notations shall constitute prima facie evidence of the matters noted; provided, however, that the failure of the Lender to make any such notation shall not affect the Borrowers' obligations hereunder.

       This note is one of the Revolving Loan Notes referred to in the Second Amended and Restated Credit Agreement, dated as of July 31, 2001, among the Borrowers, the Lender and the other financial institutions from time to time parties thereto (collectively, the "Lenders"), Credit Lyonnais Los Angeles Branch, as Syndication Agent, Bank of Scotland and Bankers Trust Company, as Documentation Agents, and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders, L/C Issuer and Swing Line Lender. This
note is subject to the terms of the Credit Agreement, including the rights of prepayment and the rights of acceleration of maturity set forth therein. Terms used herein have the meanings assigned to those terms in the Credit Agreement, unless otherwise defined herein.

       The transfer, sale or assignment of any rights under or interest in this note is subject to certain restrictions contained in the Credit Agreement, including SECTION 8.05 thereof.

       The Borrowers shall pay all reasonable fees and expenses, including reasonable attorneys' fees, incurred by the Lender in the enforcement or attempt to enforce any of the Borrowers' obligations hereunder not performed when due. The Borrowers hereby waive notice of presentment, demand, protest or notice of any other kind. This note shall be governed by and construed in accordance with the laws of the State of New York.

                            ARGOSY GAMING COMPANY, a Delaware
                            corporation


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            ALTON GAMING COMPANY, an Illinois
                            corporation


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            ARGOSY OF IOWA, INC., an Iowa corporation


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            ARGOSY OF LOUISIANA, INC., a Louisiana
                            corporation


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------

                            BELLE OF SIOUX CITY, L.P., an Iowa limited partnership

                            By:    Iowa Gaming Company, an Iowa
                                   corporation
                            Its:   General Partner


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            CATFISH QUEEN PARTNERSHIP IN
                            COMMENDAM, a Louisiana partnership in
                            commendam

                            By:    Argosy of Louisiana, Inc., a Louisiana
                                   corporation
                            Its:   General Partner


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------

                            By:    Jazz Enterprises, Inc., a Louisiana
                                   corporation
                            Its:   Limited Partner


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------

                            CENTROPLEX CENTRE CONVENTION
                            HOTEL, L.L.C., a Louisiana limited liability company

                            By:    Argosy Gaming Company, a Delaware corporation
                            Its:   Sole Member


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            EMPRESS CASINO JOLIET CORPORATION, an
                            Illinois corporation


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            INDIANA GAMING II, L.P., an Indiana limited partnership

                            By:    Indiana Gaming Holding Company, an Indiana
                                   corporation
                            Its:   General Partner


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------

                            THE INDIANA GAMING COMPANY, an Indiana
                            corporation


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------

                            INDIANA GAMING HOLDING COMPANY, an Indiana corporation


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            INDIANA GAMING COMPANY, L.P., an
                            Indiana limited partnership

                            By:    The Indiana Gaming Company, an Indiana
                                   corporation
                            Its:   General Partner


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            IOWA GAMING COMPANY, an Iowa corporation


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            JAZZ ENTERPRISES, INC., a Louisiana
                            corporation


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            THE MISSOURI GAMING COMPANY, a
                            Missouri corporation


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------


                         LOANS AND PAYMENTS OF PRINCIPAL

--------------- ------------------ -------------------- --------------------------- ---------------------- --------------------
                                                             INTEREST PERIOD
                                                                AMOUNT OF                   UNPAID
                                                           PRINCIPAL PAID OR               PRINCIPAL             NOTATION
     DATE         TYPE OF LOAN       AMOUNT OF LOAN             PREPAID                     BALANCE              MADE BY
--------------- ------------------ -------------------- --------------------------- ---------------------- --------------------

--------------- ------------------ -------------------- --------------------------- ---------------------- --------------------

--------------- ------------------ -------------------- --------------------------- ---------------------- --------------------

--------------- ------------------ -------------------- --------------------------- ---------------------- --------------------

--------------- ------------------ -------------------- --------------------------- ---------------------- --------------------


                                    EXHIBIT H

                                 TERM LOAN NOTE

$______________                                       ____________________, ____


       FOR VALUE RECEIVED, Argosy Gaming Company, a Delaware corporation, Alton Gaming Company, an Illinois corporation, Argosy of Iowa, Inc., an Iowa corporation, Argosy of Louisiana, Inc., a Louisiana corporation, Belle of Sioux City, L.P., an Iowa limited partnership, Catfish Queen Partnership In Commendam, a Louisiana partnership in commendam, Centroplex Centre Convention Hotel, L.L.C., a Louisiana limited liability company, Empress Casino Joliet Corporation, an Illinois corporation, Indiana Gaming II, L.P., an Indiana limited partnership, The Indiana Gaming Company, an Indiana corporation, Indiana Gaming Holding Company, an Indiana corporation, Indiana Gaming Company, L.P., an Indiana limited partnership, Iowa Gaming Company, an Iowa corporation, Jazz Enterprises, Inc., a Louisiana corporation, and The Missouri Gaming Company, a Missouri corporation (collectively, the "Borrowers") hereby jointly and severally promise to pay to the order of ______________________________, a _______________________________________ (the "Lender"), the principal sum of
______________________________ DOLLARS ($__________) and to pay interest on the outstanding balance of said sum at the rates and on the dates provided in the Second Amended and Restated Credit Agreement referred to below (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); provided, however, that all principal and accrued interest remaining unpaid shall be payable in full on the Term Loan Maturity Date.

       The Borrowers shall make all payments hereunder, for the account of the Lender's Applicable Lending Office, to the Administrative Agent as indicated in the Credit Agreement, in lawful money of the United States and in same day or immediately available funds.

       This note is one of the Term Loan Notes referred to in the Credit Agreement, dated as of July 31, 2001, among the Borrowers, the Lender and the other financial institutions from time to time parties thereto (collectively, the "Lenders"), Credit Lyonnais Los Angeles Branch, as Syndication Agent, Bank of Scotland and Bankers Trust Company, as Documentation Agents, and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders, L/C Issuer and Swing Line Lender. This note is subject to the terms of the Credit Agreement, including the rights of prepayment and the rights of acceleration of maturity set forth therein. Terms used herein have the meanings assigned to those terms in the Credit Agreement, unless otherwise defined herein.

       The transfer, sale or assignment of any rights under or interest in this note is subject to certain restrictions contained in the Credit Agreement, including SECTION 8.05 thereof.

       The Borrowers shall pay all reasonable fees and expenses, including reasonable attorneys' fees, incurred by the Lender in the enforcement or attempt to enforce any of the Borrowers' obligations hereunder not performed when due. The Borrowers hereby waive notice of presentment, demand, protest or notice of any other kind.

       This note shall be governed by and construed in accordance with the laws of the State of New York.

                            ARGOSY GAMING COMPANY, a Delaware
                            corporation


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            ALTON GAMING COMPANY, an Illinois
                            corporation


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            ARGOSY OF IOWA, INC., an Iowa corporation


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            ARGOSY OF LOUISIANA, INC., a Louisiana
                            corporation


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------

                            BELLE OF SIOUX CITY, L.P., an Iowa limited partnership

                            By:    Iowa Gaming Company, an Iowa
                                   corporation
                            Its:   General Partner


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            CATFISH QUEEN PARTNERSHIP IN
                            COMMENDAM, a Louisiana partnership in
                            commendam

                            By:    Argosy of Louisiana, Inc., a Louisiana
                                   corporation
                            Its:   General Partner


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------

                            By:    Jazz Enterprises, Inc., a Louisiana
                                   corporation
                            Its:   Limited Partner


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------

                            CENTROPLEX CENTRE CONVENTION
                            HOTEL, L.L.C., a Louisiana limited liability company

                            By:    Argosy Gaming Company, a Delaware
                                   corporation
                            Its:   Sole Member


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            EMPRESS CASINO JOLIET CORPORATION, an
                            Illinois corporation


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            INDIANA GAMING II, L.P., an Indiana limited partnership

                            By:    Indiana Gaming Holding Company, an Indiana
                                   corporation
                            Its:   General Partner


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------

                            THE INDIANA GAMING COMPANY, an Indiana
                            corporation


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------

                            INDIANA GAMING HOLDING COMPANY, an
                            Indiana corporation


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            INDIANA GAMING COMPANY, L.P., an Indiana limited partnership

                            By:    The Indiana Gaming Company, an Indiana
                                   corporation
                            Its:   General Partner


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------



                            IOWA GAMING COMPANY, an Iowa corporation


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            JAZZ ENTERPRISES, INC., a Louisiana
                            corporation


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            THE MISSOURI GAMING COMPANY, a
                            Missouri corporation


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------

                                    EXHIBIT I

                                 SWING LOAN NOTE

$20,000,000                                                        July 31, 2001

       FOR VALUE RECEIVED, Argosy Gaming Company, a Delaware corporation, Alton Gaming Company, an Illinois corporation, Argosy of Iowa, Inc., an Iowa corporation, Argosy of Louisiana, Inc., a Louisiana corporation, Belle of Sioux City, L.P., an Iowa limited partnership, Catfish Queen Partnership in Commendam, a Louisiana partnership in commendam, Centroplex Centre Convention Hotel, L.L.C., a Louisiana limited liability company, Empress Casino Joliet Corporation, an Illinois corporation, Indiana Gaming II, L.P., an Indiana limited partnership, The Indiana Gaming Company, an Indiana corporation, Indiana Gaming Holding Company, an Indiana corporation, Indiana Gaming Company, L.P., an Indiana limited partnership, Iowa Gaming Company, an Iowa corporation, Jazz Enterprises, Inc., a Louisiana corporation, and The Missouri Gaming Company, a Missouri corporation (collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION (the "Lender"), the principal sum of TWENTY MILLION DOLLARS ($20,000,000) or such lesser amount as shall equal the aggregate outstanding principal balance of the Swing Line Loans made by the Lender to the Borrowers pursuant to the Second Amended and Restated Credit Agreement referred to below (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), on or before the Revolving Loan Maturity Date specified in the Credit Agreement; and to pay interest on said sum, or such lesser amount, at the rates and on the dates provided in the Credit Agreement.

       The Borrowers shall make all payments hereunder, for the account of the Lender's Applicable Lending Office, to the Administrative Agent as indicated in the Credit Agreement, in lawful money of the United States and in same day or immediately available funds.

       The Borrowers hereby authorize the Lender to record on the schedule(s) annexed to this note the date and amount of each Swing Line Loan and of each payment or prepayment of principal made by the Borrowers and agrees that all such notations shall constitute prima facie evidence of the matters noted; provided, however, that the failure of the Lender to make any such notation shall not affect the Borrowers' obligations hereunder.

       This note is the Swing Line Note referred to in that certain Second Amended and Restated Credit Agreement, dated as of July 31, 2001, among the Borrowers, the Lender and the other financial institutions from time to time parties thereto (collectively, the "Lenders"), Credit Lyonnais Los Angeles Branch, as Syndication Agent, Bank of Scotland and Bankers Trust Company, as Documentation Agents, and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders, L/C Issuer and Swing Line Lender. This
note is subject to the terms of the Credit Agreement, including the rights of prepayment and the rights of acceleration of maturity set forth therein. Terms used herein have the meanings assigned to those terms in the Credit Agreement, unless otherwise defined herein.

       The transfer, sale or assignment of any rights under or interest in this note is subject to certain restrictions contained in the Credit Agreement, including SECTION 8.05 thereof.

       The Borrowers shall pay all reasonable fees and expenses, including reasonable attorneys' fees, incurred by the Lender in the enforcement or attempt to enforce any of the Borrowers' obligations hereunder not performed when due. The Borrowers hereby waive notice of presentment, demand, protest or notice of any other kind.

       This note shall be governed by and construed in accordance with the laws of the State of New York.

                            ARGOSY GAMING COMPANY, a Delaware
                            corporation


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            ALTON GAMING COMPANY, an Illinois
                            corporation


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            ARGOSY OF IOWA, INC., an Iowa corporation


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            ARGOSY OF LOUISIANA, INC., a Louisiana
                            corporation


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------

                            BELLE OF SIOUX CITY, L.P., an Iowa limited partnership

                            By:    Iowa Gaming Company, an Iowa corporation
                            Its:   General Partner


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            CATFISH QUEEN PARTNERSHIP IN
                            COMMENDAM, a Louisiana partnership in
                            commendam

                            By:    Argosy of Louisiana, Inc., a Louisiana
                                   corporation
                            Its:   General Partner


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------

                            By:    Jazz Enterprises, Inc., a Louisiana
                                   corporation
                            Its:   Limited Partner


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------

                            CENTROPLEX CENTRE CONVENTION
                            HOTEL, L.L.C., a Louisiana limited liability company

                            By:    Argosy Gaming Company, a Delaware corporation
                            Its:   Sole Member


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            EMPRESS CASINO JOLIET CORPORATION, an
                            Illinois corporation


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            INDIANA GAMING II, L.P., an Indiana
                            limited partnership

                            By:    Indiana Gaming Holding Company, an Indiana
                                   corporation
                            Its:   General Partner


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------

                            THE INDIANA GAMING COMPANY, an Indiana
                            corporation


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------

                            INDIANA GAMING HOLDING COMPANY, an
                            Indiana corporation


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            INDIANA GAMING COMPANY, L.P., an Indiana limited partnership

                            By:    The Indiana Gaming Company, an Indiana
                                   corporation
                            Its:   General Partner


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            IOWA GAMING COMPANY, an Iowa corporation


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            JAZZ ENTERPRISES, INC., a Louisiana
                            corporation


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            THE MISSOURI GAMING COMPANY, a
                            Missouri corporation


                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------

                                    EXHIBIT J

                              ASSIGNMENT AGREEMENT

       THIS ASSIGNMENT AGREEMENT, dated as of the date set forth at the top of Attachment 1 hereto, by and among:

       (1) The financial institution designated under item A of Attachment 1 hereto as the Assignor Lender ("Assignor Lender"); and

       (2) The financial institution designated under item B of Attachment 1 hereto as the Assignee Lender ("Assignee Lender").

                                    RECITALS

       A. Assignor Lender is one of the Lenders which is a party to the Second Amended and Restated Credit Agreement dated as of July 31, 2001, by and among Argosy Gaming Company, a Delaware corporation, Alton Gaming Company, an Illinois corporation, Argosy of Iowa, Inc., an Iowa corporation, Argosy of Louisiana, Inc., a Louisiana corporation, Belle of Sioux City, L.P., an Iowa limited partnership, Catfish Queen Partnership in Commendam, a Louisiana partnership in commendam, Centroplex Centre Convention Hotel, L.L.C., a Louisiana limited liability company, Empress Casino Joliet Corporation, an Illinois corporation, Indiana Gaming II, L.P., an Indiana limited partnership, The Indiana Gaming Company, an Indiana corporation, Indiana Gaming Holding Company, an Indiana corporation, Indiana Gaming Company, L.P., an Indiana limited partnership, Iowa Gaming Company, an Iowa corporation, Jazz Enterprises, Inc., a Louisiana corporation, and The Missouri Gaming Company, a Missouri corporation (collectively, the "Borrowers") Assignor Lender and the other financial institutions parties thereto (collectively, the "Lenders"), Credit Lyonnais Los Angeles Branch, as Syndication Agent, Bank of Scotland and Bankers Trust Company, as Documentation Agents, and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), L/C Issuer and Swing Line Lender (as amended, supplemented or otherwise modified in accordance with its terms from time to time, the "Credit Agreement").

       B. Assignor Lender wishes to sell, and Assignee Lender wishes to purchase, all or a portion of Assignor Lender's rights under the Credit Agreement pursuant to SECTION 8.05(c) of the Credit Agreement.

                                    AGREEMENT

       Now, therefore, the parties hereto hereby agree as follows:

       1. DEFINITIONS. Except as otherwise defined in this Assignment Agreement, all capitalized terms used herein and defined in the Credit Agreement have the respective meanings given to those terms in the Credit Agreement.

       2. SALE AND ASSIGNMENT. Subject to the terms and conditions of this Assignment Agreement, Assignor Lender hereby agrees to sell, assign and delegate to Assignee Lender and

Assignee Lender hereby agrees to purchase, accept and assume the rights, obligations and duties of a Lender under the Credit Agreement and the other Credit Documents having a Revolving Loan Commitment and/or a Term Loan and corresponding Proportionate Share(s) as set forth under Column 1 opposite Assignee Lender's name on Attachment 1 hereto. Such sale, assignment and delegation shall become effective on the date designated in Attachment 1 hereto (the "Assignment Effective Date"), which date shall be, unless the Administrative Agent shall otherwise consent, at least five (5) Business Days after the date following the date counterparts of this Assignment Agreement are delivered to the Administrative Agent in accordance with SECTION 3 hereof.

       3. ASSIGNMENT EFFECTIVE NOTICE. Upon (a) receipt by the Administrative Agent of five (5) counterparts of this Assignment Agreement (to each of which is attached a fully completed Attachment 1), each of which has been executed by Assignor Lender and Assignee Lender (and, to the extent required by SECTION 8.05(c) of the Credit Agreement, by the Borrowers and the Administrative Agent) and (b) payment to the Administrative Agent of the registration and processing fee specified in SECTION 8.05(e) of the Credit Agreement by Assignor Lender, the Administrative Agent will transmit to the Borrowers, Assignor Lender and Assignee Lender an Assignment Effective Notice substantially in the form of Attachment 2 hereto, fully completed (an "Assignment Effective Notice").

       4. ASSIGNMENT EFFECTIVE DATE. At or before 12:00 noon (local time of Assignor Lender) on the Assignment Effective Date, Assignee Lender shall pay to Assignor Lender, in immediately available or same day funds, an amount equal to the purchase price, as agreed between Assignor Lender and Assignee Lender (the "Purchase Price"), for the Revolving Loan Commitment (and related Loans and participations in L/C Obligations) and/or Term Loan and corresponding Proportionate Share(s) purchased by Assignee Lender hereunder. Effective upon receipt by Assignor Lender of the Purchase Price payable by Assignee Lender, the sale, assignment and delegation to Assignee Lender of such Revolving Loan Commitment (and related Loans and participations in L/C Obligations) and/or Term Loan and corresponding Proportionate Share(s) as described in Section 2 hereof shall become effective.

       5. PAYMENTS AFTER THE ASSIGNMENT EFFECTIVE DATE. Assignor Lender and Assignee Lender hereby agree that the Administrative Agent shall, and hereby authorize and direct the Administrative Agent to, allocate amounts payable under the Credit Agreement and the other Credit Documents as follows:

              (a) All principal payments made after the Assignment Effective Date with respect to each Revolving Loan Commitment and/or Term Loan and corresponding Proportionate Share(s) assigned to Assignee Lender pursuant to this Assignment Agreement shall be payable to Assignee Lender.

              (b) All interest, fees and other amounts accrued after the Assignment Effective Date with respect to each Revolving Loan Commitment and/or Term Loan and corresponding Proportionate Share(s) assigned to Assignee Lender pursuant to this Assignment Agreement shall be payable to Assignee Lender.

              Assignor Lender and Assignee Lender shall make any separate arrangements between themselves which they deem appropriate with respect to payments between them of amounts paid under the Credit Documents on account of the Revolving Loan Commitment and/or Term Loan and corresponding Proportionate Share(s) assigned to Assignee Lender, and neither the Administrative Agent nor any Borrower shall have any responsibility to effect or carry out such separate arrangements.

       6. DELIVERY OF NOTES. On or prior to the Assignment Effective Date, Assignor Lender will deliver to the Administrative Agent the Notes (if any) payable to Assignor Lender. On or prior to the Assignment Effective Date, if requested, the Borrowers will deliver to the Administrative Agent new Notes for Assignee Lender and Assignor Lender, in each case in principal amounts reflecting, in accordance with the Credit Agreement, their respective Revolving Loan Commitment and/or Term Proportionate Share of the Term Loans (as adjusted pursuant to this Assignment Agreement), as applicable. As provided in SECTION 8.05(c) of the Credit Agreement, each such new Note shall be dated the Restatement Effective Date. Promptly after the Assignment Effective Date, if new Notes are requested the Administrative Agent will send to each of Assignor Lender and Assignee Lender, as applicable, its new Notes and, if applicable, will send to the Borrowers the superseded Notes payable to Assignor Lender, marked "Replaced."

       7. DELIVERY OF COPIES OF CREDIT DOCUMENTS. Concurrently with the execution and delivery hereof, Assignor Lender will provide to Assignee Lender (if it is not already a Lender party to the Credit Agreement) conformed copies of all documents delivered to Assignor Lender on or prior to the Restatement Effective Date in satisfaction of the conditions precedent set forth in the Credit Agreement.

       8. FURTHER ASSURANCES. Each of the parties to this Assignment Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment Agreement.

       9. FURTHER REPRESENTATIONS, WARRANTIES AND COVENANTS. Assignor Lender and Assignee Lender further represent and warrant to and covenant with each other, the Administrative Agent and the Lenders as follows:

              (a) Other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, Assignor Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents furnished or the Collateral or any security interest therein.

              (b) Assignor Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or any of its obligations under the Credit Agreement or any other Credit Documents.

              (c) Assignee Lender confirms that it has received a copy of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement.

              (d) Assignee Lender will, independently and without reliance upon the Administrative Agent, Assignor Lender or any other Lender and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Credit Documents.

              (e) Assignee Lender appoints and authorizes the Administrative Agent to take such action as the Administrative Agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as the Administrative Agent is authorized to exercise by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article VII of the Credit Agreement.

              (f) Assignee Lender agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Credit Documents are required to be performed by it as a Lender.

              (g) Attachment 1 hereto sets forth administrative information with respect to Assignee Lender.

       10. EFFECT OF THIS ASSIGNMENT AGREEMENT. On and after the Assignment Effective Date, (a) Assignee Lender shall be a Lender with a Revolving Loan Commitment and/or Term Loan and corresponding Proportionate Share(s) equal to that set forth under Column 2 opposite Assignee Lender's name on Attachment 1 hereto and shall have the rights, duties and obligations of such a Lender under the Credit Agreement and the other Credit Documents and (b) Assignor Lender shall be a Lender with a Revolving Loan Commitment and/or Term Loan and corresponding Proportionate Share(s) equal to that set forth under Column 2 opposite Assignor Lender's name on Attachment 1 hereto, and shall have the rights, duties and obligations of such a Lender under the Credit Agreement and the other Credit Documents or, if any Revolving Loan Commitment and any Term Loan of Assignor Lender has been reduced to $0, Assignor Lender shall cease to be a Lender and shall have no further obligation to make any Loans.

       11. MISCELLANEOUS. This Assignment Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Section headings in this Assignment Agreement are for convenience of reference only and are not part of the substance hereof.

       IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective duly authorized officers as of the date set forth in Attachment 1 hereto.

                                                                         , as
                            ---------------------------------------------
                            Assignor Lender


                            By:
                                 ----------------------------------------
                            Name:
                                   --------------------------------------
                            Title:
                                    -------------------------------------


                                                                         , as
                            ---------------------------------------------
                            Assignee Lender


                            By:
                                 ----------------------------------------
                            Name:
                                   --------------------------------------
                            Title:
                                    -------------------------------------



CONSENTED TO AND ACKNOWLEDGED BY:

                            [ARGOSY GAMING COMPANY, a Delaware
                            corporation, for itself and as agent for the other Borrowers


                            By:
                                 ----------------------------------------
                            Name:
                                   --------------------------------------
                            Title:                                       ](3)
                                    -------------------------------------]


Wells Fargo Bank, National Association,
as the Administrative Agent


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------


---------------------
(3) If consent is required under Section 8.05(c) of the Credit Agreement.

ACCEPTED FOR RECORDATION
  IN REGISTER:

Wells Fargo Bank, National Association,
as the Administrative Agent



By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

                                  ATTACHMENT 1

                            TO ASSIGNMENT AGREEMENT
         NAMES, ADDRESSES AND [REVOLVING LOAN COMMITMENTS] AND/OR [TERM LOAN] AND PROPORTIONATE SHARES OF ASSIGNOR LENDER AND ASSIGNEE
                      LENDER AND ASSIGNMENT EFFECTIVE DATE

            ______________, ____

                                                      COLUMN 1                     COLUMN 2
                                                      --------                     --------
                                                  [REVOLVING LOAN              [REVOLVING LOAN
A.     ASSIGNOR LENDER                              COMMITMENT]                   COMMITMENT]
                                                    [TERM LOAN                    [TERM LOAN
                                                     PRINCIPAL]                   PRINCIPAL]
                                                       AND                           AND
                                                  (PROPORTIONATE                (PROPORTIONATE
                                                    SHARE)(1,2)                     SHARE)
                                                    TRANSFERRED                     AFTER(1)
                                                                                  ASSIGNMENT
                                                  ---------------              ---------------
       -------------------------------------   ----------------------     -------------------------
                                               $                          $(3)
       -------------------------------------   ----------------------     -------------------------
                                               (________________%)        (________________%)
       Applicable Lending Office:

       -------------------------------------

       -------------------------------------

       -------------------------------------

       Address for Notices:

       -------------------------------------

       -------------------------------------

       -------------------------------------
       Telephone No.:
                          ------------------
       Telecopier No.:
                          ------------------

       Wiring Instructions:

       -------------------------------------

       -------------------------------------

---------------------
(1) To be expressed by a percentage rounded to the eighth digit to the right of the decimal point.
(2) Proportionate Share of Total Revolving Loan Commitment and/or aggregate Effective Amount of all Term Loans outstanding, in each case as contemplated to be sold by Assignor Lender and purchased by Assignee Lender pursuant to this Assignment Agreement.
(3) Not required for assignments by Wells Fargo Bank, National Association within one month after the Restatement Effective Date.


                                                        COLUMN 1                        COLUMN 2
                                                        --------                        --------
                                                     [REVOLVING LOAN                [REVOLVING LOAN
B.     ASSIGNEE LENDER                                 COMMITMENT                     COMMITMENT]
                                                       [TERM LOAN                     [TERM LOAN]
                                                       PRINCIPAL]                      PRINCIPAL]
                                                          AND                             AND
                                                     (PROPORTIONATE                 (PROPORTIONATE
                                                       SHARE)(1,2)                     SHARE)(1)
                                                       TRANSFERRED                      AFTER
                                                                                      ASSIGNMENT
                                                       -----------                    ----------
       -----------------------------------        ---------------------          ---------------------
                                                  $                              $
       -----------------------------------        ---------------------          ---------------------

                                                  (__________________%)          (__________________%)
       Applicable Lending Office:

       -----------------------------------

       ----------------------------------

       ----------------------------------

       ----------------------------------

       Address for Notices:

       ----------------------------------

       ----------------------------------

       ----------------------------------

       ----------------------------------

       Telephone No.: ___________________

       Telecopier No.: __________________

       Wiring Instructions:

       ----------------------------------

       ----------------------------------

       ----------------------------------

C.     ASSIGNMENT EFFECTIVE DATE:

       --------------------------, ------

---------------------------------
1 To be expressed by a percentage rounded to the eighth digit to the right of the decimal point.
2 Proportionate Share of Total Revolving Loan Commitment and/or aggregate Effective Amount of all Term Loans outstanding, in each case as contemplated to be sold by Assignor Lender and purchased by Assignee Lender pursuant to this Assignment Agreement.


                                  ATTACHMENT 2

                             TO ASSIGNMENT AGREEMENT
                                     FORM OF
                           ASSIGNMENT EFFECTIVE NOTICE

       Reference is made to that certain Second Amended and Restated Credit
Agreement, dated as of July 31, 2001, among Argosy Gaming Company, a Delaware corporation, Alton Gaming Company, an Illinois corporation, Argosy of Iowa,
Inc., an Iowa corporation, Argosy of Louisiana, Inc., a Louisiana corporation,
Belle of Sioux City, L.P., an Iowa limited partnership, Catfish Queen
Partnership in Commendam, a Louisiana partnership in commendam, Centroplex
Centre Convention Hotel, L.L.C., a Louisiana limited liability company, Empress
Casino Joliet Corporation, an Illinois corporation, Indiana Gaming II, L.P., an
Indiana limited partnership, The Indiana Gaming Company, an Indiana corporation,
Indiana Gaming Holding Company, an Indiana corporation, Indiana Gaming Company,
L.P., an Indiana limited partnership, Iowa Gaming Company, an Iowa corporation,
Jazz Enterprises, Inc., a Louisiana corporation, and The Missouri Gaming
Company, a Missouri corporation (collectively, the "Borrowers"), the financial institutions parties thereto (the "Lenders"), Credit Lyonnais Los Angeles
Branch, as Syndication Agent, Bank of Scotland and Bankers Trust Company, as
Documentation Agents, and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the "Administrative
Agent"), L/C Issuer and Swing Line Lender. The Administrative Agent hereby acknowledges receipt of five executed counterparts of a completed Assignment
Agreement, a copy of which is attached hereto. Terms defined in such Assignment
Agreement are used herein as therein defined.

       1. Pursuant to such Assignment Agreement, you are advised that the Assignment Effective Date will be __________.

       2. Pursuant to such Assignment Agreement, Assignor Lender is required to deliver to the Administrative Agent on or before the Assignment Effective
Date the Note, if any, payable to Assignor Lender.

       3.    Pursuant to such Assignment Agreement and the Credit Agreement, the
Borrowers are required to deliver to the Administrative Agent on or before the Assignment Effective Date the following Notes, each dated ______________________
[Insert appropriate date]:

             [Describe each new Note for Assignor Lender and Assignee
             Lender as to principal amount, to the extent that such Notes are requested by Assignor Lender and Assignee Lender.]

                                      J - 9
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       4.    Pursuant to such Assignment Agreement, Assignee Lender is required to pay its Purchase Price to Assignor Lender at or before 12:00 noon (local time of Assignor Lender) on the Assignment Effective Date in immediately available funds.

                                        Very truly yours,

                                        WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION, as the Administrative Agent


                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------

                                     J - 10
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                                                                       OHS DRAFT
                                                                        07/27/01
--------------------------------------------------------------------------------


                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                      among

                             ARGOSY GAMING COMPANY,

                        THE OTHER BORROWERS NAMED HEREIN,

                            THE LENDERS NAMED HEREIN,

                       CREDIT LYONNAIS LOS ANGELES BRANCH,

                              as Syndication Agent,

                   BANK OF SCOTLAND and BANKERS TRUST COMPANY,

                             as Documentation Agents

                                       and

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,

          as the Administrative Agent, L/C Issuer and Swing Line Lender



                            Dated as of July 31, 2001


--------------------------------------------------------------------------------

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                                TABLE OF CONTENTS

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ARTICLE I.         INTERPRETATION..............................................................................2

         1.01.  Definitions....................................................................................2

         1.02.  GAAP..........................................................................................35

         1.03.  Headings......................................................................................35

         1.04.  Plural Terms..................................................................................35

         1.05.  Time..........................................................................................35

         1.06.  Governing Law.................................................................................35

         1.07.  Construction..................................................................................36

         1.08.  Entire Agreement..............................................................................36

         1.09.  Calculation of Interest and Fees..............................................................36

         1.10.  References....................................................................................36

         1.11.  Other Interpretive Provisions.................................................................37

ARTICLE II.        CREDIT FACILITIES..........................................................................37

         2.01.  Revolving Loan Facility.......................................................................37

                (a)    Revolving Loan Availability............................................................37

                (b)    Notice of Revolving Loan Borrowing.....................................................37

                (c)    Revolving Loan Interest Rates..........................................................38

                (d)    Conversion of Revolving Loans..........................................................38

                (e)    LIBOR Loan Interest Periods............................................................39

                (f)    Scheduled Revolving Loan Payments......................................................40

                (g)    Purpose................................................................................40

         2.02.  Term Loan Facility............................................................................40

                (a)    Term Loan Availability.................................................................40

                (b)    Term Loan Borrowing....................................................................40

                (c)    Term Loan Interest Rates...............................................................41

                (d)    Conversion of Term Loan Portions.......................................................41

                (e)    LIBOR Portion Interest Periods.........................................................42

                (f)    Scheduled Term Loan Payments...........................................................42

                (g)    Purpose................................................................................43

         2.03.  Letters of Credit.............................................................................43

                (a)    The Letter of Credit Commitment........................................................43

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                (b)    Procedures for Issuance and Amendment of Letters of Credit;
                       Evergreen Letters of Credit............................................................44

                (c)    Drawings and Reimbursements; Funding of Participations.................................45

                (d)    Repayment of Participations............................................................47

                (e)    Obligations Absolute...................................................................47

                (f)    Role of L/C Issuer.....................................................................48

                (g)    Cash Collateral........................................................................49

                (h)    Applicability of ISP98 and UCP.........................................................49

                (i)    Letter of Credit Fees..................................................................49

                (j)    Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer..............49

                (k)    Conflict with Letter of Credit Application.............................................50

         2.04.  Swing Line....................................................................................50

                (a)    The Swing Line.........................................................................50

                (b)    Borrowing Procedures...................................................................50

                (c)    Refinancing of Swing Line Loans........................................................51

                (d)    Repayment of Participations............................................................52

                (e)    Interest for Account of Swing Line Lender..............................................52

                (f)    Payments Directly to Swing Line Lender.................................................52

         2.05.  Amount Limitations, Commitment Reductions, Etc................................................53

                (a)    Total Commitment.......................................................................53

                (b)    Optional Reduction or Cancellation of Commitments......................................53

                (c)    Mandatory Reduction or Termination of Commitments......................................53

                (d)    Effect of Commitment Reductions........................................................54

         2.06.  Fees..........................................................................................54

                (a)    Administrative Agent's Fee.............................................................54

                (b)    Commitment Fees........................................................................54

         2.07.  Prepayments...................................................................................55

                (a)    Terms of All Prepayments...............................................................55

                (b)    Optional Prepayments...................................................................55

                (c)    Mandatory Prepayments..................................................................56

                (d)    Application of Term Loan Prepayments...................................................57

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                (e)    Optional Waiver of Prepayments.........................................................57

         2.08.  Other Payment Terms...........................................................................58

                (a)    Place and Manner.......................................................................58

                (b)    Date...................................................................................58

                (c)    Application of Payments................................................................58

                (d)    Failure to Pay the Administrative Agent................................................59

         2.09.  Loan Accounts; Notes..........................................................................59

                (a)    Loan Accounts..........................................................................59

                (b)    Revolving Loan Notes...................................................................59

                (c)    Term Loan Notes........................................................................60

                (d)    Swing Line Notes.......................................................................60

         2.10.  Loan Funding..................................................................................60

                (a)    Lender Funding and Disbursement to the Borrowers.......................................60

                (b)    Lender Failure to Fund.................................................................61

                (c)    Lenders' Obligations Several...........................................................61

         2.11.  Pro Rata Treatment............................................................................61

                (a)    Borrowings, Commitment Reductions, Etc.................................................61

                (b)    Sharing of Payments, Etc...............................................................62

         2.12.  Change of Circumstances.......................................................................62

                (a)    Inability to Determine Rates...........................................................62

                (b)    Illegality.............................................................................63

                (c)    Increased Costs........................................................................63

                (d)    Capital Requirements...................................................................64

                (e)    Mitigation.............................................................................64

         2.13.  Taxes on Payments.............................................................................65

                (a)    Payments Free of Taxes.................................................................65

                (b)    Withholding Exemption Certificates.....................................................65

                (c)    Mitigation.............................................................................66

                (d)    Tax Returns............................................................................66

         2.14.  Funding Loss Indemnification..................................................................66

         2.15.  Security......................................................................................67

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                (a)    Security Documents.....................................................................67

                (b)    Further Assurances.....................................................................67

         2.16.  Replacement of the Lenders....................................................................67

ARTICLE III.       CONDITIONS PRECEDENT.......................................................................68

         3.01.  Initial Conditions Precedent..................................................................68

                (a)    Principal Credit Documents.............................................................68

                (b)    Organizational Documents...............................................................69

                (c)    Financial Statements, Financial Condition, Etc.........................................70

                (d)    Collateral Documents...................................................................70

                (e)    Opinions...............................................................................72

                (f)    Other Items............................................................................72

         3.02.  Conditions Precedent to each Credit Event.....................................................75

         3.03.  Covenant to Deliver...........................................................................76

ARTICLE IV.        REPRESENTATIONS AND WARRANTIES.............................................................76

         4.01.  Borrowers' Representations and Warranties.....................................................76

                (a)    Due Incorporation, Qualification, etc..................................................76

                (b)    Authority..............................................................................76

                (c)    Enforceability.........................................................................76

                (d)    Non-Contravention......................................................................76

                (e)    Approvals..............................................................................77

                (f)    No Violation or Default................................................................77

                (g)    Litigation.............................................................................78

                (h)    Title; Possession Under Leases; Intercompany Notes.....................................78

                (i)    Financial Statements...................................................................78

                (j)    Creation, Perfection and Priority of Liens.............................................78

                (k)    No Agreements to Sell Assets; Etc......................................................79

                (l)    Employee Benefit Plans.................................................................79

                (m)    Other Regulations......................................................................80

                (n)    Patent and Other Rights................................................................80

                (o)    Governmental Charges...................................................................80

                (p)    Margin Stock...........................................................................80

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                (q)    Subsidiaries, Etc......................................................................80

                (r)    Solvency, Etc..........................................................................81

                (s)    Catastrophic Events....................................................................81

                (t)    Labor Matters..........................................................................81

                (u)    Burdensome Contractual Obligations, Etc................................................81

                (v)    No Material Adverse Effect.............................................................81

                (w)    Accuracy of Information Furnished......................................................81

                (x)    Brokerage Commissions..................................................................81

                (y)    Subordinated Indentures................................................................81

                (z)    Policies of Insurance..................................................................82

                (aa)   Contingent Obligations.................................................................82

                (bb)   Merger.................................................................................82

ARTICLE V.         COVENANTS..................................................................................82

         5.01.  Affirmative Covenants.........................................................................82

                (a)    Financial Statements, Reports, etc.....................................................82

                (b)    Books and Records......................................................................84

                (c)    Inspections............................................................................84

                (d)    Insurance..............................................................................84

                (e)    Governmental Charges and Other Indebtedness............................................85

                (f)    Use of Proceeds........................................................................85

                (g)    General Business Operations............................................................85

                (h)    Rate Contracts.........................................................................86

                (i)    Compliance with Laws; Maintenance of Gaming and Liquor Licenses........................86

                (j)    Additional Collateral..................................................................86

                (k)    New Subsidiaries.......................................................................87

                (l)    Minimum Subordinated Debt..............................................................87

                (m)    Appraisals.............................................................................87

                (n)    Designation of Senior Debt.............................................................87

                (o)    Manager................................................................................88

         5.02.  Negative Covenants............................................................................88

                (a)    Indebtedness...........................................................................88

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                (b)    Liens..................................................................................89

                (c)    Asset Dispositions.....................................................................90

                (d)    Mergers, Acquisitions, Etc.............................................................91

                (e)    Investments............................................................................92

                (f)    Dividends, Redemptions, Etc............................................................92

                (g)    Change in Business.....................................................................93

                (h)    Payments of Indebtedness, Etc..........................................................93

                (i)    ERISA..................................................................................93

                (j)    Transactions With Affiliates...........................................................94

                (k)    Accounting Changes.....................................................................94

                (l)    Expenditure Basket.....................................................................94

                (m)    Amendments of Material Agreements......................................................94

                (n)    Limitation on Consolidated Tax Liability...............................................94

                (o)    Manager................................................................................94

                (p)    Amendment of Certain Documents.........................................................94

         5.03.  Financial Covenants...........................................................................94

                (a)    Total Funded Debt to EBITDA Ratio......................................................95

                (b)    Senior Funded Debt to EBITDA Ratio.....................................................95

                (c)    Fixed Charge Coverage Ratio............................................................95

                (d)    Minimum Net Worth......................................................................95

                (e)    Maximum Capital Expenditures...........................................................96

                (f)    Minimum Capital Expenditures...........................................................96

ARTICLE VI.         DEFAULT...................................................................................96

         6.01.  Events of Default.............................................................................96

                (a)    Non-Payment............................................................................96

                (b)    Specific Defaults......................................................................96

                (c)    Other Defaults.........................................................................97

                (d)    Representations and Warranties.........................................................97

                (e)    Cross-Default..........................................................................97

                (f)    Insolvency; Voluntary Proceedings......................................................97

                (g)    Involuntary Proceedings................................................................98

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                (h)    Judgments..............................................................................98

                (i)    Credit Documents.......................................................................98

                (j)    Security Documents.....................................................................98

                (k)    Employee Benefit Plans.................................................................98

                (l)    Change of Control......................................................................99

                (m)    Material Adverse Effect................................................................99

                (n)    Loss of Gaming Licenses/Failure to Maintain Gaming Activities..........................99

                (o)    Involuntary Dissolution or Split Up....................................................99

                (p)    Development Agreements.................................................................99

                (q)    Trigger Event..........................................................................99

         6.02.  Remedies......................................................................................99

         6.03.  Effect of Reverse Trigger Event..............................................................100

ARTICLE VII.        THE ADMINISTRATIVE AGENT AND RELATIONS AMONG THE LENDERS.................................100

         7.01.  Appointment, Powers and Immunities...........................................................100

         7.02.  Reliance by the Administrative Agent.........................................................101

         7.03.  Defaults.....................................................................................101

         7.04.  Indemnification..............................................................................101

         7.05.  Non-Reliance.................................................................................102

         7.06.  Resignation or Removal of the Administrative Agent...........................................102

         7.07.  Authorization................................................................................102

         7.08.  The Administrative Agent in its Individual Capacity..........................................103

ARTICLE VIII.       MISCELLANEOUS............................................................................103

         8.01.  Notices......................................................................................103

         8.02.  Expenses.....................................................................................104

         8.03.  Indemnification..............................................................................105

         8.04.  Waivers; Amendments..........................................................................105

         8.05.  Successors and Assigns.......................................................................107

                (a)    Binding Effect........................................................................107

                (b)    Participations........................................................................107

                (c)    Assignments...........................................................................107

                (d)    Register..............................................................................109

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                (e)    Registration..........................................................................110

                (f)    Confidentiality.......................................................................110

                (g)    Pledges to Federal Reserve Banks, Etc.................................................110

                (h)    Assignments by Wells Fargo............................................................110

         8.06.  Setoff; Security Interest....................................................................110

                (a)    Setoff................................................................................110

                (b)    Security Interest.....................................................................111

         8.07.  No Third Party Rights........................................................................111

         8.08.  Partial Invalidity...........................................................................111

         8.09.  Jury Trial...................................................................................111

         8.10.  Confidentiality..............................................................................111

         8.11.  Counterparts.................................................................................112

         8.12.  Consent to Jurisdiction......................................................................112

         8.13.  Joint and Several Obligations................................................................113

         8.14.  Assignment of Revolving Loans................................................................114

         8.15.  Application of Gaming Laws...................................................................115

         8.16.  Damages; Insurance and Condemnation Proceeds; Missouri Levee Condemnation....................116

         8.17.  Effectiveness of Restatement.................................................................117

         8.18.  Departing Lenders............................................................................118

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SCHEDULES AND EXHIBITS
Schedule I                 The Lenders
Schedule II                Existing Letters of Credit
Schedule III               Description of Alton Real Property
Schedule IV                Description of Baton Rouge Real Property
Schedule V                 Description of Joliet Real Property
Schedule VI                Description of Lawrenceburg Real Property
Schedule VII               Description of Riverside Real Property
Schedule VIII              Description of Sioux City Real Property
Schedule 4.01(g)           Litigation
Schedule 4.01(h)           Intercompany Notes and Real Property
Schedule 4.01(l)           Multiemployer Plans
Schedule 4.01(n)           Intellectual Property
Schedule 4.01(q)           Subsidiaries
Schedule 4.01(t)           Labor Matters
Schedule 4.01(aa)          Contingent Obligations

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Schedule 5.01(d)           Existing Insurance
Schedule 5.02(a)           Existing Indebtedness
Schedule 5.02(b)           Existing Liens
Schedule 5.02(e)           Existing Investments
Schedule 5.03(e)           Specified Capital Expenditures
Schedule 8.16(c)           Missouri Condemnation Easements and Fee Property

Exhibit A                  Notice of Revolving Loan Borrowing
Exhibit B                  Notice of Revolving Loan Conversion
Exhibit C                  Notice of Revolving Loan Interest Period Selection
Exhibit D                  Notice of Term Loan Conversion
Exhibit E                  Notice of Term Loan Interest Period Selection
Exhibit F                  Notice of Swing Loan Borrowing
Exhibit G                  Revolving Loan Note
Exhibit H                  Term Loan Note
Exhibit I                  Swing Loan Note
Exhibit J                  Assignment Agreement

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